                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  8
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 19

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

October 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail purchasing activity, pushing the personal savings rate down to a record low as spending rates outpaced income growth. Although we experienced a slowdown during the second quarter of 1999, economic growth accelerated toward the end of the reporting period. The growth rate of the nation's gross domestic product (GDP) dipped to 1.6 percent for the second quarter of 1999, but climbed back up to 4.8 percent in the third quarter.

EMPLOYMENT SITUATION

    The strong job market helped to support the health of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains, but they ultimately pushed the cost of labor higher, as evidenced by the sharp jump in the Employment Cost Index in the second quarter of 1999.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index (CPI) report. The Federal Reserve remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed two of its interest rate cuts from the fall of 1998, raising rates in June and August 1999 to keep the economy from overheating.

                          INTEREST RATES AND INFLATION
                 September 30, 1997, through September 30, 1999
                                    [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 1997                                                                   5.5000                             2.2000
                                                                           6.2500                             2.2000
                                                                           5.7500                             2.1000
Dec 1997                                                                   5.6875                             1.8000
                                                                           6.5000                             1.7000
                                                                           5.5625                             1.6000
Mar 1998                                                                   5.6250                             1.4000
                                                                           6.1250                             1.4000
                                                                           5.6250                             1.4000
Jun 1998                                                                   5.6875                             1.7000
                                                                           6.0000                             1.7000
                                                                           5.5625                             1.7000
Sep 1998                                                                   5.9375                             1.6000
                                                                           5.7500                             1.5000
                                                                           5.2500                             1.5000
Dec 1998                                                                   4.8750                             1.5000
                                                                           4.0000                             1.6000
                                                                           4.8125                             1.7000
Mar 1999                                                                   4.8750                             1.6000
                                                                           5.1250                             1.7000
                                                                           4.9375                             2.3000
Jun 1999                                                                   4.5000                             2.1000
                                                                           4.0000                             2.0000
                                                                           4.7500                             2.1000
Sep 1999                                                                   5.4375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1999

                            VAN KAMPEN UTILITY FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Six-month total return based on NAV(1)...    8.97%      8.53%       8.53%
Six-month total return(2)................    2.68%      4.53%       7.53%
One-year total return(2).................    4.01%      5.52%       8.53%
Five-year average annual total
   return(2).............................   14.24%     14.53%      14.71%
Life-of-Fund average annual total
   return(2).............................   10.28%     10.52%      10.37%
Commencement date........................  07/28/93   07/28/93   08/13/93

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Because the Fund concentrates investments in the utility industry, it may be more susceptible to any economic, political or regulatory occurrence effecting this industry. Foreign securities involve the risk of fluctuations in foreign exchange rates, future political and economic developments. Lower-rated securities are referred to as "junk bonds"' and are considered speculative with regards to payment of interest and principal.

Market forecasts provided in this report may not necessarily come to pass.

                          PORTFOLIO MANAGEMENT REVIEW
                            VAN KAMPEN UTILITY FUND

We recently spoke to the portfolio managers of the Van Kampen Utility Fund about the key events and economic forces that shaped the markets during the past six months. The managers include Christine Drusch, senior portfolio manager, who has managed the Fund since August 1997 and has worked in the investment industry since 1985. She is joined by Matthew Hart and David McLaughlin, portfolio managers, and Stephen L. Boyd, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the six months ended September 30, 1999.

    Q COULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE REPORTING PERIOD?

    A As has been its trademark recently, the stock market was volatile during the past two quarters. Early in the reporting period, the Dow Jones Industrial Average continued its upward trend, passing the 11,000 milestone in early May. Soon after, the market reversed course, as investors anticipated an increase in interest rates. This anticipation placed downward pressure on the market but generally helped utility stocks, which benefited from a "flight to quality "--or a preference for less volatile, less risky investments. In an attempt to moderate economic growth, the Federal Reserve Board did increase rates twice during the reporting period. Following the first increase, the stock market rose slightly because the rate hike was widely expected. The market response to the second rate increase was less favorable. The Dow reached a record high the following day but went on to lose nearly 9 percent of its value. In this environment, electric utilities, which are sensitive to rising interest rates, were poor performers.
    Other market factors affected the electric utility markets during the last two quarters. A proposed utility-rate decrease by the British government threatened to curtail utility companies' earnings not only in the United Kingdom, but also for U.S. companies with exposure to that country. Investors also continued to be skeptical about the economic viability of a number of industry mergers. In response to these conditions, many electric utilities performed poorly.

    Q IN LIGHT OF THIS ENVIRONMENT, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND, AND HOW DID THIS STRATEGY AFFECT THE FUND'S PERFORMANCE?

    A We sought to moderate the Fund's volatility by maintaining a significant weighting in electric utilities. This weighting hurt the Fund's return, because, as we mentioned, these types of companies were not popular investments for much of the reporting period. In response to this sector's underperformance, we slightly reduced our weighting in this area.

    However, the Fund did benefit by actively investing in telecommunications companies. Except for our holdings in businesses that provide long-distance service, which as a group did not perform well, the telecommunications area was a bright spot for the Fund. These companies have been reaping the rewards of this industry's explosive growth and exciting potential. During the reporting period, we took advantage of opportunities to invest further in businesses in this area.

   Q  COULD YOU PROVIDE EXAMPLES OF TELECOMMUNICATIONS STOCKS THAT HELPED THE
      FUND?

   A Vodaphone, a provider of cellular service, performed extremely well. After its recent merger with Airtouch, Vodaphone is now one of the world's largest cellular providers, with coverage in the United States, the United
Kingdom, and continental Europe. Going forward, we continue to be optimistic about this company's prospects--a recent joint venture with Bell Atlantic could further expand the company's reach and market penetration in the United States.
    Another telecommunications company that helped the Fund's performance was China Telecom. In your last report, we cited this company as one of our disappointments; the company was hurt by last year's Asian economic difficulties. We maintained our position in China Telecom, however, because China represents a burgeoning market for telecommunications services, and we felt strongly that the company provided significant potential for growth. During the reporting period, our patience was rewarded with this stock, which responded favorably to improving international economic conditions.

   Q DID ANY COMPANIES OUTSIDE THE TELECOMMUNICATIONS INDUSTRY CONTRIBUTE POSITIVELY TO THE FUND'S PERFORMANCE?

   A Calpine, the Fund's largest holding at the period's end, was an excellent performer. As an independent energy producer, Calpine can operate more effectively than more traditional, state-regulated utilities can. As a result, the firm has operated very flexibly--and profitably--in this environment.
    We benefited from our ownership of Northeast Optic Networks. This company is laying fiber optic cabling throughout the northeastern United States, where heavy demand for data transmission is accompanied by a shortage of the necessary infrastructure. As reflected in its stock price during the reporting period, Northeast Optics Network has been efficiently meeting this demand
    Natural gas companies also performed well for the Fund. For example, Coastal, which saw its stock track a rise in natural gas prices, provided a nice return. Similarly, we benefited from our investment in Enron. Like Calpine, Enron is taking advantage of new opportunities in a gradually deregulating utility environment. The company sells natural gas and electricity products and is also diversifying into telecommunications services.

    Q  WHAT ARE SOME STOCKS THAT HURT THE FUND?

    A As we mentioned, electric utilities were generally disappointments during the reporting period. Texas Utilities was one such company whose recent performance dragged the Fund's return. In response to the British government's utility rate decrease, analysts reduced their earnings estimates for the company, as the rate reduction will cut into the revenues of Texas Utilities' U.K. subsidiary. GPU, another of the Fund's holdings, also lost value in response to the British government's action.
    The Fund was also hurt by our investment in DyCom Industries, which provides engineering and construction services to utility companies. The company was negatively affected by concerns that its accounting methods were overstating the firm's projected growth. In response to this uncertainty, investors quickly sold the stock. We sold our holdings as well, though not before incurring a significant loss on the investment.
    As referred to earlier, despite the generally positive performance of telecommunications companies, businesses that offer long-distance service did not fare well in recent months. Investors feared that lower long-distance rates would lead to reduced revenues for companies such as AT&T and MCI Worldcom, both of which were significant holdings in the Fund. Some analysts believe that lower prices may eventually encourage consumers to make more long-distance calls, possibly making up for the decreased revenue. In the short-term, however, this is not anticipated; as a result, these companies underperformed and hurt the Fund's return.
    Telecommunications company Cincinnati Bell also hurt the Fund during the reporting period. The company acquired IXC Communications, a much larger business that provides long-distance services. Investors were skeptical whether Cincinnati Bell could capably integrate IXC, and Cincinnati Bell's valuation fell accordingly. For additional Fund portfolio highlights, please refer to page 9.

    Q  HOW DID THE FUND PERFORM OVERALL?

    A For the six-month period ended September 30, 1999, the Fund generated a total return of 8.97 percent(1) (Class A shares at net asset value). By comparison, the Standard & Poor's 40 Utilities Index returned 6.30 percent, while the Lipper Utility Fund Index returned 7.14 percent for the period. We attribute the Fund's outperformance to successful stock selection, especially in the telecommunications area.
    The S&P Utilities Index is an unmanaged broad-based index that reflects the general performance of utility stocks, while the unmanaged Lipper Utility Fund Index reflects the average performance of utility funds.
    Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future results.

    Q  WHAT DO YOU SEE AHEAD FOR THE FUND?

    A We're anticipating continued market volatility, especially in the short-term as investors deal with uncertainties surrounding how the markets will respond to year 2000 (Y2K) concerns. These concerns are particularly important in the utility industry, where Y2K preparedness is critical. We anticipate that, going forward, we will moderate our weighting in this industry, choosing to invest selectively as attractive opportunities present themselves. Meanwhile, we continue to be optimistic about the prospective growth of the telecommunications industry and expect to increase our investments in companies that we believe can capitalize on the exploding demand for communications services.

[SIG]
Christine Drusch

Senior Portfolio Manager

[SIG]
David McLaughlin

Portfolio Manager

[SIG]
Matthew Hart

Portfolio Manager

[SIG]
Stephen L. Boyd

Chief Investment Officer
Equity Investments

                               GLOSSARY OF TERMS

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FLIGHT TO QUALITY: The flow of funds toward safer investments in times of marketplace uncertainty or fear.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                              PORTFOLIO HIGHLIGHTS

                            VAN KAMPEN UTILITY FUND
 TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 1999*

CALPINE, an independent power producer, operates geothermal
power facilities and sells electricity and steam in the
United States and in selected international markets.........   5.1%

AMERITECH offers a full range of communications services,
including local and long-distance telephone and data,
cellular, paging, security, cable television, and
Internet....................................................   4.4%

VODAFONE AIRTOUCH operates analog and digital cellular
networks offering voice communications, messaging, paging,
and mobile data services....................................   4.1%

SPRINT is a global communications company whose operations
include long distance, local telephone, product
distribution, and directory publishing......................   3.6%

CHINA TELECOM offers cellular phone services in the
Guangdong, Zhejiang, and Jiangsu provinces of China.........   3.5%

NSTAR offers electricity and natural gas services to
Massachusetts customers.....................................   3.0%

COASTAL is a diversified energy company whose business
segments include natural gas, petroleum, chemicals, power
plants, and trucking........................................   3.0%

DQE is a multi-utility delivery and services company whose
subsidiaries include the generation, distribution and sale
of electricity..............................................   2.9%

ENRON is a leading natural gas producer and wholesale power
marketer. The company also offers services in risk
management, energy consulting, and construction and
engineering.................................................   2.7%

PINNACLE WEST CAPITAL owns three subsidiaries: APS, an
Arizona electric utility concern; SunCor, a residential,
commercial, and industrial developer; and Eldorado, a
venture capital unit........................................   2.6%

TOP FIVE PORTFOLIO INDUSTRIES*
                                  [BAR GRAPH]

                                                                     SEPTEMBER 30, 1999                   MARCH 31, 1999
                                                                     ------------------                   --------------
Electric Utilities                                                          43.1                               44.6
Telecommunications                                                          37.2                               38.3
Oil,Gas Pipeline and Distribution                                            9.4                                9.2
Natural Gas Pipeline and Distribution                                        4.8                                4.9
Technology                                                                     3                                0.6

* As a percentage of long-term investments

                            PORTFOLIO OF INVESTMENTS

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                 Security Description                   Shares    Market Value
------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS  84.5%
CONSUMER SERVICES  1.1%
Quanta Services, Inc. (a).............................   60,000   $  1,758,750
                                                                  ------------
ELECTRIC UTILITIES  38.3%
Allegheny Energy, Inc.................................   47,000      1,495,187
Calpine Corp. (a).....................................   88,350      7,515,272
Cinergy Corp..........................................   63,500      1,797,844
CMS Energy Corp.......................................   94,400      3,203,700
Consolidated Edison, Inc..............................   40,000      1,660,000
DQE, Inc..............................................  109,900      4,299,837
DTE Energy Co.........................................   50,000      1,806,250
Edison International..................................   36,200        880,113
FirstEnergy Corp......................................  138,000      3,519,000
GPU, Inc..............................................   43,975      1,434,684
Illinova Corp.........................................   80,500      2,259,031
Independent Energy Holdings, PLC......................   75,000      1,439,063
Montana Power Co......................................   45,800      1,394,038
New Century Energies, Inc.............................   49,000      1,638,437
Niagara Mohawk Holdings, Inc. (a).....................  127,700      1,971,369
Northeast Utilities...................................   45,900        843,413
NSTAR.................................................  114,600      4,440,750
OGE Energy Corp.......................................   75,200      1,673,200
PECO Energy Co........................................   60,700      2,276,250
Pinnacle West Capital Corp............................  104,700      3,808,462
Public Service Co. of New Mexico......................   88,500      1,615,125
Reliant Energy, Inc...................................  114,800      3,106,775
Sierra Pacific Resources..............................  134,928      3,002,148
Southern Co...........................................   75,800      1,951,850
Texas Utilities Co....................................   29,300      1,093,256
Texas Utilities Co.--Convertible Preferred, PRIDES....   14,800        729,825
                                                                  ------------
                                                                    60,854,879
                                                                  ------------
NATURAL GAS PIPELINE AND DISTRIBUTION  4.4%
National Fuel Gas Co. NJ..............................   31,000      1,462,812
NICOR, Inc............................................   50,000      1,859,375
Southwest Gas Corp....................................   58,800      1,583,925
WICOR, Inc............................................   72,000      2,092,500
                                                                  ------------
                                                                     6,998,612
                                                                  ------------

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                 Security Description                   Shares    Market Value
------------------------------------------------------------------------------
OIL & GAS PIPELINE AND DISTRIBUTION  8.0%
Coastal Corp..........................................  108,000   $  4,421,250
Columbia Energy Group.................................   55,500      3,073,313
El Paso Energy Capital Trust I--Convertible
  Preferred...........................................   41,750      2,186,656
Enron Corp............................................   72,800      3,003,000
                                                                  ------------
                                                                    12,684,219
                                                                  ------------
TELECOMMUNICATIONS  29.9%
AirGate PCS, Inc. (a).................................    8,500        211,438
ALLTEL Corp...........................................   49,300      3,469,487
Ameritech Corp........................................   96,000      6,450,000
Bell Atlantic Corp....................................   39,900      2,685,769
BellSouth Corp........................................   69,400      3,123,000
Cable & Wireless, PLC--ADR (United Kingdom)...........  100,700      3,335,687
China Telecom--ADR (China)............................   82,000      5,068,625
Cincinnati Bell, Inc..................................   41,000        796,938
France Telecom--ADR (France)..........................   20,000      1,741,250
Global Crossing Ltd. (a)..............................   56,580      1,499,370
Nextlink Communications, Inc.--Convertible Preferred,
  144A--Private Placement (b).........................   10,100      1,229,675
SBC Communications, Inc...............................   42,700      2,180,369
Sprint Corp. (PCS Group)..............................   61,800      3,352,650
Sprint Corp. PCS, Ser I (a)...........................   11,700        872,381
Tele Danmark A/S ADS (Denmark)........................  100,000      2,962,500
U.S. West, Inc........................................   44,400      2,533,575
Vodafone AirTouch, PLC--ADR (United Kingdom)..........   25,000      5,943,750
                                                                  ------------
                                                                    47,456,464
                                                                  ------------
TECHNOLOGY  2.8%
NorthEast Optic Network, Inc. (a).....................   60,000      2,265,000
PSINet, Inc.--Convertible Preferred Ser C.............   16,000        644,000
Verio, Inc.--Convertible Preferred Ser
A,--144A--Private Placement (b).......................   11,600        484,300
Winstar Communications, Inc.--Convertible Preferred
Ser D.................................................   21,075        998,428
                                                                  ------------
                                                                     4,391,728
                                                                  ------------
TOTAL COMMON AND PREFERRED STOCKS  84.5%.......................   $134,144,652
                                                                  ------------

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                   Description                 Coupon   Maturity  Market Value
-----------------------------------------------------------------------------------
         FIXED INCOME SECURITIES  7.5%
         CABLE TELEVISION  1.3%
$1,000   Continental Cablevision, Inc.............   8.300%  05/15/06  $  1,044,109
 1,000   Cox Communications, Inc..................   6.875   06/15/05       980,291
                                                                       ------------
                                                                          2,024,400
                                                                       ------------
         ELECTRIC UTILITIES  1.3%
 1,000   Texas Utilities Electric Co..............   8.250   04/01/04     1,049,608
 1,000   Union Electric Co........................   7.375   12/15/04     1,033,010
                                                                       ------------
                                                                          2,082,618
                                                                       ------------
         OIL & GAS PIPELINE AND DISTRIBUTION  0.6%
 1,000   Enron Corp...............................   7.125   05/15/07       976,518
                                                                       ------------
         TELECOMMUNICATIONS  4.3%
 1,000   360 Communications.......................   7.125   03/01/03     1,012,435
   900   GTE Corp.................................   9.375   12/01/00       930,800
 1,000   Sprint Corp..............................   8.125   07/15/02     1,033,340
 3,000   Telefonos de Mexico, SA..................   4.250   06/15/04     2,827,500
 1,000   Worldcom, Inc............................   7.750   04/01/07     1,039,927
                                                                       ------------
                                                                          6,844,002
                                                                       ------------
TOTAL FIXED INCOME SECURITIES........................................    11,927,538
                                                                       ------------
TOTAL LONG-TERM INVESTMENTS  92.0%
  (Cost $105,447,674)................................................   146,072,190
SHORT-TERM INVESTMENTS  7.7%
  (Cost $12,127,248).................................................    12,127,248
                                                                       ------------
TOTAL INVESTMENTS  99.7%
  (Cost $117,574,922)................................................   158,199,438
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%..........................       506,203
                                                                       ------------
NET ASSETS  100.0%...................................................  $158,705,641
                                                                       ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

ADR -- American Depository Receipts
ADS -- American Depository Shares
PRIDES -- Preferred redeemable increased dividend equity, traded in shares.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $117,574,922).......................    $158,199,438
Cash........................................................           1,328
Receivables:
  Investments Purchased.....................................       2,037,983
  Interest..................................................         270,570
  Dividends.................................................         187,916
  Fund Shares Sold..........................................         124,258
Other.......................................................           8,581
                                                                ------------
      Total Assets..........................................     160,830,074
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       1,228,125
  Fund Shares Repurchased...................................         419,630
  Distributor and Affiliates................................         191,039
  Investment Advisory Fee...................................          86,001
Trustees' Deferred Compensation and Retirement Plans........         144,326
Accrued Expenses............................................          55,312
                                                                ------------
      Total Liabilities.....................................       2,124,433
                                                                ------------
NET ASSETS..................................................    $158,705,641
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $109,228,759
Net Unrealized Appreciation.................................      40,624,516
Accumulated Net Realized Gain...............................       8,702,425
Accumulated Undistributed Net Investment Income.............         149,941
                                                                ------------
NET ASSETS..................................................    $158,705,641
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $66,090,607 and 3,505,256 shares of
    beneficial interest issued and outstanding).............    $      18.85
    Maximum sales charge (5.75%* of offering price).........            1.15
                                                                ------------
    Maximum offering price to public........................    $      20.00
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $85,867,151 and 4,562,224 shares of
    beneficial interest issued and outstanding).............    $      18.82
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $6,747,883 and 358,773 shares of
    beneficial interest issued and outstanding).............    $      18.81
                                                                ============

 *On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

            For the Six Months Ended September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                               Six Months Ended
                                                              September 30, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends...................................................     $  2,168,462
Interest....................................................          550,919
                                                                 ------------
    Total Income............................................        2,719,381
                                                                 ------------
EXPENSES:
Distribution (12b-1) and Services Fees (Attributed to
  Classes A, B and C of $84,929, $451,495 and $34,268,
  respectively).............................................          570,692
Investment Advisory Fee.....................................          536,874
Shareholder Services........................................          134,818
Trustees' Fees and Related Expenses.........................           19,565
Legal.......................................................           11,680
Custody.....................................................            8,039
Other.......................................................          116,961
                                                                 ------------
    Total Expenses..........................................        1,398,629
                                                                 ------------
NET INVESTMENT INCOME.......................................     $  1,320,752
                                                                 ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................     $  6,641,826
                                                                 ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       35,241,774
  End of the Period:
    Investments.............................................       40,624,516
                                                                 ------------
Net Unrealized Appreciation During the Period...............        5,382,742
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN............................     $ 12,024,568
                                                                 ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................     $ 13,345,320
                                                                 ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

       For the Six Months Ended September 30, 1999, the Nine Months Ended
          March 31, 1999 and the Year Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                            Six Months Ended    Nine Months Ended    Year Ended
                                           September 30, 1999    March 31, 1999     June 30, 1998
-------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................     $  1,320,752        $  2,146,231      $  2,919,996
Net Realized Gain........................        6,641,826           3,971,978         5,691,843
Net Unrealized Appreciation/Depreciation
 During the Period.......................        5,382,742          (4,004,125)       26,338,865
                                              ------------        ------------      ------------
Change in Net Assets from Operations.....       13,345,320           2,114,084        34,950,704
                                              ------------        ------------      ------------
Distributions from Net Investment
 Income..................................       (1,188,991)         (2,070,469)       (3,302,950)
Distributions in Excess of Net Investment
 Income..................................              -0-                 -0-           (58,293)
                                              ------------        ------------      ------------
Distributions from and in Excess of Net
 Investment Income*......................       (1,188,991)         (2,070,469)       (3,361,243)
                                              ------------        ------------      ------------
Distributions from Net Realized Gain.....              -0-          (1,862,563)      (13,156,292)
Distributions in Excess of Net Realized
 Gain....................................              -0-                 -0-          (125,726)
                                              ------------        ------------      ------------
Distributions from and in Excess of Net
 Realized Gain*..........................              -0-          (1,862,563)      (13,282,018)
                                              ------------        ------------      ------------
Return of Capital Distribution*..........              -0-                 -0-        (7,471,305)
                                              ------------        ------------      ------------
Total Distributions......................       (1,188,991)         (3,933,032)      (24,114,566)
                                              ------------        ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
 ACTIVITIES..............................       12,156,329          (1,818,948)       10,836,138
                                              ------------        ------------      ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold................       11,629,622          25,006,965        33,570,538
Net Asset Value of Shares Issued Through
 Dividend Reinvestment...................          988,476           3,332,371        21,003,724
Cost of Shares Repurchased...............      (19,179,915)        (26,459,204)      (53,035,786)
                                              ------------        ------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS............................       (6,561,817)          1,880,132         1,538,476
                                              ------------        ------------      ------------
TOTAL INCREASE/DECREASE IN NET ASSETS....        5,594,512              61,184        12,374,614
NET ASSETS:
Beginning of the Period..................      153,111,129         153,049,945       140,675,331
                                              ------------        ------------      ------------
End of the Period (Including accumulated
 undistributed net investment income of
 $149,941, $18,180 and $(57,582),
 respectively)...........................     $158,705,641        $153,111,129      $153,049,945
                                              ============        ============      ============
*Distributions by Class
-------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net
 Investment Income:
 Class A Shares..........................     $   (636,167)       $ (1,031,678)     $ (1,538,296)
 Class B Shares..........................         (513,994)           (970,381)       (1,714,845)
 Class C Shares..........................          (38,830)            (68,410)         (108,102)
                                              ------------        ------------      ------------
                                              $ (1,188,991)       $ (2,070,469)     $ (3,361,243)
                                              ============        ============      ============
Distributions from and in Excess of Net
 Realized Gain:
 Class A Shares..........................     $        -0-        $   (740,901)     $ (5,310,506)
 Class B Shares..........................              -0-          (1,048,593)       (7,494,154)
 Class C Shares..........................              -0-             (73,069)         (477,358)
                                              ------------        ------------      ------------
                                              $        -0-        $ (1,862,563)     $(13,282,018)
                                              ============        ============      ============
Return of Capital Distribution:
 Class A Shares..........................     $        -0-        $        -0-      $ (2,987,603)
 Class B Shares..........................              -0-                 -0-        (4,215,072)
 Class C Shares..........................              -0-                 -0-          (268,630)
                                              ------------        ------------      ------------
                                              $        -0-        $        -0-      $ (7,471,305)
                                              ============        ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                         Six Months     Nine Months
                            Ended          Ended               Year Ended June 30,
                        September 30,    March 31,    -------------------------------------
Class A Shares              1999           1999        1998      1997      1996      1995
-------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period...............    $17.465        $17.657     $16.441   $15.298   $13.386   $12.906
                           -------        -------     -------   -------   -------   -------
Net Investment
  Income...............       .197           .310        .429      .637      .538      .595
Net Realized and
  Unrealized
  Gain/Loss............      1.372           .013       3.909     1.317     2.077      .485
                           -------        -------     -------   -------   -------   -------
Total from Investment
  Operations...........      1.569           .323       4.338     1.954     2.615     1.080
                           -------        -------     -------   -------   -------   -------
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income.............       .180           .300        .480      .610      .703      .600
  Distributions from
    and in Excess of
    Net Realized
    Gain...............        -0-           .215       1.691      .201       -0-       -0-
  Return of Capital
    Distribution.......        -0-            -0-        .951       -0-       -0-       -0-
                           -------        -------     -------   -------   -------   -------
Total Distributions....       .180           .515       3.122      .811      .703      .600
                           -------        -------     -------   -------   -------   -------
Net Asset Value, End of
  the Period...........    $18.854        $17.465     $17.657   $16.441   $15.298   $13.386
                           =======        =======     =======   =======   =======   =======
Total Return (a).......      8.97%*         1.72%*     28.17%    13.20%    19.93%     8.70%
Net Assets at End of
  the Period (In
  millions)............    $  66.1        $  62.1     $  60.4   $  52.5   $  57.7   $  50.4
Ratio of Expenses to
  Average Net
  Assets (b)...........      1.25%          1.24%       1.30%     1.41%     1.38%     1.34%
Ratio of Net Investment
  Income to Average Net
  Assets (b)...........      2.04%          2.29%       2.47%     4.03%     3.61%     4.55%
Portfolio Turnover.....        17%*           13%*        23%      102%      121%      109%

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended June 30, 1997, and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                         Six Months     Nine Months
                            Ended          Ended               Year Ended June 30,
                        September 30,    March 31,    -------------------------------------
    Class B Shares          1999           1999        1998      1997      1996      1995
-------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period...............    $17.437        $17.632     $16.434   $15.296   $13.356   $12.880
                           -------        -------     -------   -------   -------   -------
Net Investment
  Income...............       .125           .208        .309      .519      .426      .507
Net Realized and
  Unrealized
  Gain/Loss............      1.369           .012       3.891     1.314     2.080      .461
                           -------        -------     -------   -------   -------   -------
Total from Investment
  Operations...........      1.494           .220       4.200     1.833     2.506      .968
                           -------        -------     -------   -------   -------   -------
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income.............       .110           .200        .360      .494      .566      .492
  Distributions from
    and in Excess of
    Net Realized
    Gain...............        -0-           .215       1.691      .201       -0-       -0-
  Return of Capital
    Distribution.......        -0-            -0-        .951       -0-       -0-       -0-
                           -------        -------     -------   -------   -------   -------
Total Distributions....       .110           .415       3.002      .695      .566      .492
                           -------        -------     -------   -------   -------   -------
Net Asset Value, End of
  the Period...........    $18.821        $17.437     $17.632   $16.434   $15.296   $13.356
                           =======        =======     =======   =======   =======   =======
Total Return (a).......      8.53%*         1.21%*     27.20%    12.30%    19.08%     7.80%
Net Assets at End of
  the Period (In
  millions)............    $  85.9        $  84.1     $  86.8   $  83.3   $  92.9   $  81.0
Ratio of Expenses to
  Average Net
  Assets (b)...........      2.00%          1.99%       2.07%     2.17%     2.13%     2.05%
Ratio of Net Investment
  Income to Average Net
  Assets (b)...........      1.29%          1.53%       1.74%     3.27%     2.86%     3.84%
Portfolio Turnover.....        17%*           13%*        23%      102%      121%      109%

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended June 30, 1997, and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                         Six Months     Nine Months
                            Ended          Ended               Year Ended June 30,
                        September 30,    March 31,    -------------------------------------
Class C Shares              1999           1999        1998      1997      1996      1995
-------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period...............    $17.426        $17.619     $16.426   $15.290   $13.356   $12.868
                           -------        -------     -------   -------   -------   -------
Net Investment
  Income...............       .127           .209        .308      .503      .470      .482
Net Realized and
  Unrealized
  Gain/Loss............      1.365           .013       3.887     1.328     2.030      .498
                           -------        -------     -------   -------   -------   -------
Total from Investment
  Operations...........      1.492           .222       4.195     1.831     2.500      .980
                           -------        -------     -------   -------   -------   -------
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income.............       .110           .200        .360      .494      .566      .492
  Distributions from
    and in Excess of
    Net Realized
    Gain...............        -0-           .215       1.691      .201       -0-       -0-
  Return of Capital
    Distribution.......        -0-            -0-        .951       -0-       -0-       -0-
                           -------        -------     -------   -------   -------   -------
Total Distributions....       .110           .415       3.002      .695      .566      .492
                           -------        -------     -------   -------   -------   -------
Net Asset Value, End of
  the Period...........    $18.808        $17.426     $17.619   $16.426   $15.290   $13.356
                           =======        =======     =======   =======   =======   =======
Total Return (a).......      8.53%*         1.22%*     27.14%    12.37%    19.00%     7.88%
Net Assets at End of
  the Period (In
  millions)............    $   6.7        $   7.0     $   5.9   $   4.9   $   5.0   $   1.3
Ratio of Expenses to
  Average Net Assets
  (b)..................      2.00%          1.99%       2.06%     2.17%     2.13%     2.09%
Ratio of Net Investment
  Income to Average Net
  Assets (b)...........      1.31%          1.53%       1.73%     3.23%     2.78%     3.80%
Portfolio Turnover.....        17%*           13%*        23%      102%      121%      109%

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended June 30, 1997, and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Utility Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide its shareholders with capital appreciation and current income, through investment in common stocks and income securities of companies engaged in the utilities industry. The Fund commenced investment operations on July 28, 1993, with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on August 13, 1993.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Portfolio securities are valued by using market quotations or prices provided by market makers. Any securities for which current market quotations are not readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At September 30, 1999, there were no when issued or delayed delivery purchase commitments.
    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date; interest income is recorded on an accrual basis. Bond discount is amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    At September 30, 1999, for federal income tax purposes the cost of long- and short-term investments is $117,574,922, the aggregate gross unrealized appreciation is $43,220,383 and the aggregate gross unrealized depreciation is $2,595,867, resulting in net unrealized appreciation on long- and short-term investments of $40,624,516.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
----------------------------------------------------------------------
First $500 million....................................     .65 of 1%
Next $500 million.....................................     .60 of 1%
Over $1 billion.......................................     .55 of 1%

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended September 30, 1999, the Fund recognized expenses of approximately $6,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the six months ended September 30, 1999 the Fund recognized expenses of approximately $45,900 representing Van Kampen's cost of providing accounting and legal services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended September 30, 1999 the Fund recognized expenses of approximately $107,900. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is $2,500.

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

    At September 30, 1999, capital aggregated $47,288,717, $57,023,068 and $4,916,974 for Classes A, B and C, respectively. For the six ended September 30, 1999, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................    271,462    $  5,213,766
  Class B......................................    284,727       5,441,920
  Class C......................................     50,786         973,936
                                                ----------    ------------
Total Sales....................................    609,975    $ 11,629,622
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................     28,023    $    541,659
  Class B......................................     21,865         422,267
  Class C......................................      1,273          24,550
                                                ----------    ------------
Total Dividend Reinvestment....................     51,161    $    988,476
                                                ==========    ============
Repurchases:
  Class A......................................   (348,265)   $ (6,659,001)
  Class B......................................   (566,362)    (10,795,215)
  Class C......................................    (92,503)     (1,725,699)
                                                ----------    ------------
Total Repurchases..............................  1,007,130    $(19,179,915)
                                                ==========    ============

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At March 31, 1999, capital aggregated $48,192,293, $61,954,096 and
$5,644,187 for Classes A, B and C, respectively. For the nine months ended March 31, 1999, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................    544,379    $  9,808,618
  Class B......................................    673,415      12,063,204
  Class C......................................    174,359       3,135,143
                                                ----------    ------------
Total Sales....................................  1,392,153    $ 25,006,965
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................     85,041    $  1,531,265
  Class B......................................     95,052       1,711,764
  Class C......................................      4,958          89,342
                                                ----------    ------------
Total Dividend Reinvestment....................    185,051    $  3,332,371
                                                ==========    ============
Repurchases:
  Class A......................................   (496,899)   $ (8,902,999)
  Class B......................................   (867,572)    (15,566,941)
  Class C......................................   (113,012)     (1,989,264)
                                                ----------    ------------
Total Repurchases.............................. (1,477,483)   $(26,459,204)
                                                ==========    ============

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $45,755,409, $63,746,069 and $4,408,966 for Classes A, B and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................  1,328,514    $ 22,835,462
  Class B......................................    538,641       9,290,235
  Class C......................................     83,771       1,444,841
                                                ----------    ------------
Total Sales....................................  1,950,926    $ 33,570,538
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................    540,406    $  8,897,389
  Class B......................................    703,377      11,560,470
  Class C......................................     33,229         545,865
                                                ----------    ------------
Total Dividend Reinvestment....................  1,277,012    $ 21,003,724
                                                ==========    ============
Repurchases:
  Class A...................................... (1,639,476)   $(27,743,068)
  Class B...................................... (1,388,187)    (23,874,869)
  Class C......................................    (83,492)     (1,417,849)
                                                ----------    ------------
Total Repurchases.............................. (3,111,155)   $(53,035,786)
                                                ==========    ============

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996 automatically convert to Class A shares after the sixth year following purchase. For the six months ended September 30, 1999, 77,254 Class B shares automatically converted to Class A shares. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      3.75%               None
Third........................................      3.50%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth........................................      1.00%               None
Seventh and Thereafter.......................       None               None

    For the six months ended September 30, 1999, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $11,500 and CDSC on redeemed shares of approximately $67,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the six months ended September 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $26,639,578 and $40,500,810, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the six months ended September 30, 1999 are payments retained by Van Kampen of approximately $351,500.

VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology
GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income
INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income
CAPITAL PRESERVATION
   Reserve
   Tax Free Money
SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate
TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

* Closed to new investors

                            VAN KAMPEN UTILITY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN*--Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and Chief Investment Officer

A THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

STEPHEN L. BOYD*
PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After March 31, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                  TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  8
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 16
Statement of Operations.......................... 17
Statement of Changes in Net Assets............... 18
Financial Highlights............................. 19
Notes to Financial Statements.................... 22

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

October 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail purchasing activity, pushing the personal savings rate down to a record low as spending rates outpaced income growth. Although we experienced a slowdown during the second quarter of 1999, economic growth accelerated toward the end of the reporting period. The growth rate of the nation's gross domestic product (GDP) dipped to 1.6 percent for the second quarter of 1999, but climbed back up to 4.8 percent in the third quarter.

EMPLOYMENT SITUATION

    The strong job market helped to support the health of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains, but they ultimately pushed the cost of labor higher, as evidenced by the sharp jump in the Employment Cost Index in the second quarter of 1999.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index (CPI) report. The Federal Reserve remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed two of its interest rate cuts from the fall of 1998, raising rates in June and August 1999 to keep the economy from overheating.

                          INTEREST RATES AND INFLATION
                 September 30, 1997, through September 30, 1999
                                    [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 1997                                                                   5.5000                             2.2000
                                                                           6.2500                             2.2000
                                                                           5.7500                             2.1000
Dec 1997                                                                   5.6875                             1.8000
                                                                           6.5000                             1.7000
                                                                           5.5625                             1.6000
Mar 1998                                                                   5.6250                             1.4000
                                                                           6.1250                             1.4000
                                                                           5.6250                             1.4000
Jun 1998                                                                   5.6875                             1.7000
                                                                           6.0000                             1.7000
                                                                           5.5625                             1.7000
Sep 1998                                                                   5.9375                             1.6000
                                                                           5.7500                             1.5000
                                                                           5.2500                             1.5000
Dec 1998                                                                   4.8750                             1.5000
                                                                           4.0000                             1.6000
                                                                           4.8125                             1.7000
Mar 1999                                                                   4.8750                             1.6000
                                                                           5.1250                             1.7000
                                                                           4.9375                             2.3000
Jun 1999                                                                   4.5000                             2.1000
                                                                           4.0000                             2.0000
                                                                           4.7500                             2.1000
Sep 1999                                                                   5.4375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1999

                       VAN KAMPEN AGGRESSIVE GROWTH FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Six-month total return based on NAV(1)...   24.04%     23.58%      23.75%
Six-month total return(2)................   16.82%     18.52%      22.69%
One-year total return(2).................   83.94%     88.79%      92.98%
Life-of-Fund average annual total
     return(2)...........................   27.75%     28.65%      29.14%
Commencement date........................  05/29/96   05/29/96   05/29/96

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5.00% for B shares and 1.00% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B shares and C shares).

See the Comparative Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The Fund invests in equity securities of small- and mid-sized companies. These types of companies may have limited product lines, markets or financial resources and their securities may be subject to more erratic market movements than those of larger companies. Foreign investments may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                          PORTFOLIO MANAGEMENT REVIEW

                       VAN KAMPEN AGGRESSIVE GROWTH FUND

We recently spoke to the portfolio managers of the Van Kampen Aggressive Growth Fund about the key events and economic forces that shaped the markets during the past six months. The portfolio managers include Gary M. Lewis, senior portfolio manager, who has managed the Fund since inception in 1996 and whose investment experience dates from 1979. He is joined by Dudley Brickhouse, Janet Luby, and David Walker, portfolio managers, and Stephen L. Boyd, chief investment officer for equity investments. The following discussion reflects their views on the Fund's performance during the six months ended September 30, 1999.

   Q COULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE REPORTING PERIOD?

   A As has been its trademark recently, the stock market was volatile during the past two quarters. Early in the reporting period, the Dow Jones Industrial Average continued its upward trend, passing the 11,000 milestone in early May. Soon after, the market reversed course, as investors anticipated an increase in interest rates. This anticipation placed downward pressure on the market in general and growth stocks in particular. To attempt to moderate economic growth, the Fed did increase rates twice during the reporting period. Following the first increase, the stock market rose slightly because the rate hike was widely expected. The market response to the second rate hike was less favorable. The Dow reached a record high the following day but went on to lose nearly 9 percent by the end of the reporting period.
    During the last six months, technology stocks continued to be among the market's strongest performers. Companies in the financial services and retail industries fared less well, as these businesses are especially sensitive to rising interest rates.

   Q IN LIGHT OF THIS ENVIRONMENT, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND, AND HOW DID THIS STRATEGY AFFECT THE FUND'S PERFORMANCE?

   A Our investment strategy--to look for stocks with rising earnings and rising valuations--has worked well for us in the past, so we didn't change our approach to stock selection as market conditions fluctuated. We invested in those companies we believed had the potential to outperform earnings expectations, and we sold stocks if their underlying companies' earnings estimates or valuations were declining. We consistently manage the Portfolio from the "bottom up," meaning that we evaluate each company individually before deciding to invest. Overall, our focus on a bottom-up stock-selection strategy benefited the Fund, as we were successful in identifying a number of stocks that performed well during the reporting period. As a result, positive stock selection contributed to the Fund's overall return.

   Q  WHICH INVESTMENTS PARTICULARLY HELPED THE FUND'S PERFORMANCE?

   A As a group, technology stocks performed very well during the reporting period. This trend benefited the Fund, as we invested in a broad range of companies that make extensive use of technology. Because the Fund was so heavily weighted in technology companies, the stocks that had the most significant effect on performance were all in this area.
    As the Internet and electronic commerce continue their rapid growth, demand for interactive services and high-speed data transmission has driven strong performance in companies that supply the necessary infrastructure. Many of our investments in this area were top contributors to the Fund's performance during the reporting period and included the following companies:
    - Harmonic and JDS Uniphase, which provide components for the next generation of cable and data networks;
    - TranSwitch, a producer of semiconductors that improve the speed at which data can be transmitted over computer networks; and
    - Emulex, which manufactures equipment used in the development of computer storage networks.
    RF Micro Devices, Inc., which makes an assortment of equipment for wireless communications products, was also a very strong performer for the Fund over the reporting period. The company is benefiting from the strong global growth of wireless networks.
    Of course, not all of the stocks in the Fund performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well in the future. For additional Fund portfolio highlights, please turn to page 9.

   Q  DID ANY STOCKS HURT THE FUND'S RETURN?

   A As we mentioned, technology companies were excellent performers during the past six months. Nevertheless, because the Fund owns so many stocks in the technology area, many of our weakest contributors also came from this sector.
     The largest drag on the Fund's performance came from our investment in telecommunications equipment manufacturer Carrier Access. This company, which manufactures equipment to enhance voice and high-speed data services, declined in value because of concerns about accelerating competition and declining prices.
    New Era of Networks (NEON), a developer of software technology that helps businesses share data with their customers, also hurt the Fund's performance. The firm fared poorly in part because of fears that its customers would reduce spending on NEON's products to address issues relating to the year 2000 problem. Other concerns included more competition and the company's reliance upon a small number of customers for much of its business. Similar fears of competition and customer concentration negatively affected MIPS Technologies, which licenses its semiconductor technology to companies that produce video games, TV set-top boxes, handheld PCs, and other high-volume electronics products.
    Meanwhile, in the retail industry, Bebe Stores, a women's apparel business, was a disappointing performer that negatively affected the Fund's return. During the reporting period, concerns regarding inventory management, the difficulty of exceeding the previous year's sales levels, and fears of a broad slowdown in consumer spending hurt the valuation of the company's shares.

   Q  HOW DID THE FUND PERFORM?

   A The Fund performed exceptionally well during the reporting period, achieving a six-month total return of 24.04 percent(1) as of September 30, 1999 (Class A shares at net asset value). By comparison, the Russell 2000
Index returned 8.25 percent, and the Russell 2500 Growth Index, which more closely resembles the Fund, returned 12.75 percent. The Russell 2000 reflects the general performance of small- and mid-cap stocks, and the Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. These indexes are unmanaged statistical composites.
    We attribute the Fund's healthy return to successful stock selection and a substantial weighting in technology stocks. However, returns for both the Fund and the indices were also enhanced by the calendar--the reporting period began shortly after a substantial market decline had depressed stock prices.
    Compared to its peers, the Fund has performed extremely well. For the 12-month period ended September 30, 1999, the Fund's total return (Class A shares at net asset value) ranked it 4 out of 277 funds in the capital appreciation category, according to Lipper Analytical Services. The Fund also ranked 13 out of 173 for the three-year period. Lipper calculations are based on changes in net asset value with dividends reinvested. The calculations also don't include sales charges; if they had, results might have been less favorable. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future performance.

   Q  WHAT DO YOU SEE AHEAD FOR THE FUND DURING THE NEXT SIX MONTHS?

   A Concerns about further increases in interest rates will make for an interesting six months. Questions about the year 2000 problem will also affect investors' decisions--although to what extent is uncertain. We do, however, think that corporate spending on the year 2000 problem will lead to a slowdown in the software industry, because firms may delay their purchases of new software until after the new year. Finally, we continue to adjust to a new "day trading" stock market culture, which has led to a new standard of market volatility.
    As we have mentioned in a number of past reports, small-cap stocks remain valued at absolute and historic lows relative to large-cap stocks. We have managed to perform well despite this less-than-ideal situation for the Fund, which invests largely in smaller companies. Although there's no way to know when valuations will return to more traditional levels, we believe the Fund is well positioned to benefit if a reversal does occur.
    Through all of these developments, we will continue to do what has worked well for us in the past, which is to invest according to our discipline. In volatile times, our job is more difficult because it can be challenging to find stocks that meet our criteria. In that case, we continue to search for stocks whose valuations are increasing or for those stocks whose valuations are declining the least. Either way, we have confidence in our investment strategy and stick with it during all types of market conditions.

[SIG]
Gary M. Lewis

Senior Portfolio Manager

[SIG]
David Walker

Portfolio Manager

[SIG]
Stephen L. Boyd

Chief Investment Officer

Equity Investments

[SIG]
Dudley Brickhouse

Portfolio Manager

[SIG]
Janet Luby

Portfolio Manager

                               GLOSSARY OF TERMS

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

EARNINGS ESTIMATES: A forecast for a company's net income during a given period.
    Earnings estimates can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                              PORTFOLIO HIGHLIGHTS

                       VAN KAMPEN AGGRESSIVE GROWTH FUND

TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 1999*

HARMONIC develops and manufactures fiber-optic transmission
equipment for cable, satellite, and wireless networks.......   3.2%
RF MICRO DEVICES creates radio-frequency integrated circuits
used in wireless communications products....................   2.3%
JDS UNIPHASE develops a range of products used by systems
manufacturers to develop optical networks for the
telecommunications and cable television industries..........   2.2%
EMULEX designs three types of network connectivity products:
network access servers, printer servers, and high-speed
fiber channel products......................................   2.1%
TRANSWITCH designs digital and mixed-signal
semiconductors..............................................   2.0%
SDL sells bandwidth-enhancing products to companies that
operate fiber-optic, cable television, and satellite
communication networks......................................   1.9%
APPLIED MICRO CIRCUITS develops integrated circuits for
tele- and data communications that transmit large amounts of
complex data at high speeds.................................   1.6%
QLOGIC makes integrated circuits and adapter boards that
connect peripheral devices to computers.....................   1.5%
BUSINESS OBJECTS produces software that helps nontechnical
executives access and analyze information stored in their
companies' computer databases...............................   1.5%
HAMBRECHT & QUIST is a leading underwriter of public
offerings for emerging growth companies that focus on the
health-care, technology, and branded-consumer industries....   1.4%

TOP FIVE PORTFOLIO SECTORS*(1)

                                  [BAR GRAPH]

                                                                     SEPTEMBER 30, 1999                   MARCH 31, 1999
                                                                     ------------------                   --------------
Technology                                                                 54.2                               43.7
Healthcare                                                                  8.9                               12.7
Consumer Services                                                           8.6                               13.4
Consumer Distribution                                                       8.5                               11.9
Utilities                                                                   8.0                                4.7

* As a Percentage of Long-Term Investments
(1)These sector categories represent broad groupings of related industries.

                            PORTFOLIO OF INVESTMENTS

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                        Shares    Market Value
-------------------------------------------------------------------------------
COMMON STOCKS  95.2%
CONSUMER DISTRIBUTION  8.1%
Abacus Direct Corp. (a)................................   40,000   $  4,875,000
American Eagle Outfitters, Inc. (a)....................   85,000      4,117,188
Bally Total Fitness Holdings Corp. (a).................   75,000      2,292,188
Best Buy Co., Inc. (a).................................   75,000      4,654,687
Cost Plus, Inc. (a)....................................  225,000     10,912,500
Emulex Corp. (a).......................................  200,000     17,175,000
JAKKS Pacific, Inc. (a)................................  150,000      5,625,000
Lands End, Inc. (a)....................................  130,000      8,580,000
Talbots, Inc...........................................  100,000      4,493,750
Williams Sonoma, Inc. (a)..............................   69,300      3,365,381
Zale Corp. (a).........................................   75,000      2,873,437
                                                                   ------------
                                                                     68,964,131
                                                                   ------------
CONSUMER DURABLES  0.4%
Copart, Inc. (a).......................................  200,000      3,687,500
                                                                   ------------
CONSUMER NON-DURABLES  1.1%
Fossil, Inc. (a).......................................  225,000      6,089,063
Kenneth Cole Productions, Inc., Class A (a)............   85,000      3,176,875
                                                                   ------------
                                                                      9,265,938
                                                                   ------------
CONSUMER SERVICES  8.2%
Acme Communications, Inc. (a)..........................    6,600        204,600
Argosy Gaming Corp. (a)................................   80,000      1,060,000
CEC Entertainment, Inc. (a)............................  145,000      5,201,875
Digital Insight Corp. (a)..............................    6,600         99,000
Emmis Communications Corp., Class A (a)................   50,000      3,303,125
Hispanic Broadcasting Corp. (a)........................  115,000      8,754,375
Internet Capital Group, Inc. (a).......................   34,400      3,022,900
Macrovision Corp. (a)..................................  120,000      5,325,000
Profit Recovery Group International, Inc. (a)..........  125,000      5,578,125
Proxicom, Inc. (a).....................................   55,000      3,217,500
Radio One, Inc., Class A (a)...........................   80,600      3,344,900
Sonic Corp. (a)........................................  100,000      3,043,750
Speedway Motorsports, Inc. (a).........................  115,000      4,980,938
Startek, Inc. (a)......................................   92,300      5,076,500

                                               See Notes to Financial Statements

                            PORTFOLIO OF INVESTMENTS

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                        Shares    Market Value
-------------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)
Station Casinos, Inc. (a)..............................  210,000   $  4,882,500
TiVo, Inc. (a).........................................   46,200      1,383,113
Univision Communications, Inc., Class A (a)............   85,000      6,916,875
Valassis Communications, Inc. (a)......................   50,000      2,196,875
Wink Communications, Inc. (a)..........................   51,100      2,232,431
                                                                   ------------
                                                                     69,824,382
                                                                   ------------
ENERGY  3.0%
Apache Corp............................................  175,000      7,557,812
Basin Exploration, Inc. (a)............................  150,000      3,600,000
Newfield Exploration Co. (a)...........................  150,000      4,940,625
Stone Energy Corp. (a).................................  150,000      7,631,250
Vastar Resources, Inc. ................................   30,000      1,876,875
                                                                   ------------
                                                                     25,606,562
                                                                   ------------
FINANCE  1.3%
Hambrecht & Quist Group (a)............................  225,000     11,010,937
                                                                   ------------
HEALTHCARE  7.2%
Advance Paradigm, Inc. (a).............................   50,000      2,737,500
Andrx Corp. (a)........................................  145,000      8,487,031
Arthrocare Corp. (a)...................................   60,000      3,277,500
Gilead Sciences, Inc. (a)..............................   65,000      4,172,188
Hooper Holmes, Inc. ...................................  175,000      4,484,375
Jones Pharma, Inc. ....................................   75,000      2,472,656
King Pharmaceuticals, Inc. (a).........................  100,000      3,500,000
MedImmune, Inc. (a)....................................  100,000      9,965,625
MiniMed, Inc. (a)......................................   20,000      1,965,000
Priority Healthcare Corp. (a)..........................  100,000      3,087,500
QLT Phototherapeutics, Inc. (a)........................   90,000      6,879,375
Syncor International Corp. (a).........................   75,000      2,812,500
Taro Pharmaceutical Industries Ltd. (a)................   50,000        762,500
VISX, Inc. (a).........................................   62,200      4,919,631
Zoll Medical Corp. (a).................................   60,000      1,815,000
                                                                   ------------
                                                                     61,338,381
                                                                   ------------

                                               See Notes to Financial Statements

                            PORTFOLIO OF INVESTMENTS

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                        Shares    Market Value
-------------------------------------------------------------------------------
PRODUCER MANUFACTURING  4.0%
ANTEC Corp. (a)........................................  175,000   $  9,296,875
Cree Research, Inc. (a)................................  250,000      8,484,375
Creo Products, Inc. (a)................................   34,500        847,406
Helix Technology Corp. ................................  150,000      4,987,500
Insituform Technologies, Inc. (a)......................  175,000      4,375,000
Power-One, Inc. (a)....................................   75,000      1,912,500
Zebra Technologies Corp. (a)...........................   85,000      3,864,844
                                                                   ------------
                                                                     33,768,500
                                                                   ------------
RAW MATERIALS/PROCESSING INDUSTRIES  2.7%
ChiRex, Inc. (a).......................................  150,000      3,871,875
Elcor Corp. ...........................................   75,000      1,875,000
Millipore Corp. .......................................  145,000      5,446,563
Mobile Mini, Inc. (a)..................................  135,000      2,953,125
Optical Coating Laboratory, Inc. ......................  100,000      9,206,250
                                                                   ------------
                                                                     23,352,813
                                                                   ------------
TECHNOLOGY  51.6%
Advanced Digital Information Corp. (a).................  300,000      8,343,750
Alpha Industries, Inc. (a).............................  150,000      8,460,937
Alteon Websystems, Inc. (a)............................   19,800      1,861,200
ANADIGICS, Inc. (a)....................................  150,000      4,218,750
Applied Micro Circuits Corp. (a).......................  230,000     13,110,000
ATMI, Inc. (a).........................................  125,000      4,664,062
AVT Corp. (a)..........................................   78,200      2,394,875
AVX Corp. .............................................  125,000      4,390,625
Bluestone Software, Inc. (a)...........................   20,500        474,063
BroadVision, Inc. (a)..................................   40,000      5,322,500
Brocade Communications Systems, Inc. (a)...............   28,000      5,880,000
Business Objects SA -- ADR (France) (a)................  200,000     11,800,000
Check Point Software Technologies, Ltd. (a)............   50,000      4,221,875
CommScope, Inc. (a)....................................  250,000      8,125,000
Conexant Systems, Inc. (a).............................  150,000     10,898,437
Copper Mountain Networks, Inc. (a).....................   60,000      5,257,500
Credence Systems Corp. (a).............................  150,000      6,731,250

                                               See Notes to Financial Statements

                            PORTFOLIO OF INVESTMENTS

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                        Shares    Market Value
-------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
CTS Corp. .............................................   80,000   $  4,600,000
Cymer, Inc. (a)........................................  150,000      5,203,125
Dendrite International, Inc. (a).......................  100,000      4,725,000
DuPont Photomasks, Inc. (a)............................   50,000      2,303,125
E.piphany, Inc. (a)....................................   18,600        906,750
Efficient Networks, Inc. (a)...........................   35,000      1,273,125
Electronics for Imaging, Inc. (a)......................   60,000      3,084,375
Exodus Communications, Inc. (a)........................  100,000      7,206,250
Extreme Networks, Inc. (a).............................   65,000      4,115,313
FactSet Research Systems, Inc..........................   27,500      1,564,063
Foundry Networks, Inc. (a).............................   37,100      4,674,600
Gadzoox Networks, Inc. (a).............................   30,000      1,616,250
Galileo Technology Ltd. (a)............................  250,000      6,250,000
Gemstar International Group Ltd. (a)...................  129,600     10,125,000
Hadco Corp. (a)........................................  100,000      4,325,000
Harmonic, Inc. (a).....................................  200,000     26,162,500
hi/fn, inc. (a)........................................   85,000      9,371,250
Integrated Device Technology, Inc. (a).................  200,000      3,700,000
ITXC Corp. (a).........................................   36,800      1,170,700
JDS Uniphase Corp. (a).................................  160,000     18,210,000
Juniper Networks, Inc. (a).............................   16,900      3,076,856
Kana Communications, Inc. (a)..........................   13,300        663,338
KEMET Corp. (a)........................................  200,000      6,393,750
Lam Research Corp. (a).................................   75,000      4,575,000
Legato Systems, Inc. (a)...............................  175,000      7,628,906
LSI Logic Corp. (a)....................................  200,000     10,300,000
Micrel, Inc. (a).......................................  230,000      9,976,250
Micromuse, Inc. (a)....................................  125,000      8,031,250
MTI Technology Corp. (a)...............................  100,000      2,306,250
NetIQ Corp. (a)........................................   20,700        613,238
Netsolve, Inc. (a).....................................   18,400        326,600
NetZero, Inc. (a)......................................   72,500      1,885,000
Paradyne Corp. (a).....................................   51,800      1,450,400

                                               See Notes to Financial Statements

                            PORTFOLIO OF INVESTMENTS

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                        Shares    Market Value
-------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Peregrine Systems, Inc. (a)............................  125,000   $  5,093,750
Pervasive Software, Inc. (a)...........................   70,000      2,415,000
Phone.Com, Inc. (a)....................................   20,500      3,105,750
Pinnacle Systems, Inc. (a).............................  150,000      6,356,250
Power Integrations, Inc. (a)...........................  100,000      6,925,000
Powerwave Technologies, Inc. (a).......................  140,000      6,750,625
QLogic Corp. (a).......................................  170,000     11,868,125
QUALCOMM, Inc. (a).....................................   30,000      5,675,625
Radisys Corp. (a)......................................   50,000      1,962,500
Red Hat, Inc. (a)......................................   27,400      2,630,400
SanDisk Corp. (a)......................................   75,000      4,889,062
Scientific-Atlanta, Inc. ..............................  140,000      6,938,750
SDL, Inc. (a)..........................................  200,000     15,262,500
Semtech Corp. (a)......................................  230,000      8,423,750
Teradyne, Inc. (a).....................................  150,000      5,287,500
TriQuint Semiconductor, Inc. (a).......................  175,000     10,007,812
Tweeter Home Entertainment Group, Inc. (a).............   75,000      2,803,125
VeriSign, Inc. (a).....................................  100,000     10,650,000
Verity, Inc. (a).......................................  160,000     11,010,000
Vitria Technology, Inc. (a)............................    8,000        294,000
Waters Corp. (a).......................................  150,000      9,084,375
Western Wireless Corp. (a).............................  125,000      5,605,469
Zomax, Inc. (a)........................................  300,000      7,762,500
Zoran Corp. (a)........................................  175,000      4,746,875
                                                                   ------------
                                                                    439,516,831
                                                                   ------------
UTILITIES  7.6%
AirGate PCS, Inc. (a)..................................   45,300      1,126,838
Calpine Corp. (a)......................................   95,000      8,080,937
Clarent Corp. (a)......................................   35,000      1,782,813
Price Communications Corp. (a).........................  232,500      5,827,031
RF Micro Devices, Inc. (a).............................  400,000     18,300,000
Rural Cellular Corp., Class A (a)......................   60,000      2,752,500

                                               See Notes to Financial Statements

                            PORTFOLIO OF INVESTMENTS

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                        Shares    Market Value
-------------------------------------------------------------------------------
UTILITIES (CONTINUED)
TranSwitch Corp. (a)...................................  285,000   $ 16,245,000
United States Cellular Corp. (a).......................  160,000     10,880,000
                                                                   ------------
                                                                     64,995,119
                                                                   ------------
TOTAL LONG-TERM INVESTMENTS  95.2%
    (Cost $568,534,802).........................................    811,331,094

REPURCHASE AGREEMENT  7.3%
DLJ Mortgage Acceptance Corp., ($62,355,000 par collateralized by U.S. Government obligations in a pooled cash account, dated
  09/30/99, to be sold on 10/01/99 at $62,363,877)
  (Cost $62,355,000)............................................     62,355,000
                                                                   ------------
TOTAL INVESTMENTS  102.5%
    (Cost $630,889,802).........................................    873,686,094
LIABILITIES IN EXCESS OF OTHER ASSETS  -2.5%....................    (21,679,510)
                                                                   ------------
NET ASSETS  100.0%..............................................   $852,006,584
                                                                   ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $630,889,802).......................  $873,686,094
Receivables:
  Investments Sold..........................................     8,873,434
  Fund Shares Sold..........................................     7,311,666
  Dividends.................................................        15,805
Unamortized Organizational Costs............................        34,984
Other.......................................................        22,644
                                                              ------------
    Total Assets............................................   889,944,627
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    31,000,879
  Fund Shares Repurchased...................................     5,371,114
  Distributor and Affiliates................................       820,631
  Investment Advisory Fee...................................       495,950
  Custodian Bank............................................         3,869
Accrued Expenses............................................       166,715
Trustees' Deferred Compensation and Retirement Plans........        78,885
                                                              ------------
    Total Liabilities.......................................    37,938,043
                                                              ------------
NET ASSETS..................................................  $852,006,584
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $521,269,467
Net Unrealized Appreciation.................................   242,796,292
Accumulated Net Realized Gain...............................    92,428,058
Accumulated Net Investment Loss.............................    (4,487,233)
                                                              ------------
NET ASSETS..................................................  $852,006,584
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $422,538,995 and 19,878,924 shares of
    beneficial interest issued and outstanding).............  $      21.26
    Maximum sales charge (5.75%* of offering price).........          1.30
                                                              ------------
    Maximum offering price to public........................  $      22.56
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $372,131,217 and 17,980,715 shares of
    beneficial interest issued and outstanding).............  $      20.70
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $57,336,372 and 2,764,815 shares of
    beneficial interest issued and outstanding).............  $      20.74
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

            For the Six Months Ended September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.................................................... $  1,173,001
Dividends...................................................       94,207
                                                             ------------
    Total Income............................................    1,267,208
                                                             ------------
EXPENSES:
Investment Advisory Fee.....................................    2,462,085
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $426,746, $1,449,600 and $190,662,
  respectively).............................................    2,067,008
Shareholder Services........................................      806,677
Custody.....................................................       43,767
Trustees' Fees and Related Expenses.........................       17,318
Amortization of Organizational Costs........................       10,528
Legal.......................................................        7,003
Other.......................................................      276,975
                                                             ------------
    Total Expenses..........................................    5,691,361
    Less Credits Earned on Overnight Cash Balances..........        3,177
                                                             ------------
    Net Expenses............................................    5,688,184
                                                             ------------
NET INVESTMENT LOSS......................................... $ (4,420,976)
                                                             ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain........................................... $ 74,921,195
                                                             ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................  168,181,463
  End of the Period.........................................  242,796,292
                                                             ------------
Net Unrealized Appreciation During the Period...............   74,614,829
                                                             ------------
NET REALIZED AND UNREALIZED GAIN............................ $149,536,024
                                                             ============
NET INCREASE IN NET ASSETS FROM OPERATIONS.................. $145,115,048
                                                             ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

 For the Six Months Ended September 30, 1999, Nine Months Ended March 31, 1999
                  and the Year Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                      Six Months Ended
                                       September 30,     Nine Months Ended    Year Ended
                                            1999          March 31, 1999     June 30, 1998
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.................    $ (4,420,976)      $ (3,914,828)     $ (3,698,217)
Net Realized Gain...................      74,921,195         17,607,525        46,196,606
Net Unrealized Appreciation During
  the Period........................      74,614,829         98,128,461        30,931,626
                                        ------------       ------------      ------------
Change in Net Assets from
  Operations........................     145,115,048        111,821,158        73,430,015
                                        ------------       ------------      ------------
Distributions from Net Realized
  Gain:
  Class A Shares....................             -0-         (8,188,984)              -0-
  Class B Shares....................             -0-        (10,090,918)              -0-
  Class C Shares....................             -0-         (1,152,760)              -0-
                                        ------------       ------------      ------------
Total Distributions.................             -0-        (19,432,662)              -0-
                                        ------------       ------------      ------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES.............     145,115,048         92,388,496        73,430,015
                                        ------------       ------------      ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........     319,597,103        293,035,698       165,163,266
Net Asset Value of Shares Issued
  Through Dividend Reinvestment.....             -0-         18,218,328               -0-
Cost of Shares Repurchased..........    (114,419,521)      (184,145,939)     (145,403,812)
                                        ------------       ------------      ------------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS..............     205,177,582        127,108,087        19,759,454
                                        ------------       ------------      ------------
TOTAL INCREASE IN NET ASSETS........     350,292,630        219,496,583        93,189,469
NET ASSETS:
Beginning of the Period.............     501,713,954        282,217,371       189,027,902
                                        ------------       ------------      ------------
End of the Period (Including
  accumulated net investment loss of
  $4,487,233, $66,257 and $51,572,
  respectively).....................    $852,006,584       $501,713,954      $282,217,371
                                        ============       ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                      May 29, 1996
                              Six Months      Nine Months      Year        Year      (Commencement
                                 Ended           Ended        Ended       Ended      of Investment
                             September 30,     March 31,     June 30,    June 30,    Operations) to
Class A Shares                  1999(b)         1999(b)        1998        1997      June 30, 1996
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
of the Period...............    $17.137       $13.676       $ 9.948      $ 9.118      $9.430
                                -------       -------       -------      -------      ------
  Net Investment Loss.......      (.090)        (.125)        (.135)       (.065)      (.002)
  Net Realized and
    Unrealized Gain/Loss....      4.209         4.445         3.863         .895       (.310)
                                -------       -------       -------      -------      ------
Total from Investment
  Operations................      4.119         4.320         3.728         .830       (.312)
Less Distributions from Net
  Realized Gain.............        -0-          .859           -0-          -0-         -0-
                                -------       -------       -------      -------      ------
Net Asset Value, End of the
  Period....................    $21.256       $17.137       $13.676      $ 9.948      $9.118
                                =======       =======       =======      =======      ======
Total Return (a)............      24.04%**      33.72%**      37.49%        9.10%      (3.29%)**
Net Assets at End of the
  Period (In millions)......    $ 422.5       $ 242.6       $ 117.5      $  84.0      $ 30.3
Ratio of Expenses to Average
  Net Assets*...............       1.32%         1.56%         1.44%        1.30%       1.29%
Ratio of Net Investment Loss
  to Average Net Assets*....       (.94%)       (1.22%)       (1.09%)       (.81%)      (.50%)
Portfolio Turnover..........         88%**        126%**        185%         186%          4%**
* If certain expenses had
  not been waived by
  Van Kampen, Total Return
  would have been lower and
  the ratios would have been
  as follows:
Ratio of Expenses to Average
  Net Assets................        N/A           N/A          1.61%        1.61%         2.05%
Ratio of Net Investment Loss
  to Average Net Assets.....        N/A           N/A         (1.26%)      (1.12%)       (1.25%)

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Based on average shares outstanding.

N/A=Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                       May 29, 1996
                               Six Months      Nine Months      Year        Year      (Commencement
                                  Ended           Ended        Ended       Ended      of Investment
                              September 30,     March 31,     June 30,    June 30,    Operations) to
       Class B Shares            1999(b)         1999(b)        1998        1997      June 30, 1996
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period...................    $16.747         $13.461      $ 9.867      $9.112         $9.430
                                 -------         -------      -------      ------         ------
  Net Investment Loss........      (.158)          (.197)       (.204)      (.105)         (.006)
  Net Realized and Unrealized
    Gain/Loss................      4.107           4.342        3.798        .860          (.312)
                                 -------         -------      -------      ------         ------
Total from Investment
  Operations.................      3.949           4.145        3.594        .755          (.318)
Less Distributions from Net
  Realized Gain..............        -0-            .859          -0-         -0-            -0-
                                 -------         -------      -------      ------         ------
Net Asset Value, End of the
  Period.....................    $20.696         $16.747      $13.461      $9.867         $9.112
                                 =======         =======      =======      ======         ======
Total Return (a).............     23.58%**        32.99%**     36.37%       8.34%         (3.39%)**
Net Assets at End of the
  Period (In millions).......    $ 372.1         $ 231.8      $ 148.4      $ 94.2         $ 25.5
Ratio of Expenses to Average
  Net Assets*................      2.08%           2.33%        2.20%       2.05%          2.06%
Ratio of Net Investment Loss
  to Average Net Assets*.....     (1.70%)         (1.99%)      (1.85%)     (1.55%)        (1.28%)
Portfolio Turnover...........        88%**          126%**       185%        186%             4%**
* If certain expenses had not
  been waived by Van Kampen,
  Total Return would have
  been lower and the ratios
  would have been as follows:
Ratio of Expenses to Average
  Net Assets.................        N/A             N/A        2.37%       2.35%          2.81%
Ratio of Net Investment Loss
  to Average Net Assets......        N/A             N/A       (2.02%)     (1.86%)        (2.04%)

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Based on average shares outstanding.

N/A=Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                       May 29, 1996
                               Six Months      Nine Months      Year        Year      (Commencement
                                  Ended           Ended        Ended       Ended      of Investment
                              September 30,     March 31,     June 30,    June 30,    Operations) to
       Class C Shares            1999(b)         1999(b)        1998        1997      June 30, 1996
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period...................    $16.762         $13.470      $ 9.869      $9.113         $9.430
                                 -------         -------      -------      ------         ------
  Net Investment Loss........      (.160)          (.197)       (.203)      (.103)         (.006)
  Net Realized and Unrealized
    Gain/Loss................      4.136           4.348        3.804        .859          (.311)
                                 -------         -------      -------      ------         ------
Total from Investment
  Operations.................      3.976           4.151        3.601        .756          (.317)
Less Distributions from Net
  Realized Gain..............        -0-            .859          -0-         -0-            -0-
                                 -------         -------      -------      ------         ------
Net Asset Value, End of the
  Period.....................    $20.738         $16.762      $13.470      $9.869         $9.113
                                 =======         =======      =======      ======         ======
Total Return (a).............     23.75%**        32.96%**     36.47%       8.34%         (3.39%)**
Net Assets at End of the
  Period (In millions).......    $  57.3         $  27.4      $  16.4      $ 10.8         $  3.9
Ratio of Expenses to Average
  Net Assets*................      2.08%           2.33%        2.20%       2.05%          2.05%
Ratio of Net Investment Loss
  to Average Net Assets*.....     (1.70%)         (1.98%)      (1.85%)     (1.54%)        (1.28%)
Portfolio Turnover...........        88%**          126%**       185%        186%             4%**
* If certain expenses had not
  been waived by Van Kampen,
  Total Return would have
  been lower and the ratios
  would have been as follows:
Ratio of Expenses to Average
  Net Assets.................        N/A             N/A        2.36%       2.35%          2.81%
Ratio of Net Investment Loss
  to Average Net Assets......        N/A             N/A       (2.02%)     (1.85%)        (2.04%)

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Based on average shares outstanding.

N/A=Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Aggressive Growth Fund (the "Fund") is organized as a separate diversified series of Van Kampen Equity Trust (the "Trust"), a Delaware business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities. The Fund commenced investment operations on May 29, 1996 with three classes of common shares, Class A, Class B and Class C. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from June 30 to March 31.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund will reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $105,000. These costs are being amortized on a straight line basis over the 60 month period ending May 28, 2001. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    Accumulated net realized gain/loss differs for financial and tax reporting purposes as a result of the deferral for tax purposes of losses resulting from wash sales.
    At September 30, 1999, for federal income tax purposes, cost of long- and short-term investments is $630,889,802; the aggregate gross unrealized appreciation is $254,596,870 and the aggregate gross unrealized depreciation is $11,800,578, resulting in net unrealized appreciation on long- and short-term investments of $242,796,292.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the nine months ended March 31, 1999 and for the year ended June 30, 1998 have been identified and appropriately reclassified. For the nine months ended March 31, 1999, a permanent difference related

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

to a net operating loss totaling $3,900,143 has been reclassified from accumulated net investment loss to capital. For the year ended June 30, 1998, a permanent difference related to net operating loss which may be used as an offset against short-term gains for tax purposes totaling $124,267 has been reclassified from accumulated net realized gains to accumulated net investment loss. The $3,557,256 of remaining tax basis net operating loss was reclassified from accumulated net investment loss to capital.

G. EXPENSE REDUCTIONS--During the six months ended September 30, 1999, the Fund's custody fee was reduced by $3,177 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                       % PER ANNUM
--------------------------------------------------------------------
First $500 million.....................................    .75 of 1%
Next $500 million......................................    .70 of 1%
Over $1 billion........................................    .65 of 1%

    For the six months ended September 30, 1999, the Fund recognized expenses of approximately $3,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the six months ended September 30, 1999, the Fund recognized expenses of approximately $80,200, representing Van Kampen's cost of providing accounting and legal services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 1999, the Fund recognized expenses of approximately $610,900. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
    At September 30, 1999, Van Kampen owned 100 shares each of Classes A, B and
C.

3. CAPITAL TRANSACTIONS

    At September 30, 1999, capital aggregated $262,931,265, $219,334,000 and
$39,004,202 for Classes A, B, and C, respectively. For the six months ended September 30, 1999, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A...................................   10,124,100    $ 188,502,139
  Class B...................................    5,625,316      105,803,699
  Class C...................................    1,318,476       25,291,265
                                              -----------    -------------
Total Sales.................................   17,067,892    $ 319,597,103
                                              ===========    =============
Repurchases:
  Class A...................................   (4,399,433)   $ (83,113,512)
  Class B...................................   (1,485,313)     (27,842,689)
  Class C...................................     (186,582)      (3,463,320)
                                              -----------    -------------
Total Repurchases...........................   (6,071,328)   $(114,419,521)
                                              ===========    =============

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At March 31, 1999, capital aggregated $157,542,638, $141,372,990 and
$17,176,257 for Classes A, B, and C, respectively. For the nine months ended March 31, 1999, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  16,304,723    $ 225,416,282
  Class B....................................   4,260,040       58,630,954
  Class C....................................     654,046        8,988,462
                                              -----------    -------------
Total Sales..................................  21,218,809    $ 293,035,698
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................     617,711    $   7,881,994
  Class B....................................     748,531        9,356,636
  Class C....................................      78,313          979,698
                                              -----------    -------------
Total Dividend Reinvestment..................   1,444,555    $  18,218,328
                                              ===========    =============
Repurchases:
  Class A.................................... (11,356,554)   $(151,245,333)
  Class B....................................  (2,191,661)     (28,721,224)
  Class C....................................    (315,445)      (4,179,382)
                                              -----------    -------------
Total Repurchases............................ (13,863,660)   $(184,145,939)
                                              ===========    =============

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $77,375,241, $103,908,446 and
$11,600,254 for Classes A, B, and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A...................................    9,586,041    $ 113,481,993
  Class B...................................    3,875,397       46,006,833
  Class C...................................      476,868        5,674,440
                                              -----------    -------------
Total Sales.................................   13,938,306    $ 165,163,266
                                              ===========    =============
Repurchases:
  Class A...................................   (9,437,958)   $(112,683,409)
  Class B...................................   (2,400,562)     (28,531,040)
  Class C...................................     (359,118)      (4,189,363)
                                              -----------    -------------
Total Repurchases...........................  (12,197,638)   $(145,403,812)
                                              ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      5.00%              1.00%
Second.......................................      4.00%               None
Third........................................      3.00%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth and Thereafter.........................       None               None

    For the six months ended September 30, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $263,400, and CDSC on redeemed shares of approximately $221,500. Sales charges do not represent expenses of the Fund.

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $761,610,627 and $550,526,376, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.
    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). During the six months ended September 30, 1999, the fund did not invest in future contracts.

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended September 30, 1999, are payments retained by Van Kampen of approximately $1,103,700.

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and ongoing expenses.
Please read it carefully before you
invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

* Closed to new investors

                       VAN KAMPEN AGGRESSIVE GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY, PH.D.
PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
  President

DENNIS J. MCDONNELL*
  Executive Vice President and
  Chief Investment Officer

A. THOMAS SMITH III*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and Chief
  Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

STEPHEN L. BOYD*

PETER W. HEGEL*

MICHAEL H. SANTO*

EDWARD C. WOOD, III*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After March 31, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

YOUR NOTES:

                                   VAN KAMPEN
                               MID CAP VALUE FUND


                               SEMIANNUAL REPORT
                               SEPTEMBER 30, 1999




                                VAN KAMPEN FUNDS





                               TABLE OF CONTENTS

Letter to Shareholders..........................................      1
Portfolio Management Review.....................................      2
Portfolio of Investments........................................      5
Statement of Assets and Liabilities.............................      7
Statement of Operations.........................................      8
Statement of Changes in Net Assets..............................      9
Financial Highlights............................................     10
Notes to Financial Statements...................................     13


              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

October 20, 1999

Dear Shareholder,

         With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

         Although the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.

         If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,


/s/ Richard F. Powers, III                  /s/ Dennis J. McDonnell

Richard F. Powers, III                      Dennis J. McDonnell
Chairman                                    President
Van Kampen Investment Advisory Corp.        Van Kampen Investment Advisory Corp.

                           PORTFOLIO MANAGEMENT REVIEW

                          VAN KAMPEN MID CAP VALUE FUND

We recently spoke with the representatives of the advisor of the Van Kampen Mid Cap Value Fund about the key events and economic forces that shaped the markets during the six-month period ended September 30, 1999. The managers are led by James A. Gilligan, senior portfolio manager, who has managed the Fund since December 1995 and worked in the investment industry since 1985. He is joined by Scott Carroll and James Roeder, portfolio managers, and Stephen L. Boyd, chief investment officer for equity investments. The following discussion reflects their views on the Fund's performance during this time.

Q HOW WOULD YOU DESCRIBE THE MARKET DURING THE PAST SIX MONTHS?

A The stock market continued its volatile path, soaring to new highs early in the reporting period and falling late in the second quarter of 1999. After riding the market past the 11,000 point milestone in early May, investors became spooked by fears of rising interest rates, prompting the market to lose steam. These fears were validated when the Federal Reserve Board raised rates in two consecutive meetings. Although the market reacted with relief following the first increase, the second rate hike prompted the Dow Jones Industrial Average to fall nearly nine percent by the end of the reporting period.

         With the exception of a brief rally in April and May, value stocks continued to underperform growth stocks during the reporting period--and, once again, large-capitalization stocks outperformed their small- and mid-cap cousins. Generally, the only sectors that enjoyed strong overall returns in this narrow market were technology and energy.

Q WHAT WAS YOUR STRATEGY FOR MANAGING THE FUND IN THIS ENVIRONMENT?

A In seeking good value investments, we continued to focus on companies that we believed were underappreciated by the market and demonstrated a catalyst for positive change. For example, our search for value investments in the technology sector, one of the best-performing sectors during the period, led us to add securities such as Electronics for Imaging. This company, an industry leader in linking computer networks to printers and copiers, enjoyed strong performance during the period.

         We also scrutinized existing holdings in the Fund's portfolio and looked for opportunities to readjust positions based on their performance and value criteria. For example, the Fund's position in Adobe was one of the strongest contributors to performance early in the reporting period. As the shares appreciated and the stock no longer fit our value criteria, we gradually reduced and ultimately eliminated this name from the portfolio. We pursued a similar strategy with Qualcomm, which also posted strong returns and contributed to the Fund's positive performance before being sold from the portfolio.

Q IN WHAT OTHER AREAS DID YOU FIND VALUE INVESTMENTS?

A We looked to the energy and utilities sectors, which also experienced good returns relative to the universe of value stocks. Two of our standout holdings in these sectors benefited from consolidation within the industry--Dynegy, a large energy trading company, and Illinova, an electric utility company. We added Dynegy to the portfolio last year and were pleased with its returns, so when a merger was announced with Illinova, we took advantage of the opportunity to increase our weighting in Illinova. This decision benefited the Fund's return as both stocks turned in solid performance, although we ultimately trimmed our exposure to Dynegy when we felt the combined weighting of the two companies became too large. Of course, not all the stocks in the portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well or that they will continue to be owned by the Fund in the future.

         Finally, our holdings in energy companies Nabors Industries and Apache were small but beneficial to the portfolio, as they turned in strong returns, buoyed by the resurgence in the energy industry. Once again, we began selling these stocks on the way up, eliminating them from the portfolio by the end of the reporting period.

Q WERE THERE ANY DISAPPOINTMENTS IN THE FUND'S PORTFOLIO?

A As was the case six months ago, the financial sector continued to turn in poor returns because of rising interest rates and earnings deceleration. Fortunately, we had decreased our position in this sector at the beginning of the period. As a result, we fared better than other value-oriented mutual funds, which tended to hold higher exposure to finance stocks. Although we still have some holdings in finance, we eliminated our positions in Chase Manhattan and XL Capital during the period.

         Our biggest disappointment was the health-care sector, which had been one of the better-performing areas six months ago and continued to occupy the top spot in the Fund's sector profile. At the beginning of the reporting period, we believed that HMO stocks were due to emerge from a long period of underperformance, as customer rate increases promised to outweigh projected cost increases. This belief was confirmed as our holdings in this sector performed well going into the summer. However, the threat of legislation to increase the liability of HMOs and the announcement of class-action lawsuits late in the period caused us to reevaluate holdings such as Aetna and United HealthCare. As a result, we sold more than half of our position in United HealthCare at an attractive price.

         Having said that, we still see good opportunities for improvement in the health-care sector, and have continued to search for underappreciated companies in various areas of the industry. For example, we added battered pharmaceutical company American Homes Product during the period because of its attractive valuation and our belief in its potential for improvement. After purchasing this stock at a very low price late in the period, we watched it return approximately 10 percent in a relatively short period of time. For similar reasons, we added Columbia Hospital and medical services supplier Laboratory Corporation of America. Finally, we continued to monitor existing holdings in pharmaceutical companies Dura and Schein for signs of improvement.

Q HOW DID THE FUND PERFORM DURING THE PAST SIX MONTHS?

A Although some of our holdings in the health-care and finance sectors hurt the Fund's return, we enjoyed gains in other areas, particularly technology. As a result, the Fund achieved a total return of 7.10 percent (Class A shares at net asset value) for the six-month period ended September 30, 1999. In addition, the Fund generated total returns of 16.78 percent, 13.43 percent, and 15.50 percent for 12 months, three years, and the life of the Fund, respectively (Class A shares at maximum sales charge).

         By comparison, the Standard & Poor's 500 Index returned 0.37 percent for the six-month reporting period, and the Standard & Poor's 400 Mid-Cap Index, which more closely resembles the Fund, returned 4.57 percent. The S&P 500 Index is an unmanaged, broad-based index that reflects the general performance of the stock market. The S&P 400 Mid-Cap Index reflects the general performance of mid-cap stocks, or companies in the capitalization range of approximately $215.4 million to $12.9 billion as of September 30, 1999. Of course, past performance is no guarantee of comparable future results. Keep in mind that these indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent. Past performance does not guarantee future results.

Q WHAT IS YOUR OUTLOOK FOR THE FUND?

A We expect this challenging market environment to continue in the short term, as skittish investors prepare for year end. Although we foresee a continuation of the rising interest-rate environment, we look for interest rates to eventually stabilize, which would bring some relief to the market in general, and provide opportunities for depressed sectors such as finance to recover. We also continue to focus our attention on the health-care sector, which seems poised for improved returns. Ultimately, our hope is that the market will broaden, which would pave the way for value stocks to surpass the overvalued, narrow band of growth stocks currently dominating the market. In this scenario, we believe the value-oriented portfolio of the Mid Cap Value Fund would be well-positioned.


/s/ Stephen L. Boyd                  /s/ James A. Gilligan

Stephen L. Boyd                      James A. Gilligan
Chief Investment Officer             Portfolio Manager
Equity Investments



/s/ Scott Carroll                    /s/ James Roeder

Scott Carroll                        James Roeder
Portfolio Manager                    Portfolio Manager

VAN KAMPEN MID CAP VALUE FUND

 PORTFOLIO OF INVESTMENTS
 SEPTEMBER 30, 1999 (UNAUDITED)

Description                                        Shares           Market Value
--------------------------------------------------------------------------------
COMMON & PREFERRED STOCK 97.7%
Consumer Non-Durables  8.4%
Benckiser N.V., Class B - ADR (Netherlands)            900       $    55,800
Pepsi Bottling Group, Inc.                           2,900            49,481
Whitman Corp.                                        3,000            42,750
                                                                 ------------
                                                                     148,031
                                                                 ------------

ENERGY  4.9%
Dynegy Inc.                                          1,500            31,031
Ocean Energy Inc. (a)                                5,400            55,013
                                                                 ------------
                                                                      86,044
                                                                 ------------

FINANCE  12.6%
Bank of Tokyo - Mitsubishi, Ltd. - ADR (Japan)       4,000            61,250
Jefferson-Pilot Corp.                                1,100            69,507
Radian Group Inc.                                    1,100            47,231
Washington Mutual, Inc.                              1,500            43,875
                                                                 ------------
                                                                     221,863
                                                                 ------------

HEALTHCARE  23.5%
Aetna, Inc.                                            600            29,550
American Home Products Corp.                         1,000            41,500
Beckman Coulter, Inc.                                  800            36,100
Columbia / HCA Healthcare Corp.                      2,200            46,613
Dura Pharmaceuticals, Inc. (a)                       5,000            69,687
Laboratory Corp. of America Holdings (a)            20,000            55,000
MedPartners, Inc. - Convertible Preferred            6,400            54,000
Oxford Health Plans, Inc. (a)                        2,800            35,000
Schein Pharmaceutical, Inc. (a)                      2,700            25,313
United HealthCare Corp.                                400            19,475
                                                                 ------------
                                                                     412,238
                                                                 ------------

PRODUCER MANUFACTURING  8.1%
Koninklijke Philips Electronics N.V. - ADR
   (Netherlands)                                       552            55,752
Minnesota Mining & Manufacturing Co.                   400            38,425
Scott Technologies, Inc. (a)                         2,400            47,400
                                                                 ------------
                                                                     141,577
                                                                 ------------

RAW MATERIALS/PROCESSING INDUSTRIES  12.2%
Bethlehem Steel Corp. (a)                            7,000            51,625
Boise Cascade Corp.                                  1,300            47,369
Cabot Corp.                                          2,000            47,500
Pall Corp.                                           2,900            67,244
                                                                 ------------
                                                                     213,738
                                                                 ------------


                                               See Notes to Financial Statements

VAN KAMPEN MID CAP VALUE FUND

SEPTEMBER 30, 1999 (UNAUDITED)

Description                                        Shares           Market Value
--------------------------------------------------------------------------------
TECHNOLOGY  15.1%
Alcatel SA - ADR (France)                            1,500       $    41,625
Cadence Design Systems, Inc. (a)                     1,500            19,875
Electronics for Imaging, Inc. (a)                      900            46,266
First Data Corp.                                       800            35,100
J.D. Edwards & Co. (a)                               1,500            31,078
Nippon Telegraph & Telephone Corp - ADR (Japan)        700            43,181
SunGard Data Systems, Inc. (a)                       1,800            47,362
                                                                 ------------
                                                                     264,487
                                                                 ------------

UTILITIES  12.9%
Illinova Corp.                                       2,000            56,125
NCR Corp. (a)                                        1,400            46,287
Niagara Mohawk Holdings, Inc. (a)                    5,200            80,275
Northeast Utilities                                  2,400            44,100
                                                                 ------------
                                                                     226,787
                                                                 ------------

TOTAL INVESTMENTS  97.7%
(Cost $1,622,746)                                                  1,714,765

OTHER ASSETS IN EXCESS OF LIABILITIES  2.3%                           40,251
                                                                 ------------
NET ASSETS    100.0%                                             $ 1,755,016
                                                                 ------------
(a) Non-income producing security as this stock currently does not declare dividends.

     ADR - American Depositary Receipt







                                               See Notes to Financial Statements

VAN KAMPEN MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1999 (Unaudited)

ASSETS:

         Total Investments (Cost $1,622,746)                    $      1,714,765
         Cash                                                            119,453
         Receivables:
              Investments Sold                                            69,365
              Expense Reimbursement From Adviser                          19,301
              Dividends                                                      576
         Other                                                             1,144
                                                                ----------------
                           Total Assets                                1,924,604
                                                                ----------------
LIABILITIES:
         Payables:
                  Investments Purchased                                   86,786
                  Distributor and Affiliates                              15,419
                  Reports to Shareholders                                  8,705
         Trustees' Deferred Compensation and Retirement Plans             44,697
         Other Accrued Expenses                                           13,981
                                                                ----------------
                           Total Liabilities                             169,588
                                                                ----------------
NET ASSETS                                                      $      1,755,016
                                                                ================
NET ASSETS CONSIST OF:
         Capital (Par value $.01 per share with
            an unlimited number of shares authorized)           $      1,499,541
         Accumulated Net Realized Gain                                   191,191
         Net Unrealized Appreciation                                      92,019
         Accumulated Net Investment Loss                                (27,735)
                                                                ----------------
NET ASSETS                                                      $      1,755,016
                                                                ================
MAXIMUM OFFERING PRICE PER SHARE:
         Class A Shares:
                  Net asset value and redemption price per
                  share (Based on net assets of $1,529,960
                  and 110,323 shares of beneficial interest
                  issued and outstanding)                       $          13.87
                  Maximum sales charge (5.75%* of
                  offering price)                                           0.85
                                                                ----------------
                  Maximum offering price to public              $          14.72
                                                                ================
         Class B Shares:
                  Net asset value and offering price per share
                  (Based on net assets of $112,519 and 8,111
                  shares of beneficial interest issued and
                  outstanding)                                  $          13.87
                                                                ================
         Class C Shares:
                  Net asset value and offering price per share
                  (Based on net assets of $112,537 and 8,111
                  shares of beneficial interest issued and
                  outstanding)                                  $          13.87
                                                                ================

* On sales of $50,000 or more, the sales charge will be reduced.





                                               See Notes to Financial Statements

         VAN KAMPEN MID CAP VALUE FUND

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)





INVESTMENT INCOME:
         Dividends                                              $         11,249
                                                                ----------------
EXPENSES:
         Accounting                                                       20,129
         Audit                                                            17,222
         Amortization of Organizational Costs                             14,102
         Trustees' Fees and Related Expenses                              10,338
         Shareholder Reports                                               9,026
         Shareholder Services                                              8,842
         Custody                                                           7,800
         Investment Advisory Fee                                           6,886
         Legal                                                             5,927
         Other                                                             1,218
                                                                ----------------

             Total Expenses                                              101,490
             Expense Reduction ($6,886 related to Advisory Fees
               and $80,905 related to Other Expenses)                     87,791
             Less Credits Earned on Cash Balances                          1,745
                                                                ----------------
             Net Expenses                                                 11,954
                                                                ----------------
NET INVESTMENT LOSS                                             $          (705)
                                                                ================
REALIZED AND UNREALIZED GAIN/LOSS:
         Net Realized Gain                                      $        158,354
                                                                ----------------
         Unrealized Appreciation/Depreciation:
                  Beginning of the Period                                133,065
                  End of the Period                                       92,019
                                                                ----------------
         Net Unrealized Depreciation During the Period                  (41,046)
                                                                ----------------
NET REALIZED AND UNREALIZED GAIN                                $        117,308
                                                                ================
NET INCREASE IN NET ASSETS FROM OPERATIONS                      $        116,603
                                                                ================






                                               See Notes to Financial Statements

VAN KAMPEN MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999, THE NINE MONTHS ENDED MARCH 31, 1999 AND THE YEAR ENDED JUNE 30, 1998 (UNAUDITED)


                                                        Six Months            Nine Months
                                                             Ended                  Ended            Year Ended
                                                September 30, 1999         March 31, 1999         June 30, 1998
                                                ------------------       ----------------      ----------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                 $         (705)       $        (3,061)      $        (5,878)
Net Realized Gain                                          158,354                 34,570               240,590
Net Unrealized Depreciation During the Period              (41,046)               (35,026)              (38,155)
                                                    ---------------       ----------------      ----------------
Change in Net Assets from Operations                       116,603                 (3,517)              196,557
                                                    ---------------       ----------------      ----------------
Distributions in Excess of Net Investment Income*              -0-                 (3,278)              (10,744)
Distributions from Net Realized Gain*                          -0-                (84,401)             (220,079)
                                                    ---------------       ----------------      ----------------
Total Distributions                                            -0-                (87,679)             (230,823)
                                                    ---------------       ----------------      ----------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES        116,603                (91,196)              (34,266)
                                                    ---------------       ----------------      ----------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                      250                    350                 1,196
Net Asset Value of Shares Issued Through Dividend
   Reinvestment                                                -0-                 87,679               230,823
Cost of Capital Stock Repurchased                              -0-                    -0-               (57,633)
                                                    ---------------       ----------------      ----------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS             250                 88,029               174,386
                                                    ---------------       ----------------      ----------------
TOTAL INCREASE/DECREASE IN NET ASSETS                      116,853                 (3,167)              140,120

NET ASSETS:
Beginning of the Period                                  1,638,163              1,641,330             1,501,210
                                                    ---------------       ----------------      ----------------
End of the Period (Including accumulated net
   investment loss of $27,735, $27,030 and
   $20,691, respectively)                           $    1,755,016        $     1,638,163       $     1,641,330
                                                    ================      ================      ================


*Distribution by Class
---------------------------------------------------------------------------------------------------------------
   Distributions in Excess of Net Investment Income:
       Class A Shares                               $          -0-        $        (2,858)      $        (9,412)
       Class B Shares                                          -0-                   (210)                 (666)
       Class C Shares                                          -0-                   (210)                 (666)
                                                    ---------------       ----------------      ----------------
                                                    $          -0-        $        (3,278)      $       (10,744)
                                                    ================      ================      ================
   Distributions from Net Realized Gain:
       Class A Shares                               $          -0-        $       (73,579)      $      (192,785)
       Class B Shares                                          -0-                 (5,411)              (13,647)
       Class C Shares                                          -0-                 (5,411)              (13,647)
                                                    ---------------       ----------------      ----------------
                                                    $          -0-        $       (84,401)      $      (220,079)
                                                    ================      ================      ================





                                               See Notes to Financial Statements

VAN KAMPEN MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE
OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)



                                                                                                                 DECEMBER 27, 1995
                                                                                                                     (COMMENCEMENT
                                              SIX MONTHS          NINE MONTHS                                        OF INVESTMENT
                                                   ENDED                ENDED      YEAR ENDED      YEAR ENDED       OPERATIONS) TO
CLASS A SHARES                            SEPT. 30, 1999       MARCH 31, 1999   JUNE 30, 1998   JUNE 30, 1997        JUNE 30, 1996
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period    $     12.946       $       13.719   $      14.321   $      11.409               10.000
                                            -------------      ---------------  --------------  --------------   ------------------
   Net Investment Income/Loss                     (0.006)              (0.013)         (0.032)         (0.014)               0.018
   Net Realized and Unrealized Gain/Loss           0.928               (0.027)          1.633           3.559                1.391
                                            -------------      ---------------  --------------  --------------   ------------------
Total from Investment Operations                   0.922               (0.040)          1.601           3.545                1.409
                                            -------------      ---------------  --------------  --------------   ------------------
Less:
   Distributions in Excess of Net Investment
      Income                                         -0-                0.027           0.103           0.017                  -0-
   Distributions from Net Realized Gain              -0-                0.706           2.100           0.616                  -0-
                                            -------------      ---------------  --------------  --------------   ------------------
Total Distributions                                  -0-                0.733           2.203           0.633                  -0-
                                            -------------      ---------------  --------------  --------------   ------------------
Net Asset Value, End of the Period          $     13.868       $       12.946   $      13.719   $      14.321               11.409
                                            -------------      ---------------  --------------  --------------   ------------------

Total Return * (a)                              7.10% **           (0.19)% **           13.06%          32.39%           14.00% **

Net Assets at End of the Period
   (In thousands)                               $1,530.0             $1,428.1        $1,430.7        $1,315.0               $117.2

Ratio of Expenses to Average Net Assets* (b)        1.49%                1.54%           1.44%           1.48%                1.38%

Ratio of Net Investment Income/Loss to
   Average Net Assets*                            (0.08)%              (0.26)%         (0.36)%         (0.31)%               0.38%

Portfolio Turnover                                73% **               70% **             109%             85%              41% **

*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (b)         11.04%               10.52%           7.76%          17.19%               17.57%

Ratio of Net Investment Income/Loss to
   Average Net Assets                              (9.62)%              (9.24)%         (6.69)%        (16.01)%             (15.81)%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .19% for the six months ended September 30, 1999, .24% for the nine months ended March 31, 1999, and .14%, .18%, and .08% for the years ended June 30, 1998, June 30, 1997 and June 30, 1996, respectively.

                                               See Notes to Financial Statements

VAN KAMPEN MID CAP VALUE FUND

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE
OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)


                                                                                                                 DECEMBER 27, 1995
                                                                                                                     (COMMENCEMENT
                                              SIX MONTHS          NINE MONTHS                                        OF INVESTMENT
                                                   ENDED                ENDED      YEAR ENDED      YEAR ENDED       OPERATIONS) TO
CLASS B SHARES                            SEPT. 30, 1999       MARCH 31, 1999   JUNE 30, 1998   JUNE 30, 1997        JUNE 30, 1996
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period    $     12.950       $       13.724   $      14.327   $      11.410               10.000
                                            -------------      ---------------  --------------  --------------   ------------------
   Net Investment Income/Loss                     (0.006)              (0.014)         (0.027)         (0.017)               0.024
   Net Realized and Unrealized Gain/Loss           0.928               (0.027)          1.626           3.567                1.386
                                            -------------      ---------------  --------------  --------------   ------------------
Total from Investment Operations                   0.922               (0.041)          1.599           3.550                1.410
                                            -------------      ---------------  --------------  --------------   ------------------
Less:
   Distributions in Excess of Net
      Investment Income                              -0-                0.027           0.102           0.017                  -0-
   Distributions from Net Realized Gain              -0-                0.706           2.100           0.616                  -0-
                                            -------------      ---------------  --------------  --------------   ------------------
Total Distributions                                  -0-                0.733           2.202           0.633                  -0-
                                            -------------      ---------------  --------------  --------------   ------------------
Net Asset Value, End of the Period          $     13.872       $       12.950   $      13.724   $      14.327               11.410
                                            -------------      ---------------  --------------  --------------   ------------------

Total Return * (a)                              7.10% **           (0.19)% **           12.98%          32.48%           14.00% **

Net Assets at End of the Period
   (In thousands)                                 $112.5               $105.0          $105.3           $93.1                $74.2

Ratio of Expenses to Average Net Assets* (b)        1.49%                1.54%           1.44%           1.48%                1.38%

Ratio of Net Investment Income/Loss to
   Average Net Assets*                            (0.08)%              (0.26)%         (0.36)%         (0.14)%               0.44%

Portfolio Turnover                                73% **               70% **             109%             85%              41% **

*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (b)        11.04%               10.52%           7.76%          17.19%               17.57%

Ratio of Net Investment Income/Loss to
   Average Net Assets                             (9.63)%              (9.24)%         (6.69)%        (15.79)%             (15.75)%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .19% for the six months ended September 30, 1999, .24% for the nine months ended March 31, 1999, and .14%, .18%, and .08% for the years ended June 30, 1998, June 30, 1997 and June 30, 1996, respectively.

                                               See Notes to Financial Statements

VAN KAMPEN MID CAP VALUE FUND

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE
OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)


                                                                                                                 DECEMBER 27, 1995
                                                                                                                     (COMMENCEMENT
                                              SIX MONTHS          NINE MONTHS                                        OF INVESTMENT
                                                   ENDED                ENDED      YEAR ENDED      YEAR ENDED       OPERATIONS) TO
CLASS C SHARES                            SEPT. 30, 1999       MARCH 31, 1999   JUNE 30, 1998   JUNE 30, 1997        JUNE 30, 1996
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period    $     12.953       $       13.726   $      14.327   $      11.410               10.000
                                            -------------      ---------------  --------------  --------------   ------------------
   Net Investment Income/Loss                     (0.006)              (0.014)         (0.026)         (0.017)               0.024
   Net Realized and Unrealized Gain/Loss           0.927               (0.026)          1.627           3.567                1.386
                                            -------------      ---------------  --------------  --------------   ------------------
Total from Investment Operations                   0.921               (0.040)          1.601           3.550                1.410
                                            -------------      ---------------  --------------  --------------   ------------------
Less:
   Distributions in Excess of Net
      Investment Income                              -0-                0.027           0.102           0.017                  -0-
   Distributions from Net Realized Gain              -0-                0.706           2.100           0.616                  -0-
                                            -------------      ---------------  --------------  --------------   ------------------
Total Distributions                                  -0-                0.733           2.202           0.633                  -0-
                                            -------------      ---------------  --------------  --------------   ------------------
Net Asset Value, End of the Period          $     13.874       $       12.953   $      13.726   $      14.327               11.410
                                            -------------      ---------------  --------------  --------------   ------------------

Total Return * (a)                              7.18% **           (0.26)% **           13.06%          32.48%           14.00% **

Net Assets at End of the Period
   (In thousands)                                 $112.5               $105.1          $105.3           $93.1                $74.2

Ratio of Expenses to Average Net Assets* (b)        1.49%                1.54%           1.44%           1.48%                1.38%

Ratio of Net Investment Income/Loss to
   Average Net Assets*                            (0.08)%              (0.26)%         (0.36)%         (0.14)%               0.44%

Portfolio Turnover                                73% **               70% **             109%             85%              41% **

*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (b)        11.04%               10.52%           7.76%          17.19%               17.57%

Ratio of Net Investment Income/Loss to
   Average Net Assets                             (9.62)%              (9.24)%         (6.68)%        (15.79)%             (15.75)%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .19% for the six months ended September 30, 1999, .24% for the nine months ended March 31, 1999, and .14%, .18%, and .08% for the years ended June 30, 1998, June 30, 1997 and June 30, 1996, respectively.

                                               See Notes to Financial Statements

                          VAN KAMPEN MID CAP VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS
                         SEPTEMBER 30, 1999 (UNAUDITED)


1.  SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Mid Cap Value Fund (the "Fund") is organized as a series of Van Kampen Equity Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital by investing primarily in a diversified portfolio of common stocks and other equity securities of medium and larger capitalization companies. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Investments in securities not listed on a securities exchange are valued based on the mean of the bid and asked prices or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C. INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS - The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs were originally scheduled to be amortized on a straight-line basis over the 60-month period ending December 27, 2000. Pursuant to the AICPA Statement of Position 98-5, any unamortized organizational costs were expensed on April 1, 1999 the first business day of the 2000 fiscal year.

E. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains to its shareholders. Therefore, no provision for federal income taxes is required.

      At September 30, 1999, for federal income tax purposes, the cost of long-term investments is $1,622,746; the aggregate gross unrealized appreciation is $192,274 and the aggregate gross unrealized depreciation is $100,255, resulting in net unrealized appreciation of $92,019.

F. DISTRIBUTION OF INCOME AND GAINS - The Fund declares and pays dividends annually from net investment income and net realized gains on securities, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

G. EXPENSE REDUCTIONS - During the six months ended September 30, 1999, the Fund's custody fee was reduced by $1,745 as a result of credits earned on overnight cash balances.


2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                        % PER ANNUM
-------------------------------- ---------------------
First $500 million                               .75%
Next $500 million                                .70%
Over $1 billion                                  .65%

                          VAN KAMPEN MID CAP VALUE FUND

                         SEPTEMBER 30, 1999 (UNUADITED)



      For the six months ended September 30, 1999, the Adviser voluntarily capped the expenses of the Fund at 1.30% of average net assets, prior to any credits earned on overnight cash balances. As such, the Adviser waived $6,886 of its investment advisory fees and assumed $80,905 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

      For the six months ended September 30, 1999, the Fund incurred expenses of approximately $100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this cost has been assumed by Van Kampen.

        For the six months ended September 30, 1999, the Fund incurred expenses of approximately $26,000 representing Van Kampen's cost of providing accounting and legal services to the Fund. All of this cost has been assumed by Van Kampen.

      Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder-servicing agent of the Fund. For the six months ended September 30, 1999, the Fund recognized expenses of approximately $7,500. All of this cost has been assumed by Van Kampen. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

      Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

         The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

      At September 30, 1999, Van Kampen owned 110,271 shares of Class A, 8,111 shares of Class B, and 8,111 shares of Class C.


3.  CAPITAL TRANSACTIONS
At September 30, 1999, capital aggregated $1,328,601, $86,018 and $84,922 for Classes A, B and C, respectively. For the six months ended September 30, 1999, transactions were as follows:


                                        SHARES            VALUE
                                  ------------- ----------------
Sales:
  Class A                                   17             $250
                                  ============= ================
Total Sales                                 17             $250
                                  ============= ================


      At March 31, 1999, capital aggregated $1,328,351, $86,018 and $84,922 for
Classes A, B and C, respectively. For the nine months ended March 31, 1999, transactions were as follows:


                                        SHARES            VALUE
                                  ------------- ----------------
Sales:
  Class A                                   26             $350
                                  ============= ================
Total Sales                                 26             $350
                                  ============= ================

Dividend Reinvestment:
  Class A                                5,995          $76,436
  Class B                                  441            5,621
  Class C                                  441            5,622
                                  ============= ================
Total Dividend Reinvestment              6,877          $87,679
                                  ============= ================


      At June 30, 1998, capital aggregated $1,251,565, $80,397 and $79,300 for
Classes A, B and C, respectively. For the twelve months ended June 30, 1998, transactions were as follows:

                                        SHARES            VALUE
                                  ------------- ----------------
Sales:
  Class A                                    7             $100
  Class B                                    0            1,096
                                  ============= ================
Total Sales                                  7           $1,196
                                  ============= ================


Dividend Reinvestment:
  Class A                               16,533         $202,198
  Class B                                1,170           14,313
  Class C                                1,170           14,312
                                  ============= ================
Total Dividend Reinvestment             18,873         $230,823
                                  ============= ================


Shares Repurchased:
  Class A                              (4,076)        ($57,633)
                                  ============= ================

                          VAN KAMPEN MID CAP VALUE FUND

                         SEPTEMBER 30, 1999 (UNUADITED)


Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                    CONTINGENT DEFERRED
                                       SALES CHARGE
                                   CLASS B      CLASS C
YEAR OF REDEMPTION                 SHARES        SHARES
------------------------------   ------------ -------------
First                               5.00%        1.00%
Second                              4.00%         None
Third                               3.00%         None
Fourth                              2.50%         None
Fifth                               1.50%         None
Sixth and Thereafter                None          None

4.  INVESTMENT TRANSACTIONS
For the six months ended September 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,377,962 and $1,266,477, respectively.

5.  DISTRIBUTION AND SERVICE PLANS
The Fund and its Shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

      The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A shares and 1.00% each for Class B and Class C shares. No fees related to the Plans have been accrued by the Fund, as the Fund is currently owned solely by affiliated persons.

                          VAN KAMPEN MID CAP VALUE FUND

BOARD OF TRUSTEES                          INVESTMENT ADVISER

J. MILES BRANAGAN                          VAN KAMPEN INVESTMENT ADVISORY CORP.
JERRY D. CHOATE                            1 Parkview Plaza
RICHARD M. DEMARTINI*                      P.O. Box 5555
LINDA HUTTON HEAGY                         Oakbrook Terrace, Illinois 60181-5555
R. CRAIG KENNEDY
JACK E. NELSON                             DISTRIBUTOR
DON G. POWELL*
PHILLIP B. ROONEY                          VAN KAMPEN FUNDS INC.
FERNANDO SISTO                             1 Parkview Plaza
WAYNE W. WHALEN* - CHAIRMAN                P.O. Box 5555
SUZANNE H.  WOOSLEY, PH. D.                Oakbrook Terrace, Illinois 60181-5555
PAUL G. YOVOVICH
                                           SHAREHOLDER SERVICING AGENT
OFFICERS
                                           VAN KAMPEN INVESTOR SERVICES INC.
RICHARD F. POWERS, III*                    P.O. Box 218256
    President                              Kansas City, Missouri 64121-8256

DENNIS J. MCDONNELL*                       CUSTODIAN
    Executive Vice President and
    Chief Investment Officer               STATE STREET BANK AND TRUST COMPANY
                                           225 Franklin Street
A. THOMAS SMITH III*                       P.O. Box 1713
    Vice President and Secretary           Boston, Massachusetts 02105

JOHN L. SULLIVAN*                          LEGAL COUNSEL
    Vice President, Treasurer and
    Chief Financial Officer                SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                                              (Illinois)
                                           333 West Wacker Drive
CURTIS W. MORELL*                          Chicago, Illinois 60606
    Vice President and Chief
    Accounting Officer
                                           INDEPENDENT ACCOUNTANTS
TANYA M. LODEN*
    Controller                             KPMG LLP
                                           303 East Wacker Drive
STEPHEN L. BOYD*                           Chicago, Illinois 60601
PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
   Vice Presidents




* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All Rights Reserved.

SM denotes a service mark of Van Kampen Funds Inc.



This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

--------------------------------------------------------------------------------
                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that is uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.
--------------------------------------------------------------------------------

                                   VAN KAMPEN
                                 GREAT AMERICAN
                                 COMPANIES FUND


                                Semiannual Report
                               September 30, 1999



                                Van Kampen Funds



                                TABLE OF CONTENTS

Letter to Shareholders..........................................      1
Portfolio Management Review.....................................      2
Portfolio of Investments........................................      6
Statement of Assets and Liabilities.............................      9
Statement of Operations.........................................     10
Statement of Changes in Net Assets..............................     11
Financial Highlights............................................     12
Notes to Financial Statements...................................     15


              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

October 20, 1999

Dear Shareholder,
         With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

         Although the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.

         If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,


/s/ Richard F. Powers, III                  /s/ Dennis J. McDonnell

Richard F. Powers, III                      Dennis J. McDonnell
Chairman                                    President
Van Kampen Investment Advisory Corp.        Van Kampen Investment Advisory Corp.

                           PORTFOLIO MANAGEMENT REVIEW

                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

We recently spoke to the representatives of the advisor of the Van Kampen Great American Companies Fund about the key events and economic forces that shaped the markets during the past six months. The managers include Jeff D. New, senior portfolio manager, who has managed the Fund since its inception (December 1995) and worked in the investment industry since 1987. He is joined by Michael Davis and Mary Jayne Maly, portfolio managers, and Stephen L. Boyd, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the six months ended September 30, 1999.

Q COULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE REPORTING PERIOD?

A As has been its trademark recently, the stock market was volatile during the past two quarters. Early in the reporting period, the Dow Jones Industrial Average continued its upward trend, passing the 11,000 milestone in early May. Soon after, the market reversed course, as investors anticipated an increase in interest rates. This anticipation placed downward pressure on the market in general and growth stocks in particular. In an attempt to moderate economic growth, the Fed did increase rates twice during the reporting period. Following the first increase, the stock market rose slightly because the rate hike was widely expected. The market response to the second rate hike was less favorable. The Dow reached a record high the following day but went on to lose nearly 9 percent by the end of the reporting period.

         Large-cap growth stocks, in which the Fund primarily invests, underperformed small-cap growth stocks during the reporting period. The reverse has been true in recent years. During the last six months, technology stocks--especially in the semiconductor industry--continued to be among the market's strongest performers. Companies in the financial services industry fared less well, as these firms are especially sensitive to rising interest rates and expectations of a weakening economy.

Q GIVEN THIS ENVIRONMENT, HOW DID YOU MANAGE THE FUND, AND HOW DID THAT MANAGEMENT AFFECT PERFORMANCE?

A The Fund invests primarily in U.S. companies that are market leaders in their respective fields and have positive fundamentals. We especially seek to invest in companies that are increasing their market dominance and appear to be able to sustain that dominance. We believe that such companies can produce superior performance over time. Although quality is a primary consideration, we also evaluate potential holdings for attractive valuations relative to their growth rates.

         Although we believe in the long-term potential of this strategy, the Fund significantly underperformed the Lipper Growth Fund Index, the Fund's benchmark. We believe that this underperformance can be attributed to two primary factors. First, the stock market strength was very narrow during the reporting period--in other words, overall market gains were driven by a relatively small number of stocks. Second, some stocks in the Fund simply didn't perform well during the last six months, even though the companies' fundamentals remained sound. For example, two of the Fund's longtime holdings--pharmaceutical company Schering-Plough and clothing retailer TJX Companies--fared very poorly during the reporting period, hurting the Fund's return.

Q WHY DID THESE STOCKS DECLINE IN VALUE?

A Schering-Plough declined, along with most other pharmaceutical companies, because of concerns that growth in these companies' earnings was becoming less attractive relative to that of more economically sensitive companies. A robust economy helps profit growth for many firms, while the earnings of pharmaceutical businesses tend to be more insulated from economic movements. TJX Companies, meanwhile, saw its valuation fall as a result of concerns about rising interest rates and the potentially negative impact on consumer spending. Despite its recent poor performance, however, we believe that the fundamentals for this company continue to be excellent. We continue to own both Schering-Plough and TJX Companies, as they still fit our investment profile.

Q WHAT WERE SOME POSITIVE INFLUENCES ON THE FUND'S RETURN?

A As we mentioned earlier, companies in the technology area generally performed very well during the previous six months. In an effort to capitalize on the industry's recent success, we increased our weighting in technology throughout the reporting period, helping the Fund's performance. For example, Lexmark International Group, a manufacturer of computer laser printers, was a very successful investment for the Fund, as was Texas Instruments, a semiconductor maker that develops a key component in cellular phones. The company has been--and, we expect, will continue to be--a big beneficiary of the boom in cellular technology.

         BMC Software had performed poorly in previous reporting periods because investors feared that the company's earnings would suffer if corporate customers spent their software budgets on fixing the year 2000 problem (Y2K) instead of buying BMC's products. But BMC's earnings continued to be strong, and analysts now believe that Y2K will have a limited effect on the company's bottom line. BMC's stock price has risen accordingly. During the reporting period, we were rewarded for our willingness to hold this stock in good times and bad. [Editor's note: A few days after the reporting period, BMC indicated that its earnings for the September quarter would be very slightly below expectations because of some contracts signed in early October rather than September. The Fund's management continues to own the stock because of their confidence in BMC's future fundamentals.]

Q DID ANY NON-TECHNOLOGY COMPANIES HELP THE FUND'S PERFORMANCE?

A A stock that contributed to the Fund's return was Univision, the dominant Spanish-language television network in the United States. In a reflection of the increasing economic importance of the country's Spanish-speaking population, this stock performed extremely well during the reporting period.

         The Fund also benefited from its investment in Enron, a diversified utilities services business. Enron, which has been wisely diversifying its product lines beyond its traditional natural gas and electricity business, offers a glimpse of how forward-thinking utility companies are looking to take advantage of opportunities in a deregulating marketplace.

Q ASIDE FROM SCHERING-PLOUGH AND TJX COMPANIES, WHICH YOU MENTIONED EARLIER, WERE THERE OTHER STOCKS WHOSE PERFORMANCE HURT THE FUND'S RETURN?

A As we mentioned earlier, poor stock selection and limited market breadth were the two primary reasons for the Fund's relative underperformance during the reporting period. As a result, our results were shaped largely on a stock-by-stock basis.

         In the health-care area, drug manufacturer American Home Products was a poor performer that influenced the Fund's performance negatively. The company's poor results could be largely attributed to concern over litigation surrounding its popular diet drugs. [Editor's note: In early October 1999, after the reporting period, the company announced a comprehensive settlement to resolve this litigation.]

         Because of its outstanding performance in late 1998 and early 1999, Internet service provider America Online had grown to occupy a substantial part of the portfolio. However, during the last six months, the stock declined by approximately 29 percent. This decline could be attributed to two primary factors--subscriber growth, though still strong, appeared to be moderating; and investors were concerned about the company's ability to respond to competition from new "free" Internet service providers. In response to these fundamental developments, we sold most of our position in AOL during the period.

         Firstar, which operates banks in the midwestern United States, was a financial stock that hurt the Fund's overall return. The stock performed poorly not just because of interest-rate fears, but also because of investor skepticism about Firstar's ability to integrate recent acquisitions.

         Finally, after it became clear that accounting irregularities would require Waste Management to restate their earnings, the company's stock began to fall dramatically. We sold this stock in response to this sudden change in fundamentals, but not in time to escape damage to the Fund's return.

Q HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A The Fund had a six-month total return of -4.11 percent (Class A shares at net asset value) as of September 30, 1999. In addition, the Fund generated total returns of 25.06 percent, 20.94 percent, and 22.15 percent for 12 months, three years, and the life of the Fund, respectively (Class A shares at maximum sales charge).

         By comparison, the Standard & Poor's 500 Index had a return of 0.37 percent, while the Lipper Growth Fund Index, which more closely resembles the Fund, had a return of 0.97 percent. The S&P 500 Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the 30 largest growth funds. Keep in mind that these indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Q WHAT DO YOU SEE AHEAD FOR THE FUND DURING THE NEXT SIX MONTHS?

A Regardless of market conditions, we maintain a consistent management strategy of focusing on leading companies that appear to be maintaining or improving their dominant position. The market continues to be volatile, but we are confident in our approach to stock selection and believe that it will lead us to attractive investment opportunities.



/s/ Jeff D. New                             /s/ Michael Davis
Jeff D. New                                 Michael Davis
Senior Portfolio Manager                    Portfolio Manager



/s/ Mary Jayne Maly                         /s/ Stephen L. Boyd
Mary Jayne Maly                             Stephen L. Boyd
Portfolio Manager                           Chief Investment Officer
                                            Equity Investments

VAN KAMPEN GREAT AMERICAN COMPANIES FUND

PORTFOLIO OF INVESTMENTS
September 30, 1999 (Unaudited)

DESCRIPTION                                        SHARES           MARKET VALUE

COMMON STOCKS  96.6%
CONSUMER DISTRIBUTION  11.0%
Best Buy Co., Inc. (a)                               200              $12,413
Circuit City Stores-Circuit City Group               400               16,875
Dayton Hudson Corp.                                  400               24,025
Federated Department Stores, Inc. (a)                400               17,475
Home Depot, Inc.                                     400               27,450
Kroger Co. (a)                                       800               17,650
Safeway, Inc. (a)                                    600               22,838
Tandy Corp.                                          600               31,012
TJX Cos., Inc.                                       900               25,256
Wal-Mart Stores, Inc.                                800               38,050
                                                                    ----------
                                                                      233,044
                                                                    ----------

CONSUMER NON-DURABLES  6.4%
Anheuser-Busch Cos., Inc.                            300               21,019
Kimberly Clark Corp.                                 400               21,000
Nike, Inc., Class B                                  200               11,375
Pepsi Bottling Group, Inc.                         1,000               17,062
Procter & Gamble Co.                                 300               28,125
Quaker Oats Co.                                      600               37,125
                                                                    ----------
                                                                      135,706
                                                                    ----------

CONSUMER SERVICES  7.4%
Brinker International, Inc. (a)                      400               10,850
CBS Corp.                                            500               23,125
Comcast Corp., Class A                               400               15,950
Harrah's Entertainment, Inc. (a)                     400               11,100
MGM Grand, Inc. (a)                                  200               10,238
Omnicom Group, Inc.                                  300               23,756
Time Warner, Inc.                                    200               12,150
Univision Communications, Inc., Class A (a)          600               48,825
                                                                    ----------
                                                                      155,994
                                                                    ----------

ENERGY  3.9%
Baker Hughes, Inc.                                 1,300               37,700
Enron Corp.                                          600               24,750
Halliburton Co.                                      500               20,500
                                                                    ----------
                                                                       82,950
                                                                    ----------
See Notes to Financial Statements

VAN KAMPEN GREAT AMERICAN COMPANIES FUND

PORTFOLIO OF INVESTMENTS
September 30, 1999 (Unaudited)

DESCRIPTION                                        SHARES           MARKET VALUE

FINANCE  8.0%
American Express Co.                                 100              $13,462
American International Group, Inc.                   250               21,734
AXA Financial, Inc.                                  300               16,744
Bank of America Corp.                                200               11,138
Citigroup, Inc.                                      325               14,300
Federal Home Loan Mortgage Corp.                     400               20,800
Firstar Corp.                                        900               23,062
Marsh & McLennan Cos., Inc.                          300               20,550
MGIC Investment Corp.                                400               19,100
Providian Financial Corp.                            100                7,919
                                                                    ----------
                                                                      168,809
                                                                    ----------

HEALTHCARE  13.6%
Abbott Laboratories, Inc.                            500               18,375
American Home Products Corp.                         600               24,900
Amgen, Inc. (a)                                      300               24,450
Baxter International, Inc.                           250               15,063
Bristol-Myers Squibb Co.                           1,000               67,500
Guidant Corp. (a)                                    500               26,813
Johnson & Johnson, Inc.                              300               27,562
Lilly Eli & Co.                                      400               25,600
Pfizer, Inc.                                         300               10,781
Schering-Plough Corp.                                700               30,537
Wellpoint Health Networks, Inc., Class A (a)         300               17,100
                                                                    ----------
                                                                      288,681
                                                                    ----------

PRODUCER MANUFACTURING  7.1%
Corning, Inc.                                        500               34,281
General Electric Co.                                 200               23,713
Honeywell, Inc.                                      300               33,394
Tyco International Ltd.                              350               36,137
United Technologies Corp.                            400               23,725
                                                                    ----------
                                                                      151,250
                                                                    ----------

RAW MATERIALS/PROCESSING INDUSTRIES  1.3%
Boise Cascade Corp.                                  500               18,219
USX - U.S. Steel, Inc.                               400               10,300
                                                                    ----------
                                                                       28,519
                                                                    ----------
See Notes to Financial Statements

VAN KAMPEN GREAT AMERICAN COMPANIES FUND

PORTFOLIO OF INVESTMENTS
September 30, 1999 (Unaudited)

DESCRIPTION                                        SHARES           MARKET VALUE

TECHNOLOGY  34.3%
America Online, Inc. (a)                             320              $33,280
Applied Materials, Inc. (a)                          400               31,075
BMC Software, Inc. (a)                               400               28,625
Cisco Systems, Inc. (a)                            1,300               89,131
EMC Corp. (a)                                        500               35,719
First Data Corp.                                     500               21,938
General Instrument Corp. (a)                         400               19,250
Intel Corp.                                        1,000               74,312
International Business Machines Corp.                400               48,550
LSI Logic Corp. (a)                                  400               20,600
Lexmark International Group, Inc., Class A (a)       300               24,150
Lucent Technologies, Inc.                            655               42,493
Microsoft Corp. (a)                                1,100               99,619
Motorola, Inc.                                       300               26,400
Oracle Corp. (a)                                   1,200               54,600
Sun Microsystems, Inc. (a)                           300               27,900
Texas Instruments, Inc.                              600               49,350
                                                                    ----------
                                                                      726,992
                                                                    ----------

UTILITIES  3.6%
ALLTEL Corp.                                         500               35,187
MCI WorldCom, Inc. (a)                               300               21,563
SBC Communications, Inc.                             400               20,425
                                                                    ----------
                                                                       77,175
                                                                    ----------

TOTAL INVESTMENTS  96.6%
(Cost $1,684,651)                                                   2,049,120

OTHER ASSETS IN EXCESS OF LIABILITIES   3.4%                           71,924
                                                                    ----------

NET ASSETS    100.0%                                               $2,121,044
                                                                    ----------

(a) Non-income producing security as this stock does not currently declare dividends.

See Notes to Financial Statements

VAN KAMPEN GREAT AMERICAN COMPANIES FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1999 (Unaudited)

ASSETS:

Total Investments (Cost $1,684,651)                            $       2,049,120
Cash                                                                     184,387
Receivables:
         Investments Sold                                                 24,633
         Expense Reimbursement from Adviser                               11,526
         Dividends                                                         1,237
Other                                                                      1,153
                                                               -----------------
                  Total Assets                                         2,272,056
                                                               -----------------

LIABILITIES:

Payables:
         Investments Purchased                                            61,873
         Distributor and Affiliates                                       17,504
Trustees' Deferred Compensation and Retirement Plans                      44,898
Accrued Expenses                                                          26,737
                                                               -----------------
                  Total Liabilities                                      151,012
                                                               -----------------
NET ASSETS                                                     $       2,121,044
                                                               -----------------

NET ASSETS CONSIST OF:
Capital (Par Value of $.01 per share with an
         unlimited number of shares authorized)                $       1,590,553
Net Unrealized Appreciation                                              364,469
Accumulated Net Realized Gain                                            204,217
Accumulated Net Investment Loss                                         (38,195)
                                                               -----------------
NET ASSETS                                                     $       2,121,044
                                                               -----------------
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
      Net asset value and redemption price per share (Based on
      net assets of $1,849,532 and 113,163 shares of beneficial
      interest issued and outstanding)                                    $16.34
      Maximum sales charge (5.75%* of offering price)                       1.00
                                                               -----------------
      Maximum offering price to public                                    $17.34
                                                               -----------------

   Class B Shares:
      Net asset value and offering price per share (Based on net assets of $135,749 and 8,305 shares of beneficial
      interest issued and outstanding)                                    $16.35
                                                               -----------------
   Class C Shares:
      Net asset value and offering price per share (Based on net assets of $135,763 and 8,305 shares of beneficial
      interest issued and outstanding)                                    $16.35
                                                               -----------------

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

VAN KAMPEN GREAT AMERICAN COMPANIES FUND

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 1999 (Unaudited)


INVESTMENT INCOME:
         Dividends                                             $           7,657
                                                               -----------------
EXPENSES:

         Accounting                                                       19,779
         Audit                                                            17,222
         Amortization of Organizational Costs                             14,102
         Custody                                                           9,920
         Trustees' Fees and Related Expenses                               9,410
         Shareholder Reports                                               9,026
         Shareholder Services                                              7,842
         Investment Advisory Fee                                           7,697
         Legal                                                             6,119
         Other                                                             2,300
                                                               -----------------
                  Total Expenses                                         103,417

                  Expense Reduction ($7,697 related to Advisory
                            Fees and $80,274 related to Other
                            Expenses)                                     87,971
                  Less Credits Earned on Cash Balances                     1,685
                                                               -----------------
                  Net Expenses                                            13,761
                                                               -----------------
NET INVESTMENT LOSS                                            $         (6,104)
                                                               -----------------
REALIZED AND UNREALIZED GAIN/LOSS:

         Net Realized Gain                                     $         239,784
                                                               -----------------
         Unrealized Appreciation/Depreciation:
                  Beginning of the Period                                688,705
                  End of the Period                                      364,469
                                                               -----------------
         Net Unrealized Depreciation During the Period                 (324,236)
                                                               -----------------
NET REALIZED AND UNREALIZED LOSS                               $        (84,452)
                                                               -----------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                     $        (90,556)
                                                               -----------------

                                               See Notes to Financial Statements

VAN KAMPEN GREAT AMERICAN COMPANIES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the Six Months Ended September 30, 1999, the Nine Months Ended March 31, 1999, and the Year Ended June 30, 1998 (Unaudited)


                                                     SIX MONTHS ENDED           NINE MONTHS ENDED           YEAR ENDED
                                                   SEPTEMBER 30, 1999              MARCH 31, 1999        JUNE 30, 1998
FROM INVESTMENT ACTIVITIES:

Operations:
Net Investment Loss                                $           (6,104)          $          (8,044)       $      (3,439)
Net Realized Gain/Loss                                        239,784                     (34,592)             320,602
Net Unrealized Appreciation/Depreciation
   During the Period                                         (324,236)                    387,576              103,002
                                                   ------------------           -----------------        -------------
Change in Net Assets from Operations                          (90,556)                    344,940              420,165
                                                   ------------------           -----------------        -------------
Distributions in Excess of Net Investment Income *                  0                      (3,237)             (14,372)
Distributions from Net Realized Gain *                              0                    (196,470)            (176,673)
                                                   ------------------           -----------------        -------------
Total Distributions                                                 0                    (199,707)            (191,045)
                                                   ------------------           -----------------        -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES           (90,556)                    145,233              229,120
                                                   ------------------           -----------------        -------------
FROM CAPITAL TRANSACTIONS:

Net Asset Value of Shares Issued Through
     Dividend Reinvestment                                          0                     199,707              191,045
Cost of Shares Repurchased                                          0                           0               (5,023)
                                                   ------------------           -----------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                  0                     199,707              186,022
                                                   ------------------           -----------------        -------------
TOTAL INCREASE/DECREASE IN NET ASSETS                         (90,556)                    344,940              415,142

NET ASSETS:
Beginning of the Period                                     2,211,600                   1,866,660            1,451,518
                                                   ------------------           -----------------        -------------
End of the Period (Including Accumulated Net
    Investment Loss of $38,195, $32,091 and
    $20,810, respectively)                         $        2,121,044           $       2,211,600        $   1,866,660
                                                   ------------------           -----------------        -------------


*  Distributions by Class
----------------------------------------------------------------------------------------------------------------------
   Distributions in Excess of Net Investment Income:
         Class A Shares                            $                0           $          (2,823)       $     (12,532)
         Class B Shares                                             0                        (207)                (920)
         Class C Shares                                             0                        (207)                (920)
                                                   ------------------           -----------------        -------------
                                                   $                0           $          (3,237)       $     (14,372)
                                                   ------------------           -----------------        -------------
   Distributions from Net Realized Gain:
         Class A Shares                            $                0           $        (171,322)       $    (154,061)
         Class B Shares                                             0                     (12,574)             (11,306)
         Class C Shares                                             0                     (12,574)             (11,306)
                                                   ------------------           -----------------        -------------
                                                   $                0           $        (196,470)       $    (176,673)
                                                   ------------------           -----------------        -------------

                                               See Notes to Financial Statements

VAN KAMPEN GREAT AMERICAN COMPANIES FUND

FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)



                                                                                                         DECEMBER 27, 1995
                                                                                                             (COMMENCEMENT
                                              SIX MONTHS          NINE MONTHS                                OF INVESTMENT
                                                  ENDED                 ENDED       YEAR ENDED JUNE 30,     OPERATIONS) TO
CLASS A SHARES                       SEPTEMBER 30, 1999        MARCH 31, 1999       1998           1997      JUNE 30, 1996

Net Asset Value, Beginning of the Period    $     17.042       $       16.128   $      14.235   $    11.622     $   10.000
                                            ------------       --------------   -------------   -----------     ----------
   Net Investment Income/Loss                     (0.047)              (0.040)         (0.009)       (0.003)         0.019
   Net Realized and Unrealized Gain/Loss          (0.651)               2.680           3.784         3.535          1.603
                                            ------------       --------------   -------------   -----------     ----------
Total from Investment Operations                  (0.698)               2.640           3.775         3.532          1.622
                                            ------------       --------------   -------------   -----------     ----------

Less:
   Distributions from and in Excess of
      Net Investment Income                          ---                0.028           0.142         0.019            ---
   Distributions from Net Realized Gain              ---                1.698           1.740         0.900            ---
                                            ------------       --------------   -------------   -----------     ----------
Total Distributions                                  ---                1.726           1.882         0.919            ---
                                            ------------       --------------   -------------   -----------     ----------
Net Asset Value, End of the Period          $     16.344       $       17.042   $      16.128   $    14.235     $   11.622
                                            ============       ==============   =============   ===========     ==========

Total Return * (a)                            (4.11)% **            18.45% **           29.08%        32.29%     16.10% **

Net Assets at End of the Period
   (In thousands)                           $    1,849.5       $      1,928.5   $     1,627.7   $   1,260.8     $     81.4

Ratio of Expenses to Average Net Assets* (b)        1.40%                1.37%           1.51%         1.59%          1.37%

Ratio of Net Investment Income/Loss to
   Average Net Assets*                             (0.55%)              (0.58%)         (0.21%)       (0.08%)         0.33%

Portfolio Turnover                                64% **               74% **             150%          100%        48% **

* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (b)         9.39%                8.89%           8.41%        17.82%         18.46%

Ratio of Net Investment Income/Loss to
   Average Net Assets                              (8.55%)              (8.09%)         (7.11%)      (16.31%)       (16.76%)

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .15% for the six months ended September 30, 1999, .12% for the nine months ended March 31, 1999 and .26%, .34% and .13% for the years ended June 30, 1998, 1997 and 1996, respectively.




                                               See Notes to Financial Statements

VAN KAMPEN GREAT AMERICAN COMPANIES FUND

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

                                                                                                           DECEMBER 27, 1995
                                                                                                               (COMMENCEMENT
                                                    SIX MONTHS     NINE MONTHS                                 OF INVESTMENT
                                                         ENDED           ENDED       YEAR ENDED JUNE 30,      OPERATIONS) TO
Class B Shares                              SEPTEMBER 30, 1999  MARCH 31, 1999       1998            1997      JUNE 30, 1996

Net Asset Value, Beginning of the Period          $     17.043    $     16.129    $     14.237    $     11.622  $     10.000
                                                  ------------    ------------    ------------    ------------  ------------
   Net Investment Income/Loss                           (0.047)         (0.036)         (0.004)         (0.007)        0.019
   Net Realized and Unrealized Gain/Loss                (0.651)          2.676           3.778           3.541         1.603
                                                  ------------    ------------    ------------    ------------  ------------
Total from Investment Operations                        (0.698)          2.640           3.774           3.534         1.622
                                                  ------------    ------------    ------------    ------------  ------------

Less:
   Distributions from and in Excess of Net
      Investment Income                                    ---           0.028           0.142           0.019            --
   Distributions from Net Realized Gain                    ---           1.698           1.740           0.900            --
                                                  ------------    ------------    ------------    ------------  ------------
Total Distributions                                        ---           1.726           1.882           0.919            --
                                                  ------------    ------------    ------------    ------------  ------------
Net Asset Value, End of the Period                $     16.345    $     17.043    $     16.129    $     14.237  $     11.622
                                                  ============    ============    ============    ============  ============

Total Return * (a)                                       (4.11)% **  18.52% **           29.08%          32.29%    16.10% **

Net Assets at End of the Period
   (In thousands)                                 $      135.7      $    141.5      $    119.5      $     92.5  $       75.5

Ratio of Expenses to Average Net Assets* (b)              1.40%           1.37%           1.51%           1.59%         1.37%

Ratio of Net Investment Income/Loss to
   Average Net Assets*                                   (0.55%)         (0.58%)         (0.21%)         (0.05%)        0.33%

Portfolio Turnover                                      64% **          74% **             150%            100%       48% **

*Ifcertain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (b)               9.39%           8.89%           8.41%          17.82%        18.46%

Ratio of Net Investment Income/Loss to
   Average Net Assets                                    (8.55%)         (8.09%)         (7.11%)        (16.28%)      (16.76%)

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .15% for the six months ended September 30, 1999, .12% for the nine months ended March 31, 1999 and .26%, .34% and .13% for the years ended June 30, 1998, 1997 and 1996, respectively.




                                               See Notes to Financial Statements

VAN KAMPEN GREAT AMERICAN COMPANIES FUND

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)


December 27, 1995

                                                                                                               (COMMENCEMENT
                                              SIX MONTHS          NINE MONTHS                                  OF INVESTMENT
                                                   ENDED                ENDED        YEAR ENDED JUNE 30,      OPERATIONS) TO
Class C Shares                        SEPTEMBER 30, 1999       MARCH 31, 1999        1998              1997    JUNE 30, 1996

Net Asset Value, Beginning of the Period    $     17.045       $       16.131   $      14.237      $    11.622   $    10.000
                                            ------------       --------------   -------------      -----------   -----------
   Net Investment Income/Loss                     (0.047)              (0.036)         (0.008)          (0.007)        0.019
   Net Realized and Unrealized Gain/Loss          (0.651)               2.676           3.784            3.541         1.603
                                            ------------       --------------   -------------      -----------   -----------
Total from Investment Operations                  (0.698)               2.640           3.776            3.534         1.622
                                            ------------       --------------   -------------      -----------   -----------

Less:
   Distributions from and in Excess of Net
      Investment Income                              ---                0.028           0.142            0.019           ---
   Distributions from Net Realized Gain              ---                1.698           1.740            0.900           ---
                                            ------------       --------------   -------------      -----------   -----------
Total Distributions                                  ---                1.726           1.882            0.919           ---
                                            ------------       --------------   -------------      -----------   -----------
Net Asset Value, End of the Period          $     16.347       $       17.045   $      16.131      $    14.237   $    11.622
                                            ============       ==============   =============      ===========   ===========

Total Return * (a)                            (4.11)% **            18.52% **           29.08%           32.29%    16.10% **

Net Assets at End of the Period
   (In thousands)                           $      135.8       $        141.6   $       119.5      $      98.2   $      75.5

Ratio of Expenses to Average Net Assets* (b)        1.40%                1.37%           1.51%            1.59%         1.37%

Ratio of Net Investment Income/Loss to
   Average Net Assets*                             (0.55%)              (0.58%)         (0.21%)          (0.05%)        0.33%

Portfolio Turnover                                64% **               74% **             150%             100%       48% **

*Ifcertain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (b)         9.39%                8.89%            8.41%          17.82%        18.46%

Ratio of Net Investment Income/Loss to
   Average Net Assets                              (8.55%)              (8.09%)         (7.11%)         (16.28%)      (16.76%)

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .15% for the six months ended September 30, 1999, .12% for the nine months ended March 31, 1999 and .26%, .34% and .13% for the years ended June 30, 1998, 1997 and 1996, respectively.




                                               See Notes to Financial Statements

                                   VAN KAMPEN
                          GREAT AMERICAN COMPANIES FUND
                          Notes to Financial Statements
                         September 30, 1999 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Great American Companies Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital by investing principally in common stocks and other equity securities. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange are valued based on the mean of the bid and asked prices or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.


C. INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Interest and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.


D. ORGANIZATIONAL COSTS - The Fund has reimbursed Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs were originally scheduled to be amortized on a straight-line basis over the 60 month period ending December 27, 2000. Pursuant to AICPA Statement of Position 98-5, any unamortized organizational costs were expensed on April 1, 1999, the first business day of the 2000 fiscal year.


E. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
      The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At March 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $34,593 which will expire on March 31, 2007. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.
      At September 30, 1999, for federal income tax purposes the cost of long-term investments is $1,685,627, the aggregate gross unrealized appreciation is $433,287 and the aggregate gross unrealized depreciation is $69,794, resulting in net unrealized appreciation on long-term investments of $363,493.


F. DISTRIBUTION OF INCOME AND GAINS - The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purpose may include short-term capital gains which are included in ordinary income for tax purposes.


G. EXPENSE REDUCTIONS - During the six months ended
September 30, 1999, the Fund's custody fee was reduced by $1,685 as a result of credits earned on overnight cash balances.

                                   VAN KAMPEN
                          GREAT AMERICAN COMPANIES FUND
                    Notes to Financial Statements (Continued)
                         September 30, 1999 (Unaudited)



2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                        % Per Annum
------------------------------------------------------
First $500 million                          .70 of 1%
Next $500 million                           .65 of 1%
Over $1 billion                             .60 of 1%

      For the six months ended September 30, 1999, the Adviser voluntarily capped the expenses of the Fund at 1.25% of average net assets, prior to any credits earned on overnight cash balances. As such, the Adviser waived $7,697 of its investment advisory fees and assumed $80,274 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

      For the six months ended September 30, 1999, the Fund recognized expenses of approximately $100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund of which a trustee of the Fund is an affiliated person. All of this cost has been assumed by Van Kampen.

      For the six months ended September 30, 1999, the Fund incurred expenses of approximately $25,800 representing Van Kampen's cost of providing accounting and legal services to the Fund. All of this cost has been assumed by Van Kampen.

      Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 1999, the Fund recognized expenses of approximately $7,500. All of this cost has been assumed by Van Kampen. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

      Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

      At September 30, 1999, Van Kampen owned all shares of Classes A, B and C, respectively.

3.  CAPITAL TRANSACTIONS

      At September 30, 1999, capital aggregated $1,410,601, $89,976 and $89,976 for Classes A, B and C, respectively. For the six months ended September 30, 1999, there were no capital transactions.

      At March 31, 1999, capital aggregated $1,410,601, $89,976 and $89,976 for
Classes A, B and C, respectively. For the nine months ended March 31, 1999, transactions were as follows:

                                         Shares         Value
-----------------------------------  ------------ ----------------
Dividend Reinvestment:
     Class A                              12,238         $174,145
     Class B                                 898           12,781
     Class C                                 898           12,781
                                     ============ ================
Total Dividend Reinvestment               14,034         $199,707
                                     ============ ================

      At June 30, 1998, capital aggregated $1,236,456, $77,195 and $77,195 for
Classes A, B and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                         Shares          Value
-----------------------------------  ------------ ----------------
Dividend Reinvestment:
     Class A                              12,359         $166,593
     Class B                                 907           12,226
     Class C                                 907           12,226
                                     ============ ================
Total Dividend Reinvestment               14,173         $191,045
                                     ============ ================

Cost of Shares Repurchased:
     Class C                               (398)         $(5,023)
                                     ============ ================

      Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                   Contingent Deferred
                                      Sales Charge
                                      ------------
                                  Class B       Class C
Year of Redemption                 Shares       Shares
------------------------------- ------------- ------------
First                              5.00%         1.00%
Second                             4.00%         None
Third                              3.00%         None
Fourth                             2.50%         None
Fifth                              1.50%         None
Sixth and Thereafter                None         None


4.  INVESTMENT TRANSACTIONS
For the six months ended September 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,361,511 and $1,370,920, respectively.

                                   VAN KAMPEN
                          GREAT AMERICAN COMPANIES FUND
                    Notes to Financial Statements (Continued)
                         September 30, 1999 (Unaudited)



5.  DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

      The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets.
No fees related to the Plans have been accrued by the Fund as the Fund is currently owned solely by affiliated persons.

                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

BOARD OF TRUSTEES                          INVESTMENT ADVISER
J. MILES BRANAGAN                          VAN KAMPEN
JERRY D. CHOATE                            INVESTMENT ADVISORY CORP.
RICHARD M. DEMARTINI*                      1 Parkview Plaza
LINDA HUTTON HEAGY                         P.O. Box 5555
R. CRAIG KENNEDY                           Oakbrook Terrace, Illinois 60181-5555
JACK E. NELSON
DON G. POWELL*                             DISTRIBUTOR
PHILLIP B. ROONEY
FERNANDO SISTO                             VAN KAMPEN FUNDS INC.
WAYNE W. WHALEN* - CHAIRMAN                1 PARKVIEW PLAZA
SUZANNE H. WOOSLEY, PH.D.                  P.O. Box 5555
PAUL G. YOVOVICH                           Oakbrook Terrace, Illinois 60181-5555

OFFICERS                                   SHAREHOLDER SERVICING AGENT

RICHARD F. POWERS, III*                    VAN KAMPEN INVESTOR SERVICES INC.
    President                              P.O. Box 218256
                                           Kansas City, Missouri 64121-8256
DENNIS J. MCDONNELL*
    Executive Vice President and           CUSTODIAN
    Chief Investment Officer
                                           STATE STREET BANK AND TRUST COMPANY
A. THOMAS SMITH III*                       225 FRANKLIN STREET
    Vice President and Secretary           P.O. Box 1713
                                           Boston, Massachusetts 02105
JOHN L. SULLIVAN*
    Vice President, Treasurer and          LEGAL COUNSEL
    Chief Financial Officer
                                           SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                                             (ILLINOIS)
CURTIS W. MORELL*                          333 West Wacker Drive
    Vice President and Chief               Chicago, Illinois 60606
    Accounting Officer

TANYA M. LODEN*                            INDEPENDENT ACCOUNTANTS
    Controller
                                           KPMG LLP
STEPHEN L. BOYD*                           303 East Wacker Drive
PETER W. HEGEL*                            Chicago, Illinois 60601
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
     Vice Presidents





* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All Rights Reserved.
SM denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                               TABLE OF CONTENTS


Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 20


NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

October 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail purchasing activity, pushing the personal savings rate down to a record low as spending rates outpaced income growth. Although we experienced a slowdown during the second quarter of 1999, economic growth accelerated toward the end of the reporting period. The growth rate of the nation's gross domestic product (GDP) dipped to 1.6 percent for the second quarter of 1999, but climbed back up to 4.8 percent in the third quarter.

EMPLOYMENT SITUATION

    The strong job market helped to support the health of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains, but they ultimately pushed the cost of labor higher, as evidenced by the sharp jump in the Employment Cost Index in the second quarter of 1999.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index (CPI) report. The Federal Reserve remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed two of its interest rate cuts from the fall of 1998, raising rates in June and August 1999 to keep the economy from overheating.

                          INTEREST RATES AND INFLATION
                 September 30, 1997, through September 30, 1999
                                    [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 1997                                                                   5.5000                             2.2000
                                                                           6.2500                             2.2000
                                                                           5.7500                             2.1000
Dec 1997                                                                   5.6875                             1.8000
                                                                           6.5000                             1.7000
                                                                           5.5625                             1.6000
Mar 1998                                                                   5.6250                             1.4000
                                                                           6.1250                             1.4000
                                                                           5.6250                             1.4000
Jun 1998                                                                   5.6875                             1.7000
                                                                           6.0000                             1.7000
                                                                           5.5625                             1.7000
Sep 1998                                                                   5.9375                             1.6000
                                                                           5.7500                             1.5000
                                                                           5.2500                             1.5000
Dec 1998                                                                   4.8750                             1.5000
                                                                           4.0000                             1.6000
                                                                           4.8125                             1.7000
Mar 1999                                                                   4.8750                             1.6000
                                                                           5.1250                             1.7000
                                                                           4.9375                             2.3000
Jun 1999                                                                   4.5000                             2.1000
                                                                           4.0000                             2.0000
                                                                           4.7500                             2.1000
Sep 1999                                                                   5.4375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1999

                             VAN KAMPEN GROWTH FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
Six-month total return based on NAV(1)...    5.32%      4.94%       4.81%
Six-month total return(2)................   (0.73%)    (0.02%)      3.85%
One-year total return(2).................   31.50%     33.53%      37.36%
Life-of-Fund average annual total
return(2)................................   29.16%     30.16%      30.43%
Commencement Date........................  12/27/95   12/27/95   12/27/95

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Since the Fund's inception, certain fees were waived and expenses were reimbursed by the Fund's adviser which had a material effect on the Fund's total return. Had these fees not been waived and expenses reimbursed, the Fund's total return would have been lower.

One factor impacting the Fund's total return for the life of the Fund was the Fund's investments in initial public offerings (IPOs) in 1996. These investments had a greater effect on fund performance in 1996 than similar investments made in subsequent years, in part because of the smaller size of the Fund in 1996. There is no assurance that the Fund's future investments in IPOs will have the same impact on performance as they did in 1996.

The Fund's investments in less seasoned companies, special situations involving new management, special projects and techniques, unusual developments, mergers, or liquidations involve greater risks than more conservative investments. Securities of foreign issuers may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                          PORTFOLIO MANAGEMENT REVIEW
                              VAN KAMPEN GROWTH FUND

We recently spoke with the representatives of the advisor of the Van Kampen Growth Fund about the key events and economic forces that shaped the markets during the past six months. The managers include Jeff D. New, senior portfolio manager, who has managed the Fund since December 1995 and worked in the investment industry since 1987. He is joined by Michael Davis and Mary Jayne Maly, portfolio managers, and Stephen L. Boyd, chief investment officer for equity investments. The following discussion reflects their views on the Fund's performance during the six months ended September 30, 1999.

   Q COULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE REPORTING PERIOD?

   A As has been its trademark recently, the stock market was volatile during the past two quarters. Early in the reporting period, the Dow Jones Industrial Average continued its upward trend, passing the 11,000 milestone in early May. Soon after, the market reversed course, as investors anticipated an increase in interest rates. This placed downward pressure on the market in general and growth stocks in particular. To attempt to moderate economic growth, the Fed did increase rates twice during the reporting period. Following the first increase, the stock market rose slightly because the rate hike was widely expected. The market response to the second rate hike was less favorable. The Dow reached a record high the following day but went on to lose nearly 9 percent by the end of the reporting period.
    During the last six months, technology stocks--especially in the semiconductor industry--continued to be among the market's strongest performers. Companies in the financial services and retail industries fared less well, as these businesses are especially sensitive to rising interest rates and expectations of a weakening economy.

   Q IN LIGHT OF THIS ENVIRONMENT, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND,
     AND HOW DID THIS STRATEGY AFFECT THE FUND'S PERFORMANCE?

   A As we have stressed in prior reports, our investment discipline leads us to purchase stocks that meet our criteria of positive future fundamentals and attractive current prices. By our definition, a company with positive future fundamentals possesses at least one of the following traits: consistent earnings growth; accelerating earnings growth; better-than-expected fundamentals; or an underlying change in a company, industry, or regulatory environment. We evaluate stocks from the "bottom up"--in other words, on a company by company basis.
    In response to the excellent fundamentals of many technology companies, we increased the Fund's weighting in this area. This increase, in conjunction with our overall stock-selection methods, helped the Fund's return. At the same time, the Fund was generally hurt by its exposure to companies in the financial services and retail industries. In response to market conditions, we scaled back the Fund's holdings in these areas.

   Q WHAT WERE SOME OF THE STOCKS OR SECTORS THAT MOST HELPED THE FUND'S RETURN DURING THE REPORTING PERIOD?

   A We were invested heavily in technology companies, which helped the Fund's performance. For example, Lexmark International Group, a manufacturer of computer laser printers, was a very successful investment for the Fund, as was TranSwitch, which makes semiconductors that improve the speed at which data can be transmitted over computer networks. Electronics retailer Tandy, another investment that boosted our return, benefited from increased demand for personal computers and cellular phone services. And Polycom, which specializes in products that enhance business telephone conferencing, also performed very well during the reporting period.

    Outside of technology, we found success investing in several media companies that have benefited from the increase in the country's Spanish-speaking population. These businesses--namely, television network company Univision and radio broadcast company Hispanic Broadcasting--contributed favorably to the Fund's results. The Fund also benefited from its investments in biotechnology firms such as Biogen and Amgen. Biogen had a particularly favorable impact--the company's stock performed well because of the success of its popular multiple sclerosis drug, Avonex.

    Please keep in mind that not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. This report identifies the Fund's investments on September 30, 1999. These holdings are subject to change. For additional Fund portfolio highlights, please refer to page 8.

   Q  WHICH STOCKS OR SECTORS HURT THE FUND?

   A As we mentioned earlier, the financial and retail sectors were disappointments. Firstar, a very high-quality bank that operates in the midwestern United States, was one financial stock that hurt the Fund's overall return. The stock performed poorly not just because of interest-rate fears, but also because of investor skepticism about Firstar's ability to integrate recent acquisitions.

    TJX and Lowe's were two weak retail performers that, earlier in the reporting period, were fairly sizeable holdings of the Fund. We continue to own a modest position in TJX--which operates the well-known TJ Maxx and Marshalls brands--because we continue to believe that fundamentals are strong for this company. Home-products company Lowe's, however, is no longer in the Fund's portfolio.

    Due to its outstanding performance in late 1998 and early 1999, Internet service provider America Online had grown to occupy a substantial part of the portfolio. However, during the last six months, the stock declined by approximately 25 percent. This decline could be attributed to two primary factors--subscriber growth, though still strong, appeared to be moderating; and investors were concerned about the company's ability to respond to competition from new "free" Internet service providers. In response to these fundamental developments, we sold most of the Fund's position in AOL during the period.

    In the area of health care services, the Fund's return was hurt by the purchase of HealthSouth, a stock the Fund has owned before. We bought this stock for the Fund's portfolio because we believed it was attractively valued and because we believed that the company's plans to split its business into two parts would be rewarded by the market. However, the company subsequently reported disappointing earnings and decided to postpone the planned split. These conditions drove HealthSouth's stock price significantly downward. In response to these conditions, we sold our entire position in the company.

   Q  HOW DID THE FUND PERFORM OVERALL?

   A As a result of our stock-selection strategy and, to a lesser extent, the recent outperformance of technology companies, the Fund had a six-month total return of 5.32 percent(1) (Class A shares at net asset value) as of
September 30, 1999. By comparison, the Standard & Poor's 500 Index had a return of 0.37 percent, while the Lipper Growth Fund Index, which more closely resembles the Fund, had a return of 0.97 percent. The S&P 500 Index is a broad-based index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the 30 largest growth funds. These indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments represented by these indices. It is impossible to invest directly in an index.

    Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future performance.

   Q  GOING FORWARD, HOW DO YOU EXPECT TO MANAGE THE FUND?

   A Regardless of market conditions, we maintain a consistent management strategy: to continue to focus on growth companies with strong fundamentals. The market remains volatile, but we are confident in our approach to stock selection and believe that it will continue to lead us to attractive investment opportunities.


JEFF D. NEW                            MICHAEL DAVIS
Jeff D. New Senior Portfolio           Michael Davis Portfolio Manager
Manager


MARY JAYNE MALY                        STEPHEN L. BOYD
Mary Jayne Maly Portfolio              Stephen L. Boyd Chief Investment
Manager                                Officer Equity Investments

                               GLOSSARY OF TERMS

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

EARNINGS ESTIMATES: A forecast for a company's net income during a given period.
    Earnings estimates can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                              PORTFOLIO HIGHLIGHTS

                             VAN KAMPEN GROWTH FUND
 TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 1999*

TRANSWITCH designs digital and mixed-signal
semiconductors..............................................  3.2%
UNIVISION is a leading Spanish-language television network
in the United States........................................  2.5%
BIOGEN researches, develops, and markets biopharmaceuticals
to treat a variety of ailments..............................  2.4%
ELECTRONICS FOR IMAGING makes products that link computer
networks to color copiers and desktop laser printers........  2.0%
JDS UNIPHASE develops a range of products used by systems
manufacturers to develop optical networks for the
telecommunications and cable television industries..........  2.0%
CORNING is a global, technology-based corporation which
operates in three broadly based business segments:
telecommunications, advanced materials, and information
display.....................................................  2.0%
BAKER HUGHES provides products and services for the global
petroleum market............................................  1.8%
ALTERA is a leading maker of high-density logic devices,
standard integrated circuits that customers can program.....  1.7%
POLYCOM makes long-distance video-, audio-, and
data-conferencing products..................................  1.7%
WATERS CORPORATION makes high-performance
liquid-chromatography instruments that researchers,
scientists, and engineers use to separate and identify
chemicals and materials.....................................  1.6%

 TOP FIVE PORTFOLIO SECTORS*(1)

                                  [BAR GRAPH]

                                             SEPTEMBER 30, 1999           MARCH 31, 1999
                                             ------------------           --------------
Technology                                         42.10                      34.30
Consumer Distribution                              16.10                      29.00
Health Care                                        11.90                      12.90
Consumer Services                                  10.00                       6.10
Utilities                                           5.70                       4.83

* As a percentage of long-term investments

(1) These sector categories represent broad groupings of related industries

                            PORTFOLIO OF INVESTMENTS

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Description                                              Shares     Market Value
--------------------------------------------------------------------------------
COMMON STOCKS  96.9%
CONSUMER DISTRIBUTION  15.6%
Ames Department Stores, Inc. (a).....................     40,000    $  1,275,000
AnnTaylor Stores Corp. (a)...........................     25,000       1,021,875
Best Buy Co., Inc. (a)...............................     16,000         993,000
Chico's Fas, Inc. (a)................................     53,000       1,444,250
Circuit City Stores, Inc.............................     32,000       1,350,000
Cost Plus, Inc. (a)..................................     30,000       1,455,000
Family Dollar Stores, Inc............................     56,000       1,183,000
Intimate Brands, Inc.................................     23,100         899,456
Lexmark International Group, Inc., Class A (a).......     20,400       1,642,200
Pacific Sunwear of California, Inc. (a)..............     49,500       1,387,547
Polycom, Inc. (a)....................................     45,000       2,144,531
Sunglass Hut International, Inc......................     80,000         845,000
Tandy Corp...........................................     27,000       1,395,562
TJX Cos., Inc........................................     41,000       1,150,563
Tommy Hilfiger Corp. (a).............................     46,900       1,321,994
Too, Inc. (a)........................................     76,000       1,363,250
                                                                    ------------
                                                                      20,872,228
                                                                    ------------
CONSUMER DURABLES  0.6%
Harley Davidson, Inc.................................     15,000         750,938
                                                                    ------------
CONSUMER NON-DURABLES  4.5%
Adolph Coors Co......................................     27,000       1,461,375
Jones Apparel Group, Inc. (a)........................     30,000         862,500
Pepsi Bottling Group, Inc............................     42,000         716,625
Quaker Oats Co.......................................     20,000       1,237,500
Viad Corp............................................     60,000       1,770,000
                                                                    ------------
                                                                       6,048,000
                                                                    ------------
CONSUMER SERVICES  9.7%
Acme Communications, Inc.............................      1,000          31,000
Brinker International, Inc. (a)......................     49,000       1,329,125
Digital Insight Corp.................................      1,000          15,000
Hispanic Broadcasting Corp. (a)......................     20,000       1,522,500
Internet Capital Group, Inc. (a).....................      6,800         597,550
Park Place Entertainment Corp. (a)...................    113,000       1,412,500

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Description                                              Shares     Market Value
--------------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)
Radio One, Inc. (a)..................................     19,400    $    805,100
TiVo, Inc. (a).......................................      7,300         218,544
Univision Communications, Inc., Class A (a)..........     40,000       3,255,000
Valassis Communications, Inc. (a)....................     39,000       1,713,562
Young & Rubicam, Inc. (a)............................     47,000       2,068,000
                                                                    ------------
                                                                      12,967,881
                                                                    ------------
ENERGY  2.2%
Apache Corp..........................................     15,000         647,813
Baker Hughes, Inc....................................     79,000       2,291,000
                                                                    ------------
                                                                       2,938,813
                                                                    ------------
FINANCE  3.2%
AFLAC, Inc...........................................     28,000       1,172,500
Firstar Corp.........................................     54,000       1,383,750
Providian Financial Corp.............................      7,000         554,312
Zions Bancorp. ......................................     21,000       1,157,625
                                                                    ------------
                                                                       4,268,187
                                                                    ------------
HEALTHCARE  11.5%
Allergan, Inc........................................      9,800       1,078,000
Alpharma, Inc., Class A..............................     35,000       1,235,937
Amgen, Inc. (a)......................................     16,000       1,304,000
Andrx Corp. (a)......................................      8,000         468,250
Biogen, Inc. (a).....................................     40,000       3,152,500
Guidant Corp.........................................     17,000         911,625
King Pharmaceuticals, Inc. (a).......................     37,000       1,295,000
Lincare Holdings, Inc. (a)...........................     74,000       1,972,562
Medimmune, Inc. (a)..................................      8,000         797,250
PE Corp.--PE Biosystems Group........................      9,000         650,250
Schering-Plough Corp.................................     18,000         785,250
United HealthCare Corp...............................     11,000         535,563
VISX, Inc. (a).......................................      5,000         395,469
Wellpoint Health Networks, Inc., Class A (a).........     14,000         798,000
                                                                    ------------
                                                                      15,379,656
                                                                    ------------

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Description                                              Shares     Market Value
--------------------------------------------------------------------------------
PRODUCER MANUFACTURING  2.0%
Corning, Inc.........................................     37,000    $  2,536,812
Creo Products, Inc...................................      6,600         162,113
                                                                    ------------
                                                                       2,698,925
                                                                    ------------
RAW MATERIALS/PROCESSING INDUSTRIES  1.2%
Pall Corp............................................     67,000       1,553,563
                                                                    ------------
TECHNOLOGY  40.8%
Adaptec, Inc. (a)....................................     16,000         635,000
Adobe Systems Inc....................................      8,000         908,000
ADTRAN, Inc. (a).....................................     20,000         766,250
Alteon Websystems, Inc. (a)..........................      3,200         300,800
Altera Corp. (a).....................................     50,000       2,168,750
America Online, Inc. (a).............................     10,000       1,040,000
Analog Devices, Inc. (a).............................     29,000       1,486,250
Apple Computer, Inc. (a).............................     16,000       1,013,000
Applied Micro Circuits Corp. (a).....................     20,000       1,140,000
Avt Corp. (a)........................................     30,000         918,750
Bluestone Software, Inc. (a).........................      3,300          76,313
BMC Software, Inc. (a)...............................     21,000       1,502,812
Broadcom Corp., Class A (a)..........................      8,000         872,000
Citrix Systems, Inc. (a).............................     24,000       1,486,500
Comverse Technology, Inc. (a)........................     15,000       1,414,687
Conexant Systems, Inc. (a)...........................     12,000         871,875
Electronic Arts, Inc. (a)............................      9,000         651,375
Electronics for Imaging, Inc. (a)....................     51,000       2,621,719
EMC Corp. (a)........................................     17,000       1,214,437
Exodus Communications, Inc. (a)......................      7,000         504,438
General Instrument Corp. (a).........................     27,000       1,299,375
Jabil Circuit, Inc. (a)..............................      8,000         396,000
JDS Uniphase Corp. (a)...............................     23,000       2,617,687
Juniper Networks, Inc. (a)...........................      3,600         655,425
Kana Communications, Inc. (a)........................      2,100         104,738
KLA--Tencor Corp. (a)................................     11,000         715,000
Linear Technology Corp...............................     16,000         940,500

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Description                                              Shares     Market Value
--------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
LSI Logic Corp. (a)..................................     34,000    $  1,751,000
Microsoft Corp. (a)..................................     12,000       1,086,750
Network Appliance, Inc. (a)..........................     12,000         859,500
NetZero, Inc. (a)....................................      8,100         210,600
Nokia Corp.--ADR (Finland)...........................     16,000       1,437,000
Novell, Inc. (a).....................................     27,000         558,563
PMC Sierra, Inc. (a).................................     12,000       1,110,000
QLogic Corp. (a).....................................     10,000         698,125
Qualcomm, Inc. (a)...................................      3,000         567,563
Rational Software Corp. (a)..........................     35,000       1,024,844
RealNetworks, Inc. (a)...............................      4,000         418,250
Red Hat, Inc. (a)....................................      5,200         499,200
RF Micro Devices, Inc. (a)...........................     18,000         823,500
Sanmina Corp. (a)....................................     16,000       1,238,000
Scientific Atlanta, Inc..............................     20,000         991,250
Siebel Systems, Inc. (a).............................     19,000       1,265,875
Solectron Corp. (a)..................................     19,000       1,364,437
Teradyne, Inc. (a)...................................     26,000         916,500
Unisys Corp. (a).....................................     39,000       1,759,875
VeriSign, Inc. (a)...................................      6,000         639,000
VERITAS Software Corp. (a)...........................     26,000       1,974,375
Vitesse Semiconductor Corp. (a)......................     13,000       1,109,875
Vitria Technology, Inc. (a)..........................      1,300          47,775
Waters Corp. (a).....................................     35,000       2,119,687
Xilinx, Inc. (a).....................................     26,000       1,703,812
                                                                    ------------
                                                                      54,497,037
                                                                    ------------

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Description                                              Shares     Market Value
--------------------------------------------------------------------------------
UTILITIES  5.6%
Calpine Corp. (a)....................................      8,000    $    680,500
Nextel Communications, Inc. (a)......................     28,000       1,898,750
NEXTLINK Communications Inc., Class A (a)............     13,000         673,969
Transwitch Corp. (a).................................     73,000       4,161,000
                                                                    ------------
                                                                       7,414,219
                                                                    ------------
TOTAL LONG-TERM INVESTMENTS  96.9%
  (Cost $96,882,894)............................................     129,389,447
REPURCHASE AGREEMENT  4.8%
  SBC Warburg, Corp. ($6,470,000 par collateralized by U.S.
  Government obligations in a pooled cash account dated
  09/30/99, to be sold on 10/01/99 at $6,470,954) (Cost
  $6,470,000)...................................................       6,470,000
                                                                    ------------
TOTAL INVESTMENTS  101.7%
  (Cost $103,352,894)...........................................     135,859,447
LIABILITIES IN EXCESS OF OTHER ASSETS  -1.7%....................      (2,335,288)
                                                                    ------------
NET ASSETS  100.0%..............................................    $133,524,159
                                                                    ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $103,352,894).......................  $135,859,447
Cash........................................................         1,691
Receivables:
  Investments Sold..........................................     2,968,141
  Dividends.................................................        31,855
  Fund Shares Sold..........................................        23,866
Unamortized Organizational Costs............................        10,093
Other.......................................................         6,456
                                                              ------------
      Total Assets..........................................   138,901,549
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     4,471,304
  Fund Shares Repurchased...................................       488,891
  Distributor and Affiliates................................       186,389
  Investment Advisory Fee...................................        83,937
Accrued Expenses............................................        81,448
Trustees' Deferred Compensation and Retirement Plans........        65,421
                                                              ------------
      Total Liabilities.....................................     5,377,390
                                                              ------------
NET ASSETS..................................................  $133,524,159
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 85,601,800
Net Unrealized Appreciation.................................    32,506,553
Accumulated Net Realized Gain...............................    16,538,141
Accumulated Net Investment Loss.............................    (1,122,335)
                                                              ------------
NET ASSETS..................................................  $133,524,159
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
  Net asset value and redemption price per share (Based on
    net assets of $58,353,104 and 2,378,121 shares of
    beneficial interest issued and outstanding).............  $      24.54
  Maximum sales charge (5.75%* of offering price)...........          1.50
                                                              ------------
  Maximum offering price to public..........................  $      26.04
                                                              ============
  Class B Shares:
  Net asset value and offering price per share (Based on net assets of $68,021,391 and 2,834,075 shares of beneficial
    interest issued and outstanding)........................  $      24.00
                                                              ============
  Class C Shares:
  Net asset value and offering price per share (Based on net assets of $7,149,664 and 298,286 shares of beneficial
    interest issued and outstanding)........................  $      23.97
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

            For the Six Months Ended September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends..................................................      $    160,442
Interest...................................................           109,137
                                                                 ------------
    Total Income...........................................           269,579
                                                                 ------------
EXPENSES:
Investment Advisory Fee....................................           516,946
Distribution (12b-1) and Service Fees (Attributed to Class
  A, B, and C of $74,265, $355,293 and $36,373,
  respectively)............................................           465,931
Shareholder Services.......................................           216,014
Custody....................................................            17,562
Trustees' Fees and Related Expenses........................            13,084
Amortization of Organizational Costs.......................             4,010
Legal......................................................             3,660
Other......................................................           100,748
                                                                 ------------
    Total Expenses.........................................         1,337,955
    Less Credits Earned on Overnight Cash Balances.........               657
                                                                 ------------
    Net Expenses...........................................         1,337,298
                                                                 ------------
NET INVESTMENT LOSS........................................      $ (1,067,719)
                                                                 ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain..........................................      $ 20,783,298
                                                                 ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period..................................        45,329,746
  End of the Period........................................        32,506,553
                                                                 ------------
Net Unrealized Depreciation During the Period..............       (12,823,193)
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN...........................      $  7,960,105
                                                                 ============
NET INCREASE IN NET ASSETS FROM OPERATIONS.................      $  6,892,386
                                                                 ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

       For the Six Months Ended September 30, 1999, the Nine Months Ended
          March 31, 1999 and the Year Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                          Six Months Ended    Nine Months Ended    Year Ended
                                         September 30, 1999    March 31, 1999     June 30, 1998
-----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.....................     $(1,067,719)       $ (1,603,898)     $ (1,438,667)
Net Realized Gain/Loss..................      20,783,298          (3,953,208)       12,903,865
Net Unrealized Appreciation/Depreciation
  During the Period.....................     (12,823,193)          6,336,602        31,450,153
                                             -----------        ------------      ------------
Change in Net Assets from Operations....       6,892,386             779,496        42,915,351
                                             -----------        ------------      ------------
Distributions from Net Realized
  Gain/Loss.............................             -0-          (3,378,184)       (6,327,980)
Distributions in Excess of Net Realized
  Gain/Loss.............................             -0-            (291,949)              -0-
                                             -----------        ------------      ------------
  Distributions from and in Excess of
    Net Realized Gain*..................             -0-          (3,670,133)       (6,327,980)
                                             -----------        ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES............................       6,892,386          (2,890,637)       36,587,371
                                             -----------        ------------      ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...............       4,646,567          12,933,199        28,476,433
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.................             -0-           3,395,527         5,825,754
Cost of Shares Repurchased..............     (18,352,716)        (26,950,184)      (33,462,669)
                                             -----------        ------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..........................     (13,706,149)        (10,621,458)          839,518
                                             -----------        ------------      ------------
TOTAL INCREASE/DECREASE IN NET ASSETS...      (6,813,763)        (13,512,095)       37,426,889
NET ASSETS:
Beginning of the Period.................     140,337,922         153,850,017       116,423,128
                                             -----------        ------------      ------------
End of the Period (Including accumulated
  net investment loss of $1,122,335,
  $54,616 and $47,131 respectively).....     $133,524,159       $140,337,922      $153,850,017
                                             ===========        ============      ============
*Distributions by Class
Distributions from and in Excess of Net
  Realized Gain:
  Class A Shares........................     $       -0-        $ (1,555,668)     $ (2,743,327)
  Class B Shares........................             -0-          (1,907,640)       (3,159,670)
  Class C Shares........................             -0-            (206,825)         (424,983)
                                             -----------        ------------      ------------
                                             $       -0-        $ (3,670,133)     $ (6,327,980)
                                             ===========        ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                            December 27,
                                                                                                    1995
                                                              Nine                         (Commencement
                                          Six Months        Months        Year      Year   of Investment
                                               Ended         Ended       Ended     Ended      Operations)
                                        eptember 30,     March 31,    June 30,  June 30,     to June 30,
Class A Shares                                1999(a)       1999(a)       1998    1997(a)           1996
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period................................  $    23.298    $    23.463   $ 17.878   $ 13.696    $    10.000
                                         -----------    -----------   --------   --------    -----------
 Net Investment Income/Loss............        (.134)         (.185)     (.136)      .031          (.044)
 Net Realized and Unrealized Gain......        1.373           .604      6.711      4.810          3.740
                                         -----------    -----------   --------   --------    -----------
Total from Investment Operations.......        1.239           .419      6.575      4.841          3.696
                                         -----------    -----------   --------   --------    -----------
Less:
 Distributions from and in Excess of
   Net Realized Gain...................          -0-           .584       .990       .353            -0-
 Return of Capital Distribution........          -0-            -0-        -0-       .306            -0-
                                         -----------    -----------   --------   --------    -----------
Total Distributions....................          -0-           .584       .990       .659            -0-
                                         -----------    -----------   --------   --------    -----------
Net Asset Value, End of the Period.....  $    24.537    $    23.298   $ 23.463   $ 17.878    $    13.696
                                         ===========    ===========   ========   ========    ===========
Total Return* (b)......................        5.32%**        2.18%**   38.52%     36.00%         37.00%**
Net Assets at End of the Period (In
 millions).............................        $58.4          $60.1      $64.9      $53.1            $.1
Ratio of Expenses to Average Net
 Assets*...............................        1.51%          1.64%      1.30%      1.32%          1.46%
Ratio of Net Investment Income/Loss to
 Average Net Assets*...................       (1.11%)        (1.19%)     (.64%)      .19%          (.79%)
Portfolio Turnover.....................          79%**          82%**     125%       139%            94%**

* If certain fees had not been assumed
  by Van Kampen, Total Return would
  have been lower and the ratios would
  have been as follows:

Ratio of Expenses to Average
 Net Assets............................          N/A          1.68%      1.58%      2.31%         15.69%
Ratio of Net Investment Loss to Average
 Net Assets............................          N/A         (1.23%)     (.92%)     (.80%)       (15.02%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                              December 27,
                                                                                                  1995
                                                           Nine                              (Commencement
                                       Six Months        Months           Year         Year  of Investment
                                            Ended         Ended          Ended        Ended     Operations)
                                    September 30,     March 31,       June 30,     June 30,    to June 30,
Class B Shares                             1999(a)       1999(a)          1998       1997(a)      1996
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period.............................  $    22.869    $    23.173   $    17.796   $    13.695    $    10.000
                                      -----------    -----------   -----------   -----------    -----------
 Net Investment Loss................       (0.221)         (.299)        (.270)        (.093)         (.045)
 Net Realized and Unrealized Gain...        1.353           .579         6.637         4.853          3.740
                                      -----------    -----------   -----------   -----------    -----------
Total from Investment Operations....        1.132           .280         6.367         4.760          3.695
                                      -----------    -----------   -----------   -----------    -----------
Less:
 Distributions from and in Excess of
   Net Realized Gain................          -0-           .584          .990          .353            -0-
 Return of Capital Distribution.....          -0-            -0-           -0-          .306            -0-
                                      -----------    -----------   -----------   -----------    -----------
Total Distributions.................          -0-           .584          .990          .659            -0-
                                      -----------    -----------   -----------   -----------    -----------
Net Asset Value, End of the
 Period.............................  $    24.001    $    22.869   $    23.173   $    17.796    $    13.695
                                      ===========    ===========   ===========   ===========    ===========
Total Return* (b)...................        4.94%**        1.60%**      37.56%        35.32%         37.00%**
Net Assets at End of the Period (In
 millions)..........................        $68.0          $72.8         $79.7         $55.0            $.1
Ratio of Expenses to Average Net
 Assets*............................        2.27%          2.40%         2.05%         2.07%          1.46%
Ratio of Net Investment Loss to
 Average Net Assets*................       (1.88%)        (1.95%)       (1.40%)        (.56%)         (.74%)
Portfolio Turnover..................          79%**          82%**        125%          139%            94%**

* If certain fees had not been
  assumed by Van Kampen, Total
  Return would have been lower and
  the ratios would have been as
  follows:

Ratio of Expenses to Average Net
 Assets.............................          N/A          2.44%         2.34%         3.04%         15.70%
Ratio of Net Investment Loss to
 Average Net Assets.................          N/A         (1.99%)       (1.68%)       (1.53%)       (14.97%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                          December 27,
                                                                                             1995
                                                          Nine                            (Commencement
                                         Six Months      Months       Year       Year     of Investment
                                            Ended         Ended      Ended      Ended      Operations)
                                        September 30,   March 31,   June 30,   June 30,    to June 30,
            Class C Shares                 1999(a)       1999(a)      1998     1997(a)        1996
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...............................    $22.867       $23.173    $17.793    $13.695       $10.000
                                           -------       -------    -------    -------       -------
 Net Investment Loss...................     (0.222)        (.300)     (.311)     (.096)        (.045)
 Net Realized and Unrealized Gain......      1.324          .578      6.681      4.853         3.740
                                           -------       -------    -------    -------       -------
Total from Investment Operations.......      1.102          .278      6.370      4.757         3.695
                                           -------       -------    -------    -------       -------
Less:
 Distributions from and in Excess of
   Net Realized Gain...................        -0-          .584       .990       .353           -0-
 Return of Capital Distribution........        -0-           -0-        -0-       .306           -0-
                                           -------       -------    -------    -------       -------
Total Distributions....................        -0-          .584       .990       .659           -0-
                                           -------       -------    -------    -------       -------
Net Asset Value, End of the Period.....    $23.969       $22.867    $23.173    $17.793       $13.695
                                           =======       =======    =======    =======       =======
Total Return* (b)......................      4.81%**       1.60%**   37.56%     35.32%        37.00%**
Net Assets at End of the Period (In
 millions).............................       $7.1          $7.4       $9.2       $8.3           $.1
Ratio of Expenses to Average Net
 Assets*...............................      2.28%         2.41%      2.05%      2.07%         1.46%
Ratio of Net Investment Loss to Average
 Net Assets*...........................     (1.88%)       (1.96%)    (1.39%)     (.57%)        (.74%)
Portfolio Turnover.....................        79%**         82%**     125%       139%           94%**

* If certain fees had not been assumed
  by Van Kampen, Total Return would
  have been lower and the ratios would
  have been as follows:

Ratio of Expenses to Average Net
 Assets................................        N/A         2.45%      2.34%      3.04%        15.70%
Ratio of Net Investment Loss to Average
 Net Assets............................        N/A        (2.00%)    (1.68%)    (1.55%)      (14.97%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Growth Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities of growth companies. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank.

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discount on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has agreed to reimburse Van Kampen Funds Inc. or its affiliates ("collectively Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of losses relating to wash sale transactions and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At September 30, 1999, for federal income tax purposes the cost of long- and short-term investments is $103,627,099, the aggregate gross unrealized appreciation is $36,233,326 and the aggregate gross unrealized depreciation is $4,000,978, resulting in net unrealized appreciation on long- and short-term investments of $32,232,348.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the nine months ended March 31, 1999 and for the year ended June 30, 1998 have been identified and appropriately reclassified. For the nine months ended March 31, 1999, a permanent difference related to a net operating loss totaling $1,596,413 has been reclassified from accumulated net investment loss to capital. For the year ended June 30, 1998, a permanent difference related to net operating loss which may be used as an offset against short-term gains for tax purposes totaling $1,414,654 has been reclassified from accumulated net investment loss to accumulated net realized gain.

G. EXPENSE REDUCTIONS--During the six months ended September 30, 1999, the Fund's custody fee was reduced by $657 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                       % PER ANNUM
--------------------------------------------------------------------
First $500 million.....................................    .75 of 1%
Next $500 million......................................    .70 of 1%
Over $1 billion........................................    .65 of 1%

    For the six months ended September 30, 1999, the Fund recognized expenses of approximately $1,800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended September 30, 1999, the Fund recognized expenses of approximately $39,100 representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended September 30, 1999, the Fund recognized expenses of approximately $151,000. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
    At September 30, 1999, Van Kampen owned 7,000 shares of Class A and 6,500 shares each of Classes B and C, respectively.

3. CAPITAL TRANSACTIONS
    At September 30, 1999, capital aggregated $36,723,000, $44,680,623, and
$4,198,177 for Classes A, B, and C, respectively. For the six months ended September 30, 1999, transactions were as follows:

                                               SHARES           VALUE
-------------------------------------------------------------------------
Sales:
  Class A...................................   111,971       $  2,673,077
  Class B...................................    78,526          1,843,169
  Class C...................................     6,053            130,321
                                              --------       ------------
Total Sales.................................   196,550       $  4,646,567
                                              ========       ============
Dividend Reinvestment:
  Class A...................................         0       $          0
  Class B...................................         0                  0
  Class C...................................         0                  0
                                              --------       ------------
Total Dividend Reinvestment.................         0       $          0
                                              ========       ============
Repurchases:
  Class A...................................  (314,687)      $ (7,541,217)
  Class B...................................  (428,142)       (10,069,528)
  Class C...................................   (31,399)          (741,971)
                                              --------       ------------
Total Repurchases...........................  (774,228)      $(18,352,716)
                                              ========       ============

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At March 31, 1999, capital aggregated $41,591,140, $52,906,982, and
$4,809,827 for Classes A, B, and C, respectively. For the nine months ended March 31, 1999, transactions were as follows:

                                               SHARES            VALUE
--------------------------------------------------------------------------
Sales:
  Class A..................................     337,597       $  7,019,197
  Class B..................................     269,887          5,504,113
  Class C..................................      19,753            409,889
                                             ----------       ------------
Total Sales................................     627,237       $ 12,933,199
                                             ==========       ============
Dividend Reinvestment:
  Class A..................................      71,540       $  1,449,407
  Class B..................................      89,988          1,793,457
  Class C..................................       7,660            152,663
                                             ----------       ------------
Total Dividend Reinvestment................     169,188       $  3,395,527
                                             ==========       ============
Repurchases:
  Class A..................................    (593,731)      $(12,335,516)
  Class B..................................    (616,839)       (12,488,158)
  Class C..................................    (102,252)        (2,126,510)
                                             ----------       ------------
Total Repurchases..........................  (1,312,822)      $(26,950,184)
                                             ==========       ============

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $46,142,115, $58,925,789, and
$6,457,916 for Classes A, B, and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                               SHARES            VALUE
--------------------------------------------------------------------------
Sales:
  Class A..................................     703,177       $ 14,445,936
  Class B..................................     623,694         12,750,067
  Class C..................................      63,730          1,280,430
                                             ----------       ------------
Total Sales................................   1,390,601       $ 28,476,433
                                             ==========       ============
Dividend Reinvestment:
  Class A..................................     141,978       $  2,548,516
  Class B..................................     166,305          2,960,278
  Class C..................................      17,807            316,960
                                             ----------       ------------
Total Dividend Reinvestment................     326,090       $  5,825,754
                                             ==========       ============
Repurchases:
  Class A..................................  (1,052,014)      $(21,445,447)
  Class B..................................    (440,708)        (9,047,981)
  Class C..................................    (147,921)        (2,969,241)
                                             ----------       ------------
Total Repurchases..........................  (1,640,643)      $(33,462,669)
                                             ==========       ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      5.00%              1.00%
Second.......................................      4.00%               None
Third........................................      3.00%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth and thereafter.........................       None               None

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended September 30, 1999, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $15,000 and CDSC on the redeemed shares of Classes B and C of approximately $240,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the six months ended September 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $189,640,181 and $214,612,625, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

   The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    The Fund did not enter into any futures transactions for the six months ended September 30, 1999.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans").

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

  Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended September 30, 1999, are payments retained by Van Kampen of approximately $321,000.

                             VAN KAMPEN GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

STEPHEN L. BOYD*

PETER W. HEGEL*

MICHAEL H. SANTO*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN
INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C) Van Kampen Funds Inc., 1999  All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                   VAN KAMPEN
                                PROSPECTOR FUND


                               Semiannual Report
                               September 30, 1999





                                Van Kampen Funds



                               TABLE OF CONTENTS

Letter to Shareholders...........................................     1
Portfolio Management Review......................................     2
Portfolio of Investments.........................................     5
Statement of Assets and Liabilities..............................     8
Statement of Operations..........................................     9
Statement of Changes in Net Assets...............................    10
Financial Highlights.............................................    11
Notes to Financial Statements....................................    14



              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

October 20, 1999

         Dear Shareholder, With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

         Although the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.

         If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,


/s/ Richard F. Powers, III                  /s/ Dennis J. McDonnell

Richard F. Powers, III                      Dennis J. McDonnell
Chairman                                    President
Van Kampen Investment Advisory Corp.        Van Kampen Investment Advisory Corp.

                          PORTFOLIO MANAGEMENT REVIEW

                           VAN KAMPEN PROSPECTOR FUND

We recently spoke to representatives of the advisor of the Van Kampen Prospector Fund about the key events and economic forces that shaped the markets during the past six months. The managers include B. Robert Baker Jr., senior portfolio manager, who has managed the Fund since 1995 and worked in the investment industry since 1979. He is joined by Jason Leder and Edie Terreson, portfolio managers, and Stephen L. Boyd, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the six months ended September 30, 1999.

Q COULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE REPORTING PERIOD?

A As has been its trademark recently, the stock market was volatile during the past two quarters. Early in the reporting period, the Dow Jones Industrial Average continued its upward trend, passing the 11,000 milestone in early May. Soon after, the market reversed course, as investors anticipated an increase in interest rates; this placed downward pressure on the market. To attempt to moderate economic growth, the Fed did increase rates twice during the reporting period. Following the first increase, the stock market rose slightly because the rate hike was widely expected. The market response to the second rate increase was less favorable. The Dow reached a record high the following day but went on to lose nearly 9 percent by the end of the reporting period. During the past six months, with the exception of a period in April and May, value stocks continued their underperformance relative to growth stocks.

Q IN LIGHT OF THIS ENVIRONMENT, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND, AND HOW DID IT AFFECT THE FUND'S PERFORMANCE?

A We consistently seek to identify undervalued stocks that we believe have the potential for future price appreciation. To do this, we look for companies whose stock prices are lower than we believe they should be. Generally, these are firms that are out of favor in the marketplace. Then, we apply basic fundamental analysis to determine whether we believe the businesses are sound and have the potential to reach fair value. When we find a company that is undervalued and that we believe is fundamentally solid, we consider adding it to the portfolio. During the reporting period, the Fund's value-oriented strategy led to relatively poor performance compared to the broader market, which, as we mentioned, continued to favor growth investments.

Q WHAT AREAS OF THE MARKET WERE ESPECIALLY ATTRACTIVE TO YOU?

A Electric utilities continued to play a large part in the portfolio. At the start of the reporting period, we held a substantial position in this group, because they represented one of the few undervalued areas of the market. Lately, performance among electric utilities has suffered as investors have largely ignored slower-growth stocks in an environment of rising interest rates. Consequently, our overweight position in electric utilities has hindered the Fund's performance. The fundamentals of this sector remain sound and valuations are attractive, so we have maintained our exposure. In addition to electric utilities, we've also been adding to our holdings in the financial industry--especially the banking sector, which we feel offers a number of attractively priced companies due to recent poor performance.

Q WHAT STOCKS OR SECTORS HAD THE GREATEST POSITIVE EFFECT ON THE FUND'S PERFORMANCE?

A As a group, technology stocks have been the best-performing area of the market; consequently, several of the Fund's technology holdings were the strongest contributors to overall return. Because these technology stocks have performed very well in recent months, they have acquired high price/earnings ratios. Due to their relatively high valuations, we have already cut back on our holdings in this area and will be quick to sell more if these companies' fundamentals change.

         Check Point Software, which makes software that protects corporate computer networks from unauthorized access, had the greatest positive effect on the Fund's performance. Other technology stocks that most benefited the Fund during the reporting period included the following:

o BMC Software, which develops software tools for corporate networked computers;

o Cognex, which makes hardware and software that replaces human vision in manufacturing processes; and

o American Power Conversion, a producer of uninterruptible power supply (UPS) devices, surge protectors, and related items.

         Several stocks in the oil services area--namely Rowan Companies and ENSCO International--also performed very well during the reporting period, enhancing the Fund's return. Companies in this industry, which had been extremely depressed at the end of last year and early this year, have benefited from an increase in oil prices. As with the technology stocks we mentioned earlier, we no longer consider these companies to be inexpensive.

         Of course, not all the stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future.

Q DID ANY AREAS OF THE MARKET HURT THE FUND?

A Waste Management, which provides trash collection and disposal services, was a big disappointment during the reporting period, as the company suffered some widely publicized management problems that caused the stock to plummet. In response to these conditions, we sold our position in the stock, but not in time to escape damage to the Fund's return.

         Several health-care companies were also problematic investments for the Fund. Both HealthSouth and Tenet Healthcare performed poorly, due in part to investor concern that cuts in Medicare reimbursement levels would hurt the earnings of companies in the health-care industry. HealthSouth, like Waste Management, also was hurt by management problems.

         Other companies that detracted from the Fund's return included the following:

o upscale retailer Saks, which announced earnings that were below analysts' expectations;

o Washington Mutual, which, along with many stocks in the financial services industry, suffered in response to concerns of rising interest rates; and

o Pepsi Bottling Company, which, despite its attractive fundamentals, has recently performed very poorly, perhaps because of the similarly poor performance of PepsiCo. We think Pepsi Bottling is attractively priced, however, and we believe that this stock could turn around.

Q HOW DID THE FUND PERFORM?

A The Fund had a six-month total return of 5.76 percent (Class A shares at net asset value) as of September 30, 1999. In addition, the Fund generated total returns of 14.57 percent, 21.28 percent, and 21.79 percent for 12 months, three years, and the life of the Fund respectively (Class A shares at maximum sales charge). Past performance does not guarantee future results.

         By comparison, the Standard & Poor's 500 Index returned 0.37 percent, and the Russell Mid Cap Value Index, which more closely resembles the Fund, returned -0.64 percent for the six-month period. The S&P 500 Index is an unmanaged broad-based index that reflects the general performance of the stock market, and the unmanaged Russell Mid Cap Value Index measures the performance of mid-cap companies with lower price-to-book ratios and lower forecasted growth values. (In past reports, we included references to the Lipper Growth and Income Fund Index as a more narrowly defined index than the S&P 500. We believe that the Russell Mid Cap Value Index provides a more accurate comparison for the Fund.) Keep in mind that these indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent. It is not possible to invest directly in an index.

Q WHAT DO YOU SEE AHEAD FOR THE FUND?

A Value stocks are currently very attractively priced relative to the broader market, which we believe is highly valued. If market sentiment were to shift away from growth investing, value-oriented funds such as the Prospector Fund may outperform as investors begin to seek the market's less expensive stocks.


/s/ B. Robert Baker, Jr.                       /s/ Jason Leder

B. Robert Baker, Jr.                           Jason Leder
Senior Portfolio Manager                       Portfolio Manager



/s/ Edie Terreson                              /s/ Stephen L. Boyd

Edie Terreson                                  Stephen L. Boyd
Portfolio Manager                              Chief Investment Officer
                                               Equity Investments

VAN KAMPEN PROSPECTOR FUND



PORTFOLIO OF INVESTMENTS
September 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
DESCRIPTION                                           SHARES        MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCKS 99.8%
CONSUMER DISTRIBUTION 3.8%
Consolidated Stores Corp. (a)                          1,200             $26,475
Federated Department Stores, Inc. (a)                    400              17,475
Payless ShoeSource, Inc. (a)                             500              25,250
Saks, Inc. (a)                                           830              12,606
                                                                    ------------
                                                                          81,806
                                                                    ------------
CONSUMER NON-DURABLES 8.5%
Dial Corp.                                               660              16,830
Kimberly-Clark Corp.                                     800              42,000
Pepsi Bottling Group, Inc.                             3,400              58,013
Philip Morris Cos., Inc.                               1,890              64,614
                                                                    ------------
                                                                         181,457
                                                                    ------------

CONSUMER SERVICES 1.0%
Gartner Group, Inc., Class A (a)                       1,300              20,719
                                                                    ------------

ENERGY  8.5%
BP Amoco PLC - ADR (United Kingdom)                      185              20,500
Chevron Corp.                                            290              25,738
Conoco, Inc., Class A                                    600              16,650
Diamond Offshore Drilling, Inc.                          900              30,037
ENSCO International, Inc.                                900              16,256
EOG Resources, Inc.                                    1,300              27,625
Ultramar Diamond Shamrock Corp.                          900              22,950
Unocal Corp.                                             600              22,238
                                                                    ------------
                                                                         181,994
                                                                    ------------

FINANCE  17.1%
Aetna, Inc.                                              200               9,850
AMBAC Financial Group, Inc.                            1,030              48,796
Aon Corp.                                                600              17,738
Bank One Corp.                                           600              20,887
BankAmerica Corp.                                        400              22,275

                                               SEE NOTES TO FINANCIAL STATEMENTS

September 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
DESCRIPTION                                           SHARES        MARKET VALUE
--------------------------------------------------------------------------------
FINANCE  (CONTINUED)
Bear Stearns Cos., Inc.                                  430             $16,528
Chubb Corp.                                              400              19,925
LandAmerica Financial Group, Inc.                      1,070              21,132
Providian Financial Corp.                                900              71,269
Torchmark Corp.                                          800              20,700
U.S. Bancorp                                             900              27,169
Washington Mutual, Inc.                                1,720              50,310
Wells Fargo Co.                                          500              19,813
                                                                    ------------
                                                                         366,392
                                                                    ------------

HEALTHCARE  9.5%
American Home Products Corp.                             330              13,695
Columbia / HCA Healthcare Corp.                          800              16,950
Rhone-Poulenc, SA, Class A - ADR (France)(a)           1,240              63,550
Tenet Healthcare Corp. (a)                             4,600              80,787
United HealthCare Corp.                                  600              29,213
                                                                    ------------
                                                                         204,195
                                                                    ------------

Producer Manufacturing  5.3%
American Power Conversion Corp. (a)                    2,100              39,900
Cognex Corp. (a)                                       1,015              30,640
Republic Services, Inc., Class A (a)                   4,000              43,500
                                                                    ------------
                                                                         114,040
                                                                    ------------

RAW MATERIALS/PROCESSING INDUSTRIES  13.4%
Barrick Gold Corp.                                       700              15,225
Bethlehem Steel Corp. (a)                              7,300              53,837
Boise Cascade Corp.                                      655              23,866
Champion International Corp.                             400              20,550
Freeport-McMoRan Copper & Gold, Inc., Class B (a)      1,340              20,854
Homestake Mining Co.                                   1,040               9,555
Imperial Chemical Industries PLC - ADR (United Kingdom)  500              21,594
Louisiana-Pacific Corp.                                1,160              18,125
Newmont Mining Corp.                                   1,000              25,875
Placer Dome, Inc.                                      1,000              14,875
Smurfit-Stone Container Corp. (a)                      1,081              23,377
Temple-Inland, Inc.                                      300              18,150
USX - U.S. Steel, Inc.                                   800              20,600
                                                                    ------------
                                                                         286,483
                                                                    ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

September 30, 1999 (Unaudited)

DESCRIPTION                                           SHARES        MARKET VALUE

Technology  12.2%
BMC Software, Inc. (a)                                   700          $   50,094
Check Point Software Technologies Ltd. (a)             1,500             126,656
ECI Telecommunications Ltd.                              300               7,406
Etec Systems, Inc. (a)                                   800              30,100
SunGard Data Systems, Inc. (a)                         1,830              48,152
                                                                    ------------
                                                                         262,408
                                                                    ------------

UTILITIES  20.5%
Central & South West Corp.                               800              16,900
Constellation Energy Group                               800              22,500
DTE Energy Co.                                         1,000              36,125
FirstEnergy Corp.                                        600              15,300
IDACORP,  Inc.                                           700              21,088
Illinova Corp.                                         1,700              47,706
New Century Energies, Inc.                             1,500              50,156
Northern States Power Co.                                700              15,094
NSTAR                                                  1,107              42,896
OGE Energy Corp.                                       1,400              31,150
Pinnacle West Capital Corp.                              300              10,913
Public Service Co. of New Mexico                       1,030              18,798
Reliant Energy, Inc.                                   1,800              48,712
Texas Utilities Co.                                    1,070              39,924
Unicom Corp.                                             600              22,162
                                                                    ------------
                                                                         439,424
                                                                    ------------

TOTAL INVESTMENTS 99.8%
(Cost $2,014,164)                                                      2,138,918

OTHER ASSETS IN EXCESS OF LIABILITIES 0.2%                                 3,592
                                                                    ------------

NET ASSETS 100.0%                                                     $2,142,510
                                                                    ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR - American Depositary Receipt



                                       7
                                               SEE NOTES TO FINANCIAL STATEMENTS

                           VAN KAMPEN PROSPECTOR FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                         SEPTEMBER 30, 1999 (UNAUDITED)

ASSETS:

         Total Investments (Cost $2,014,164)                       $  2,138,918
         Cash                                                            80,320
         Receivables:
                  Expense Reimbursement from Adviser                     11,492
                  Investments Sold                                        8,653
                  Dividends                                               3,974
         Other                                                            1,166
                                                                   ------------
                           Total Assets                               2,244,523
                                                                   ------------

LIABILITIES:

         Payables:
                  Distributor and Affiliates                             16,793
                  Investments Purchased                                  13,655
                  Reports to Shareholders                                11,336
                  Audit                                                   8,256
         Trustees' Deferred Compensation and Retirement                  44,905
         Accrued Expenses                                                 7,068
                                                                   ------------
                           Total Liabilities                            102,013
                                                                   ------------
NET ASSETS                                                         $  2,142,510
                                                                   ============

NET ASSETS CONSIST OF:
         Capital (Par value $.01 per share with
          an unlimited number of shares authorized)                $  1,774,971
         Accumulated Net Realized Gain                                  264,576
         Net Unrealized Appreciation                                    124,754
         Accumulated Distributions in
           Excess of Net Investment Income                              (21,791)
                                                                   ------------
NET ASSETS                                                         $  2,142,510
                                                                   ============

MAXIMUM OFFERING PRICE PER SHARE:
         Class A Shares:
                  Net asset value and redemption price per share (Based on net assets of $1,874,004 and 127,413 shares of beneficial
                  interest issued and outstanding)                 $      14.71
                  Maximum sales charge (5.75%* of offering price)          0.90
                                                                   ------------
                  Maximum offering price to public                 $      15.61
                                                                   ============

         Class B Shares:
                  Net asset value and offering price per share
                  (Based on net assets of $134,253
                  and 9,128 shares of beneficial interest
                  issued and outstanding)                          $      14.71
                                                                   ============

         Class C Shares:
                  Net asset value and offering price per share
                  (Based on net assets of $134,253
                  and 9,128 shares of beneficial interest
                  issued and outstanding)                          $      14.71
                                                                   ============

* On sales of $50,000 or more, the sales charge will be reduced.


                                               SEE NOTES TO FINANCIAL STATEMENTS

                           VAN KAMPEN PROSPECTOR FUND

                            STATEMENT OF OPERATIONS
            FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)




INVESTMENT INCOME:
         Dividends                                                 $     22,926
                                                                   ------------

EXPENSES:
         Accounting                                                      20,279
         Audit                                                           17,222
         Amortization of Organizational Costs                            14,059
         Custody                                                          9,897
         Trustees' Fees and Related Expenses                              9,804
         Shareholder Reports                                              9,026
         Investment Advisory Fee                                          7,986
         Shareholder Services                                             7,842
         Legal                                                            5,927
         Other                                                            2,281
                                                                   ------------

                  Total Expenses                                        104,323
                  Expense Reduction ($7,986 related to
                  Advisory Fees and $79,992 related to
                  Other Expenses)                                        87,978
                  Less Credits Earned on Cash Balances                    2,062
                                                                   ------------
                  Net Expenses                                           14,283
                                                                   ------------

NET INVESTMENT INCOME                                              $      8,643
                                                                   ============

REALIZED AND UNREALIZED GAIN/LOSS:
         Net Realized Gain                                         $    186,632
                                                                   ------------

         Unrealized Appreciation/Depreciation:
                  Beginning of the Period                               203,278
                  End of the Period                                     124,754
                                                                   ------------
         Net Unrealized Depreciation During the Period                  (78,524)
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN                                   $    108,108
                                                                   ============

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $    116,751
                                                                   ============




                                               SEE NOTES TO FINANCIAL STATEMENTS

                           VAN KAMPEN PROSPECTOR FUND

                       STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999, THE NINE MONTHS ENDED MARCH 31,1999
                  AND THE YEAR ENDED JUNE 30, 1998 (UNAUDITED)

                                                              Six Months Ended          Nine Months Ended                Year Ended
                                                              September 30, 1999          March 31, 1999               June 30, 1998
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                             $        8,643          $        9,969                  $  12,454
Net Realized Gain                                                        186,632                 180,405                    373,394
Net Unrealized Appreciation/Depreciation During the Period               (78,524)                (15,653)                    60,141
                                                                  ---------------         ---------------          ----------------
Change in Net Assets from Operations                                     116,751                 174,721                    445,989
                                                                  ---------------         ---------------          ----------------
Distributions from Net Investment Income                                      -0-                 (9,969)                   (13,056)
Distributions in Excess of Net Investment Income                              -0-                (14,367)                   (16,067)
                                                                  ---------------         ---------------          ----------------
Distributions from and in Excess of Net Investment Income *                   -0-                (24,336)                   (29,123)
Distributions from Net Realized Gain *                                        -0-               (383,744)                  (133,630)
                                                                  ---------------         ---------------          ----------------
Total Distributions                                                           -0-               (408,080)                  (162,753)
                                                                  ---------------         ---------------          ----------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                      116,751                (233,359)                   283,236
                                                                  ---------------         ---------------          ----------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                                     -0-                     -0-                       -0-
Net Asset Value of Shares Issued Through Dividend Reinvestment                -0-                408,080                    162,753
                                                                  ---------------         ---------------          ----------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                                -0-                408,080                    162,753
                                                                  ---------------         ---------------          ----------------

TOTAL INCREASE IN NET ASSETS                                             116,751                 174,721                    445,989

NET ASSETS:
Beginning of the Period                                                2,025,759               1,851,038                  1,405,049
                                                                  ---------------         ---------------          ----------------

End of the Period (Including accumulated distributions in
         excess of income of $21,791, $30,434 and
         $16,067 respectively)                                     $   2,142,510          $    2,025,759           $      1,851,038
                                                                  ===============         ===============          ================

           *Distributions by Class
           =========================================================================================================================
                Distributions from and in excess of Net Investment Income:
                         Class A Shares                            $         -0-          $      (21,286)          $        (25,473)
                         Class B Shares                                      -0-                  (1,525)                    (1,825)
                         Class C Shares                                      -0-                  (1,525)                    (1,825)
                                                                  ---------------         ---------------          ----------------
                                                                   $         -0-          $      (24,336)          $        (29,123)
                                                                  ===============         ===============          ================
                Distributions from Net Realized Gain:
                         Class A Shares                            $         -0-          $     (335,652)          $       (116,882)
                         Class B Shares                                      -0-                 (24,046)                    (8,374)
                         Class C Shares                                      -0-                 (24,046)                    (8,374)
                                                                  ---------------         ---------------          ----------------
                                                                   $         -0-          $     (383,744)          $       (133,630)
                                                                  ===============         ===============          ================





                       SEE NOTES TO FINANCIAL STATEMENTS
                                       10

                           VAN KAMPEN PROSPECTOR FUND

                              FINANCIAL HIGHLIGHTS
       THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)


                                                                                                                   DECEMBER 27, 1995
                                                                                                                     (COMMENCEMENT
                                                                                            YEAR ENDED JUNE 30,      OF INVESTMENT
                                                SIX MONTHS ENDED    NINE MONTHS ENDED    ------------------------    OPERATIONS) TO
CLASS A SHARES                                SEPTEMBER 30, 1999     MARCH 31, 1999      1998           1997 (A)     JUNE 30, 1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period       $         13.907     $         15.974    $    13.473     $  11.285      $   10.000
                                               ----------------     ----------------    -----------     ---------    ---------------

         Net Investment Income                            0.059                0.140          0.131         0.115           0.072
         Net Realized and Unrealized Gain                 0.742                1.315          3.924         2.996           1.239
                                               ----------------     ----------------    -----------     ---------    ---------------
Total from Investment Operations                          0.801                1.455          4.055         3.111           1.311
                                               ----------------     ----------------    -----------     ---------    ---------------
Less:
         Distributions from and in Excess
         of Net Investment Income                             -                0.210          0.275         0.143           0.026
         Distributions from Net Realized Gain                 -                3.312          1.279         0.780           0.000
                                               ----------------     ----------------    -----------     ---------    ---------------
Total Distributions                                       -                    3.522          1.554         0.923           0.026
                                               ----------------     ----------------    -----------     ---------    ---------------
Net Asset Value, End of the Period             $         14.708     $         13.907    $    15.974     $  13.473      $   11.285
                                               ================     ================    ===========     =========    ===============

Total Return * (b)                                         5.76%**              9.49%**       31.65%        29.11%          13.10%**

Net Assets at End of the Period (In thousands)         $1,874.0     $        1,771.9    $   1,619.1     $ 1,229.0      $     78.9

Ratio of Expenses to Average Net Assets* (c)               1.43%                1.41%          1.28%         1.55%           1.33%

Ratio of Net Investment Income to Average Net Assets*      0.76%                0.70%          0.74%         1.19%           1.34%

Portfolio Turnover                                           43%**               103%**         132%          104%             69%**


*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)                9.13%                8.57%          7.40%        18.41%          20.75%

Ratio of Net Investment Income to Average Net Assets      (6.94%)              (6.47%)        (5.38%)      (15.97%)        (18.07%)


** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .18% for the six months ended September 30, 1999, .16% for the nine months ended March 31, 1999 and .03%, .30% and .04% for the years ended June 30, 1998 and 1997, and for the period ending June 30, 1996, respectively.




                                               SEE NOTES TO FINANCIAL STATEMENTS

                           VAN KAMPEN PROSPECTOR FUND

       THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                                                                                                DECEMBER 27, 1995
                                                                                                                   (COMMENCEMENT
                                                                                          YEAR ENDED JUNE 30,      OF INVESTMENT
                                              SIX MONTHS ENDED    NINE MONTHS ENDED    ------------------------   OPERATIONS) TO
CLASS B SHARES                              SEPTEMBER 30, 1999     MARCH 31, 1999      1998           1997 (A)    JUNE 30, 1996
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period     $         13.906      $       15.973        $  13.473   $   11.285    $       10.000
                                             ----------------     ---------------        ---------   ----------     ---------------

         Net Investment Income                          0.059               0.140            0.131        0.113             0.072
         Net Realized and Unrealized Gain               0.743               1.315            3.923        3.020             1.239
                                             ----------------     ---------------        ---------   ----------     ---------------
Total from Investment Operations                        0.802               1.455            4.054        3.133             1.311
                                             ----------------     ---------------        ---------   ----------     ---------------
Less:
         Distributions from and in
         Excess of Net Investment Income                    -               0.210            0.275        0.165             0.026
         Distributions from Net Realized Gain               -               3.312            1.279        0.780             0.000
                                             ----------------     ----------------       ---------   ----------     ---------------
Total Distributions                                         -               3.522            1.554        0.945             0.026
                                             ----------------     ----------------      ----------    ---------     ---------------
Net Asset Value, End of the Period           $         14.708      $       13.906       $   15.973    $  13.473     $      11.285
                                             ================      ==============       ==========    =========     ===============

Total Return * (b)                                       5.77%**             9.49%**         31.65%       29.11%            13.19%**

Net Assets at End of the Period (In thousands)         $134.3      $        126.9       $    116.0    $    88.0     $        73.4

Ratio of Expenses to Average Net Assets* (c)             1.43%               1.41%            1.28%        1.55%             1.33%

Ratio of Net Investment Income to Average Net Assets*    0.76%               0.69%            0.74%        0.86%             1.34%

Portfolio Turnover                                         43%**              103%**           132%         104%               69%**


*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)              9.13%               8.57%            7.40%       18.41%            20.75%

Ratio of Net Investment Income to Average Net Assets    (6.94%)             (6.47%)         (5.38%)      (16.30%)          (18.07%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .18% for the six months ended September 30, 1999, .16% for the nine months ended March 31, 1999 and .03%, .30% and .04% for the years ended June 30, 1998 and 1997, and for the period ending June 30, 1996, respectively.




                                               SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN PROSPECTOR FUND

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)


                                                                                                                   DECEMBER 27, 1995
                                                                                                                     (COMMENCEMENT
                                                                                           YEAR ENDED JUNE 30,       OF INVESTMENT
                                              SIX MONTHS ENDED     NINE MONTHS ENDED    ------------------------     OPERATIONS) TO
CLASS C SHARES                              SEPTEMBER 30, 1999      MARCH 31, 1999      1998           1997 (A)      JUNE 30, 1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period      $         13.906       $       15.973     $    13.473   $   11.285      $    10.000
                                              ----------------       ---------------    -----------   ----------     ---------------
         Net Investment Income                           0.059                0.140           0.131        0.113            0.072
         Net Realized and Unrealized Gain                0.743                1.315           3.923        3.020            1.239
                                              ----------------       ---------------    -----------   ----------     ---------------
Total from Investment Operations                         0.802                1.455           4.054        3.133            1.311
                                              ----------------       ---------------    -----------   ----------     ---------------
Less:
         Distributions from and in Excess
         of Net Investment Income                           -                 0.210           0.275        0.165            0.026
         Distributions from Net Realized Gain               -                 3.312           1.279        0.780            0.000
                                              ----------------       ---------------    -----------   ----------     ---------------
Total Distributions                                         -                 3.522           1.554        0.945            0.026
                                              ----------------       ---------------    -----------   ----------     ---------------
Net Asset Value, End of the Period            $         14.708       $       13.906     $    15.973   $   13.473       $   11.285
                                              ================       ===============    ===========   ==========     ===============

Total Return * (b)                                        5.77%**              9.49%**        31.65%       29.11%           13.19%**

Net Assets at End of the Period (In thousands)          $134.3       $        126.9     $     116.0   $     88.0       $     73.4

Ratio of Expenses to Average Net Assets* (c)              1.43%                1.41%           1.28%        1.55%            1.33%

Ratio of Net Investment Income to Average Net Assets*     0.76%                0.69%           0.74%        0.86%            1.34%

Portfolio Turnover                                          43%**               103%**          132%         104%              69%**


*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)               9.13%                8.57%           7.40%        18.41%          20.75%

Ratio of Net Investment Income to Average Net Assets     (6.94%)              (6.47%)         (5.38%)      (16.30%)        (18.07%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .18% for the six months ended September 30, 1999, .16% for the nine months ended March 31, 1999 and .03%, .30% and .04% for the years ended June 30, 1998 and 1997, and for the period ending June 30, 1996, respectively.



                                               SEE NOTES TO FINANCIAL STATEMENTS
                                       13

                           VAN KAMPEN PROSPECTOR FUND
                         NOTES TO FINANCIAL STATEMENTS
                         SEPTEMBER 30, 1999 (UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Prospector Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware business trust (the "Trust") and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth and income through investing principally in income producing equity securities and other equity securities. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C shares.

         The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange are valued based on the mean of the bid and asked prices or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

         The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS - The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs were originally scheduled to be amortized on a straight-line basis over the 60 month period ending December 26, 2000. Pursuant to AICPA Statement of Position 98-5, any unamortized organizational costs were expensed on April 1, 1999, the first business day of the 2000 fiscal year.

E. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

         At September 30, 1999, for federal income tax purposes, cost of long-term investments is $2,002,491; the aggregate gross unrealized appreciation is $306,402 and the aggregate gross unrealized depreciation is $189,975, resulting in net unrealized appreciation on long-term investments of $116,427.

F. DISTRIBUTION OF INCOME AND GAINS - The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

         Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

G. EXPENSE REDUCTIONS - During the six months ended September 30, 1999, the Fund's custody fee was reduced by $2,062 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                        % Per Annum
------------------                        -----------
First $500 million                               .70%
Next $500 million                                .65%
Over $1 billion                                  .60%

         For the six months ended September 30, 1999, the Adviser voluntarily capped the expenses of the Fund at 1.25% of average net assets, prior to any credits earned on overnight cash balances. As such, the Adviser waived $7,986 of its investment advisory fees and assumed $79,992 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

         For the six months ended September 30, 1999, the Fund recognized expenses of approximately $100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this cost has been assumed by Van Kampen.

         For the six months ended September 30, 1999, the Fund

                           VAN KAMPEN PROSPECTOR FUND
                         NOTES TO FINANCIAL STATEMENTS
                         SEPTEMBER 30, 1999 (UNAUDITED)

incurred expenses of approximately $26,100 representing Van Kampen's cost of providing accounting and legal services to the Fund. All of this cost has been assumed by Van Kampen.

         Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 1999, the Fund recognized expenses of approximately $7,500. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks. All of this cost has been assumed by Van Kampen.

         Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen. The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

         At September 30, 1999, Van Kampen owned all shares of Classes A, B and C, respectively.

3.  CAPITAL TRANSACTIONS
At September 30, 1999 capital aggregated $1,572,545, $101,213 and $101,213 for classes A, B, and C, respectively. For the six months ended September 30, 1999, there were no capital transactions.

         At March 31, 1999 capital aggregated $1,572,545, $101,213 and $101,213 for classes A, B, and C, respectively. For the nine months ended March 31, 1999, transactions were as follows:

                                        Shares          Value
                                     ------------- -----------------
Dividend Reinvestment:
  Class A                                  26,054  $   356,936
  Class B                                   1,866       25,572
  Class C                                   1,866       25,572
                                     ------------- -----------------
Total Dividend Reinvestments               29,786  $   408,080
                                     ------------- -----------------

         At June 30, 1998 capital aggregated $1,215,609, $75,641 and $75,641 for classes A, B, and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                        Shares          Value
                                     ------------- -----------------
Dividend Reinvestment:
  Class A                                  10,142  $   142,357
  Class B                                     727       10,198
  Class C                                     727       10,198
                                     ------------- -----------------
Total Dividend Reinvestments               11,596  $   162,753
                                     ------------- -----------------

Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B and Class C shares will automatically convert to Class A shares after the eighth and tenth years, respectively, following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                  Contingent Deferred
                                     Sales Charge
                                 Class B       Class C
Year of Redemption                Shares       Shares
------------------------------ ------------- ------------
First                             5.00%         1.00%
Second                            4.00%         None
Third                             3.00%         None
Fourth                            2.50%         None
Fifth                             1.50%         None
Sixth and thereafter               None         None

4.  INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $990,445 and $948,712, respectively

5.  DISTRIBUTION AND SERVICE PLANS
The Fund and its Shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

         The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets. No fees related to the Plans have been accrued by the Fund as the Fund is currently owned solely by affiliated persons.

                           VAN KAMPEN PROSPECTOR FUND

BOARD OF TRUSTEES                        INVESTMENT ADVISER

J. MILES BRANAGAN                        VAN KAMPEN INVESTMENT ADVISORY CORP.
JERRY D. CHOATE                          1 Parkview Plaza
RICHARD M. DEMARTINI*                    P.O. Box 5555
LINDA HUTTON HEAGY                       Oakbrook Terrace, Illinois 60181 - 5555
R. CRAIG KENNEDY
JACK E. NELSON                           DISTRIBUTOR
DON G. POWELL*
PHILLIP B. ROONEY                        VAN KAMPEN FUNDS INC.
FERNANDO SISTO                           1 Parkview Plaza
WAYNE W. WHALEN* - Chairman              P.O. Box 5555
SUZANNE H. WOOLSEY, PH.D.                Oakbrook Terrace, Illinois 60181 - 5555
PAUL G. YOVOVICH
                                         SHAREHOLDER SERVICING AGENT

OFFICERS                                 VAN KAMPEN INVESTOR SERVICES INC.
                                         P.O. Box 218256
RICHARD F. POWERS, III*                  Kansas City, Missouri 64121-8256
    President
                                         CUSTODIAN
DENNIS J. MCDONNELL*
    Executive Vice President and
       Chief Investment Officer          STATE STREET BANK AND TRUST COMPANY
                                         225 Franklin Street
A. THOMAS SMITH III*                     P.O. Box 1713
    Vice President and Secretary         Boston, Massachusetts 02105

JOHN L. SULLIVAN*                        LEGAL COUNSEL
Vice President, Treasurer and
    Chief Financial Officer
                                         SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                                            (Illinois)
CURTIS W. MORELL*                        333 West Wacker Drive
    Vice President and Chief             Chicago, Illinois 60606
    Accounting Officer

TANYA M. LODEN*                          INDEPENDENT ACCOUNTANTS
    Controller
                                         KPMG LLP
STEPHEN L. BOYD*                         303 East Wacker Drive
PETER W. HEGEL*                          Chicago, Illinois 60601
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
     Vice Presidents



* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All Rights Reserved.

SM denotes a service mark of Van Kampen Funds Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 18
Statement of Operations.......................... 19
Statement of Changes in Net Assets............... 20
Financial Highlights............................. 21
Notes to Financial Statements.................... 24

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

October 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail purchasing activity, pushing the personal savings rate down to a record low as spending rates outpaced income growth. Although we experienced a slowdown during the second quarter of 1999, economic growth accelerated toward the end of the reporting period. The growth rate of the nation's gross domestic product (GDP) dipped to 1.6 percent for the second quarter of 1999, but climbed back up to 4.8 percent in the third quarter.

EMPLOYMENT SITUATION

    The strong job market helped to support the health of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains, but they ultimately pushed the cost of labor higher, as evidenced by the sharp jump in the Employment Cost Index in the second quarter of 1999.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index (CPI) report. The Federal Reserve remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed two of its interest rate cuts from the fall of 1998, raising rates in June and August 1999 to keep the economy from overheating.

                          INTEREST RATES AND INFLATION
                 September 30, 1997, through September 30, 1999
                                    [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 1997                                                                   5.5000                             2.2000
                                                                           6.2500                             2.2000
                                                                           5.7500                             2.1000
Dec 1997                                                                   5.6875                             1.8000
                                                                           6.5000                             1.7000
                                                                           5.5625                             1.6000
Mar 1998                                                                   5.6250                             1.4000
                                                                           6.1250                             1.4000
                                                                           5.6250                             1.4000
Jun 1998                                                                   5.6875                             1.7000
                                                                           6.0000                             1.7000
                                                                           5.5625                             1.7000
Sep 1998                                                                   5.9375                             1.6000
                                                                           5.7500                             1.5000
                                                                           5.2500                             1.5000
Dec 1998                                                                   4.8750                             1.5000
                                                                           4.0000                             1.6000
                                                                           4.8125                             1.7000
Mar 1999                                                                   4.8750                             1.6000
                                                                           5.1250                             1.7000
                                                                           4.9375                             2.3000
Jun 1999                                                                   4.5000                             2.1000
                                                                           4.0000                             2.0000
                                                                           4.7500                             2.1000
Sep 1999                                                                   5.4375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1999

                        VAN KAMPEN SMALL CAP VALUE FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
Since inception total return based on
NAV(1)...................................  (3.40%)    (3.70%)     (3.70%)
Since inception total return(2)..........  (8.95%)    (8.51%)     (4.66%)
Commencement date........................  06/21/99   06/21/99   06/21/99

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. The Fund invests principally in common stocks, but can invest in preferred and convertible stock as well. Investing in such companies involves risks not ordinarily associated with investments in larger, more established companies. These types of companies may have limited product lines, markets or financial resources and their securities may be subject to more erratic market movements than those of larger companies. Additionally, equity securities of small cap companies may be less liquid than larger, more established companies, or the stock market in general. During an overall market decline, stock prices of small-sized companies often fluctuate more and fall more than prices of larger company stocks. Finally, the Fund may invest up to 10% of its total assets in the securities of foreign issuers. This may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties of foreign countries, and the potential lack of liquidity, government supervision, and regulation. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                          PORTFOLIO MANAGEMENT REVIEW
                        VAN KAMPEN SMALL CAP VALUE FUND

We recently spoke to the portfolio managers of the Van Kampen Small Cap Value Fund about the key events and economic forces that shaped the markets since the Fund's inception on June 21, 1999. The managers include John Cunniff, senior portfolio manager, who has managed the Fund since inception and whose investment experience dates from 1992. He is joined by Thomas Copper, portfolio manager, and Stephen L. Boyd, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance between its inception and September 30, 1999.

   Q WHAT WERE SOME OF THE MARKET FACTORS THAT AFFECTED THE FUND DURING THE REPORTING PERIOD?

   A Fears of inflation and higher interest rates helped limit the overall stock market's growth during the brief reporting period. On August 24, as expected, the Federal Reserve Board raised short-term interest rates for the second time in three months, reversing two of the three rate decreases from late 1998. Overall, small-cap value stocks lost ground to large-cap stocks during the three-month period, as indicated by the Russell 2000 Value Index's return of -6.57 percent and the Standard & Poor's 500 Index's return of -4.29 percent.

   Q WHAT IS YOUR INVESTMENT STRATEGY IN SELECTING STOCKS FOR THE FUND, AND HOW, IF AT ALL, DID RECENT MARKET CONDITIONS AFFECT YOUR MANAGEMENT?

   A Our investment strategy is commonly referred to as "value with a catalyst." We search for undervalued small-cap companies by using common valuation measures--for example, a lower-than-average price/earnings ratio. For each stock we select, we search for a spark (catalyst)--new management, a new product, or new industry regulations, among others--that may ignite a company's growth prospects and reveal the potentially hidden value represented in the current stock price. We also look for rising earnings expectations, which we believe can indicate that a catalyst is present. Finally, we avoid investing in companies that we believe practice aggressive accounting tactics--for example, recognizing revenue in advance or delaying current-year expenses to later years. If a stock meets our criteria, we then consider it for investment. Our stock-selection process is "bottom up," the Fund is diversified across multiple industries, and we normally remain fully invested in most market conditions.
     Because we believe in our management strategy, we maintained it even in a market environment that was generally unfavorable to small-cap value investing. During the reporting period, the Fund, like many other value-oriented funds, performed relatively poorly in what was still a growth-dominated stock market.

   Q WHICH STOCKS IN THE FUND HAD AN ESPECIALLY POSITIVE IMPACT ON PERFORMANCE DURING THE REPORTING PERIOD?

   A During the reporting period, technology stocks--especially semiconductor companies--were among the market's best performers. As a result, the
Fund's performance was enhanced by two businesses whose profits are tied to the semiconductor industry.
    Lam Research, which makes capital equipment for semiconductor manufacturers, reported earnings in August that far exceeded analysts' expectations. This, in conjunction with the industry's positive fundamentals stemming from the worldwide rise in semiconductor prices, helped propel Lam Research's stock upward. Amkor Technology, a provider of semiconductor packaging and testing services, has benefited from these same industry fundamentals.
    Also benefiting the Fund's performance was TransMontaigne, a holding company that provides petroleum-product services to the energy industry. On the last day of the reporting period, the company announced a new CEO. This announcement was favorably received, as the firm's stock price rose 16 percent on the news. Keep in mind not all stocks performed as favorably, and there is no guarantee these stocks will continue to perform.

   Q  HOW DID ACQUISITIONS AFFECT THE FUND'S PERFORMANCE?

   A During the reporting period, several companies owned in the Fund were acquired or announced pending acquisitions. In the latter case, most of these companies were purchased at a premium to their stock price before the announcements. Examples of stocks whose performance helped the Fund as a result of acquisition included Lone Star Industries, Unitrode, National Processing Industries, Sky Financial Group, Herbalife, and Guarantee Life Insurance. For additional Fund portfolio highlights, please refer to page 8.

   Q  DID ANY STOCKS HURT THE FUND?

   A The stocks that most hurt the Fund's performance during the reporting period were Province Healthcare, Crossman Communities, and Bindley Western
      Industries:

    - Investors have been concerned about the financial health of companies that provide long-term care, such as Province Healthcare, which acquires and operates rural hospitals. These concerns largely center around the likely impact of changes in Medicare reimbursement levels brought about by the Balanced Budget Act of 1997.

    - Home-building companies, such as Crossman Communities, have been hurt by worries about how rising interest rates would affect consumer demand for new homes.

    - Bindley Western Industries, the nation's fifth-largest drug wholesaler, has suffered due to what many investors believe to be company-specific problems at competing firms McKesson and Bergen Brunswig. These companies have recently struggled to integrate acquisitions, and this has cast a cloud over the entire drug wholesaling industry. We believe, however, that the fundamentals for Bindley Western remain solid.

   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A The Fund achieved a total return of -3.40 percent(1)for the slightly more than three-month period ending September 30, 1999 (Class A shares at net asset value). By comparison, the Russell 2000 Value Index, the Fund's benchmark, returned -6.01 percent for the same period of time. Because we manage the Fund from the bottom up, we attribute this relative outperformance to successful stock selection. As we mentioned earlier, however, current market conditions were not favorable for many small-cap value stocks, so the Fund's performance lagged that of the broader market.
    The Russell 2000 Value Index is an unmanaged broad-based index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future performance.

   Q  WHAT DO YOU SEE AHEAD FOR THE FUND IN THE UPCOMING SIX MONTHS?

   A Both value and small-cap stocks are currently very attractively priced relative to the broader market, which we believe is highly valued. If market sentiment were to shift away from large-cap growth investments, small-cap-value-oriented funds such as the Small Cap Value Fund may outperform as investors begin to seek the market's less expensive stocks.

[SIG.]
John Cunniff

Senior Portfolio Manager

[SIG.]
Thomas Copper

Portfolio Manager

[SIG.]
Stephen L. Boyd

Chief Investment Officer
Equity Investments

                               GLOSSARY OF TERMS

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

EARNINGS ESTIMATES: A forecast for a company's net income during a given period.
    Earnings estimates can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

P/E RATIO: The price-to-earnings ratio shows the "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below the value that value investors believe they are actually worth.

                              PORTFOLIO HIGHLIGHTS

                        VAN KAMPEN SMALL CAP VALUE FUND

 TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 1999*

US FREIGHTWAYS is one of the leading regional trucking
companies in the United States..............................   0.8%

EG&G designs, manufactures, and markets optoelectronic,
mechanical, and electromechanical components and instruments
for manufacturers and end-user customers....................   0.8%

TRANSMONTAIGNE gathers, transports, stores, and markets
refined petroleum products and crude oil in the
mid-continent and Rocky Mountain regions of the United
States and in Texas.........................................   0.8%

APRIA HEALTHCARE GROUP provides home-based health-care
services, including respiratory therapy, delivery of
respiratory medication, infusion therapy, medical equipment,
and related clinical services...............................   0.8%

TEKTRONIX is the leading maker of test and measurement
equipment and color Printers................................   0.8%

TEXAS INDUSTRIES produces steel, cement, and concrete
products for the construction and manufacturing
industries..................................................   0.7%

HELMERICH & PAYNE operates land and offshore platform
drilling rigs in the United States and overseas.............   0.7%

LAM RESEARCH designs, manufactures, markets, and services
semiconductor processing equipment used in the fabrication
of integrated circuits......................................   0.7%

H.B. FULLER produces specialty chemical products that
include formulating, compounding, and marketing adhesives,
sealants, paints, and specialty waxes.......................   0.7%

ONEOK produces, gathers, stores, transports, distributes,
and markets natural gas and environmentally clean fuels and
products....................................................

 TOP FIVE PORTFOLIO INDUSTRIES*
                                  [BAR GRAPH]

                                                                          SEPTEMBER 30, 1999
                                                                          ------------------
Finance                                                                          22.3
Technology                                                                       13.2
Raw Materials/Processing Industries                                              10.8
Utilities                                                                        10.0
Consumer Non-Durables                                                             7.1

* As a percentage of long-term investments

                            PORTFOLIO OF INVESTMENTS

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                       Description                          Shares    Market Value
----------------------------------------------------------------------------------
COMMON STOCKS  95.3%
BUILDING & MATERIALS  3.7%
Astec Industries, Inc. (a)................................  150      $    3,619
Crossmann Communities, Inc. (a)...........................  250           4,078
D.R. Horton, Inc. ........................................  700           9,056
Granite Construction, Inc. ...............................  350           9,122
NCI Building Systems, Inc. (a)............................  100           1,656
Nortek, Inc. (a) .........................................  250           8,531
Pulte Corp. ..............................................  500          10,875
Texas Industries, Inc. ...................................  350          12,950
US Home Corp. ............................................  300           8,344
                                                                     ----------
                                                                         68,231
                                                                     ----------

BUSINESS SERVICES  3.1%
ABM Industries, Inc. .....................................  300           7,613
CDI Corp. (a).............................................  300           8,194
John H. Harland Co. ......................................  600          11,662
United Stationers, Inc. ..................................  450           9,591
URS Corp. (a).............................................  400           9,800
Wallace Computer Services, Inc. ..........................  550          11,137
                                                                     ----------
                                                                         57,997
                                                                     ----------

CAPITAL GOODS  3.6%
Applied Industrial Technologies, Inc. ....................  600          10,800
Boise Cascade Office Products Corp. (a)...................  600           6,525
Donaldson, Inc. ..........................................  300           6,956
Manitowoc, Inc. ..........................................  250           8,531
Metals USA, Inc. (a) .....................................  450           4,585
Moog, Inc., Class A (a)...................................  200           5,775
Sauer, Inc. ..............................................  500           6,094
Standard Register Co. ....................................  200           4,700
Tecumseh Products Co., Class A............................   50           2,506
Terex Corp. ..............................................  300           9,450
                                                                     ----------
                                                                         65,922
                                                                     ----------


                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                       Description                          Shares    Market Value
----------------------------------------------------------------------------------
CONSUMER DISTRIBUTION  3.2%
AnnTaylor Stores Corp. (a) ...............................  150      $    6,131
Cato Corp., Class A.......................................  400           5,638
Footstar, Inc. (a) .......................................  300          10,575
Furniture Brands International, Inc. (a) .................  450           8,859
Group 1 Automotive, Inc. (a) .............................  250           4,578
PEP Boys-Manny, Moe & Jack................................  700          10,412
Spiegel, Inc., Class A (a)................................  950           9,619
Systemax, Inc. (a) .......................................  400           3,350
                                                                     ----------
                                                                         59,162
                                                                     ----------

CONSUMER DURABLES  3.6%
Aaron Rents, Inc., Class B................................  250           4,313
Arvin Industries, Inc. ...................................  350          10,828
Dupont Photomasks, Inc. (a) ..............................  100           4,606
Kimball International, Inc., Class B......................  200           3,850
Smith A.O. Corp. .........................................  400          12,100
Stoneridge, Inc. (a)......................................  100           1,738
Toro Co. .................................................  250           9,344
Tower Automotive, Inc. (a) ...............................  600          11,887
Woodward Governor Co. ....................................  300           7,481
                                                                     ----------
                                                                         66,147
                                                                     ----------

CONSUMER NON-DURABLES  6.8%
Agribrands International, Inc. (a) .......................  200           9,925
Corn Products International, Inc. ........................  350          10,653
Fleming Cos., Inc. .......................................  900           8,831
International Multifoods Corp. ...........................  400           9,108
Ivex Packaging Corp. (a) .................................  800           8,000
Michael Foods, Inc. ......................................  200           5,256
Mikasa, Inc. .............................................  500           5,875
Movado Group, Inc. .......................................  400           9,200
Performance Food Group Co. (a) ...........................  150           3,844
Pilgrims Pride Corp., Class A.............................  425           2,178
Quiksilver Resources, Inc. (a) ...........................  250           4,563
Riviana Foods, Inc. ......................................  250           4,813


                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                       Description                          Shares    Market Value
----------------------------------------------------------------------------------
CONSUMER NON-DURABLES (CONTINUED)
Schweitzer Mauduit International, Inc. ...................    400      $    5,175
Shorewood Packaging Corp. (a).............................    550           7,459
Smithfield Foods, Inc. (a)................................    350           9,362
Springs Industries, Inc. .................................    200           6,788
Universal Corp. ..........................................    400          10,450
Zapata Corp. (a)..........................................    650           3,250
                                                                       ----------
                                                                          124,730
                                                                       ----------

CONSUMER SERVICES  4.9%
Avis Rent A Car, Inc. (a).................................    450           9,394
Aztar Corp. (a)...........................................  1,000          10,250
Dollar Thrifty Automotive Group. (a)......................    550          11,378
Extended Stay America, Inc. (a)...........................    650           5,850
Gray Communications Systems, Inc. ........................    200           3,450
Landry's Seafood Restaurants, Inc. (a)....................  1,100           8,800
Lone Star Steakhouse & Saloon.............................  1,050           8,072
Pulitzer, Inc. ...........................................    200           9,087
Ruby Tuesday, Inc. .......................................    500           9,750
Station Casinos, Inc. (a).................................    400           9,300
Westwood One, Inc. (a)....................................    100           4,513
                                                                       ----------
                                                                           89,844
                                                                       ----------

ENERGY  5.3%
EEX Corp. ................................................    150             441
Helmerich & Payne, Inc. ..................................    500          12,656
HS Resources, Inc. (a)....................................    500           8,197
Louis Dreyfus Natural Gas Corp. (a) ......................    400           8,608
Parker Drilling Co. (a)...................................  2,000           8,875
Pioneer Natural Resources Co. ............................  1,000          10,625
Plains Resources, Inc. (a)................................    350           6,256
RPC, Inc. ................................................    600           4,163
Seitel, Inc. .............................................    800           7,800
Tesoro Petroleum Corp. (a)................................    700          11,550
Tom Brown, Inc. (a).......................................    400           5,900


                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                       Description                          Shares    Market Value
----------------------------------------------------------------------------------
ENERGY (CONTINUED)
TransMontaigne, Inc. (a)..................................    900      $   13,500
                                                                       ----------
                                                                           98,571
                                                                       ----------
FINANCE  21.3%
Advanta Corp., Class A....................................    450           6,581
Affiliated Managers Group, Inc. (a).......................    300           8,175
Alfa Corp. ...............................................    350           5,688
Amerus Life Holdings, Inc. ...............................    350           7,416
BancFirst Corp. ..........................................    150           4,725
BancWest Corp. ...........................................    150           6,094
Bank United Corp., Class A................................    350          11,331
Blanch E W Holdings, Inc. ................................     50           3,256
Capital Re Corp. .........................................    350           3,500
Capstead Mortgage Corp. ..................................  2,000           8,000
Cathay Bancorp, Inc. .....................................    300          10,706
CB Richard Ellis Services, Inc. (a).......................    200           3,025
Chicago Title Corp. ......................................    250           9,984
Commonwealth Bancorp, Inc. ...............................    450           7,678
Community Trust Bancorp, Inc. ............................    400           8,675
Crown American Reality....................................    750           4,828
Dain Rauscher Corp. ......................................    200           9,800
Delphi Financial Group, Inc. .............................    350          10,566
Dime Community Bancorp, Inc. (a)..........................    250           5,188
EastGroup Properties, Inc. ...............................    300           5,438
First American Financial Corp. ...........................    300           4,013
First Citizens Bancshares, Inc. ..........................    100           7,675
First Washington Realty Trust, Inc. ......................    450           9,450
Foremost Corp. of America.................................    400           9,600
GBC Bancorp of California.................................    500           9,687
Glimcher Realty Trust.....................................    550           8,078
Great Lakes REIT, Inc. ...................................    350           5,272
Guarantee Life Companies, Inc. ...........................    300           9,169
Health Care REIT, Inc. ...................................    400           8,000
Irwin Financial Corp. ....................................    250           5,016


                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                       Description                          Shares    Market Value
----------------------------------------------------------------------------------
FINANCE (CONTINUED)
JP Realty, Inc. ..........................................    450      $    7,706
Kansas City Life Insurance Co. ...........................    250           9,125
Lasalle Hotel Properties..................................    550           7,116
Leucadia National Corp. ..................................    350           7,350
LNR Property Corp. .......................................    500          10,187
Mail-Well, Inc. (a).......................................    300           4,163
Medical Assurance, Inc. ..................................    400          10,025
Meristar Hospitality Corp. ...............................    600           9,150
National Health Investors, Inc. ..........................    250           4,109
Oceanfirst Financial Corp. ...............................    300           4,913
Omega Healthcare Investors, Inc. .........................    400           8,400
Prentiss Properties Trust.................................    400           8,875
PS Business Parks, Inc. ..................................    400          10,400
Redwood Trust, Inc. ......................................    300           3,881
Republic Bancorp, Inc., Class A...........................    300           2,981
RLI Corp. ................................................    250           8,250
Silicon Valley Bancshares (a).............................    400           9,650
Southwest Securities Group, Inc. .........................    110           2,970
Summit Properties, Inc. ..................................    300           5,981
Taubman Centers, Inc. ....................................    450           5,175
Triad Guaranty, Inc. (a)..................................    500           8,437
UICI (a)..................................................    450          11,503
US Bancorp, Inc. .........................................    350           4,725
Webster Financial Corp. ..................................    400          10,200
                                                                       ----------
                                                                          391,886
                                                                       ----------
HEALTHCARE  4.0%
Alpharma, Inc. ...........................................    100           3,531
Ameripath, Inc. (a).......................................    900           7,537
Apria Healthcare Group, Inc. (a)..........................    800          13,400
Bindley Western Industries, Inc. .........................    716          10,248
Chattem, Inc. (a).........................................    300           6,619
Herbalife International, Inc., Class A....................    450           6,863
Laboratory Corp. of America Holdings (a)..................  3,500           9,625


                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                       Description                          Shares    Market Value
----------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
Province Healthcare Co. (a)...............................    550      $    6,325
Quest Diagnostics, Inc. (a)...............................    400          10,400
                                                                       ----------
                                                                           74,548
                                                                       ----------
RAW MATERIALS/PROCESSING INDUSTRIES  10.3%
Arch Coal, Inc. ..........................................    600           7,387
Battle Mountain Gold Co. (a)..............................  1,550           5,038
Buckeye Technologies, Inc. (a)............................    550           8,628
Caraustar Industries, Inc. ...............................    200           5,100
Commercial Metals Co. ....................................    300           8,625
Dexter Corp. .............................................    250           9,328
Ethyl Corp. ..............................................  1,000           3,875
Ferro Corp. ..............................................    450           9,591
Gaylord Container Corp., Class A (a)......................    100             713
Geon Co. .................................................    350           9,012
Georgia Gulf Corp. .......................................    600          10,575
Gibraltor Steel Corp. ....................................    400           8,400
Glatfelter P.H. Co. ......................................    600           9,862
H.B. Fuller Co. ..........................................    200          12,175
Mueller Industries, Inc. (a)..............................    400          11,875
Oregon Steel Mills, Inc. .................................     50             559
Polymer Group, Inc. (a)...................................    600           8,850
Quanex Corp. .............................................    350           8,969
Reliance Steel & Aluminum Co. ............................    525          11,025
Rock Tennessee Co., Class A...............................    600           8,974
Ryerson Tull, Inc. .......................................    400           9,250
Scotts Co., Class A (a)...................................    200           6,925
Spartech Corp. ...........................................    200           5,863
Steel Dynamics, Inc. (a)..................................    400           6,275
Universal Forest Products, Inc. ..........................    200           2,613
                                                                       ----------
                                                                          189,487
                                                                       ----------
TECHNOLOGY  12.6%
Aavid Thermal Technologies, Inc. (a) .....................    350           7,897
Actel Corp. (a)...........................................    500           9,306


                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                       Description                          Shares    Market Value
----------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Alliance Semiconductor Corp. (a)..........................
                                                              800      $    8,600
American Mobile Satellite Corp. (a).......................
                                                              300           5,250
Amkor Technology, Inc. (a)................................
                                                              550           8,869
AVT Corp. (a).............................................
                                                              150           4,594
Clarify, Inc. (a).........................................
                                                              100           5,031
Cypress Semiconductor Corp. (a)...........................
                                                              500          10,750
DII Group, Inc. (a).......................................
                                                              150           5,278
EG&G, Inc. (a)............................................
                                                              350          13,934
General Communication, Inc. (a)...........................
                                                              900           4,697
Genrad, Inc. (a)..........................................
                                                              450           8,606
Inacom Corp. (a)..........................................
                                                              900           8,269
Informix Corp. (a)........................................
                                                              500           3,969
International Rectifier Corp. (a).........................
                                                              650           9,912
Kaman Corp., Class A......................................
                                                              700           8,925
Lam Research Corp. (a)....................................
                                                              200          12,200
MEMC Electronic Materials, Inc. (a).......................
                                                              500           6,875
Micro Warehouse, Inc. (a).................................
                                                              400           4,825
MTS Systems Corp. ........................................
                                                              850           8,819
Park Electrochemical Corp. ...............................
                                                              300           9,862
Pinnacle Systems, Inc. (a)................................
                                                              100           4,237
Primex Technologies, Inc. ................................
                                                              400           7,900
S3, Inc. (a)..............................................
                                                              950           9,916
Stewart Information Services Corp. (a)....................
                                                              450           8,241
Tektronix, Inc. ..........................................
                                                              400          13,400
Thermoquest Corp. (a).....................................
                                                              800           8,100
Triumph Group, Inc. (a)...................................
                                                              350           9,297
Xircom, Inc. (a)..........................................
                                                              100           4,269
                                                                       ----------
                                                                          231,828
                                                                       ----------
TRANSPORTATION  3.4%
America West Holdings Corp., Class B (a)..................
                                                              550           9,522
American Freightways Corp. (a)............................
                                                              400           7,275
Covenant Transport, Inc., Class A (a).....................
                                                              500           7,625
Landstar Systems, Inc. (a)................................
                                                              250           8,688

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                       Description                          Shares    Market Value
----------------------------------------------------------------------------------
TRANSPORTATION (CONTINUED)
MS Carriers, Inc. (a).....................................
                                                              400      $    9,600
Pittston Co. .............................................
                                                              550           4,434
Rollins Truck Leasing Corp. ..............................
                                                              200           2,025
US Freightways Corp. .....................................
                                                              300          14,212
                                                                       ----------
                                                                           63,381
                                                                       ----------
UTILITIES  9.5%
Black Hills Corp. ........................................
                                                              250           5,828
California Water Service Group............................
                                                              250           6,844
Cilcorp, Inc. ............................................
                                                              100           6,481
CMP Group, Inc. ..........................................
                                                              400          10,550
Empire District Electric Co. .............................
                                                              200           5,113
Energen Corp. ............................................
                                                              400           8,100
Equitable Resources, Inc. ................................
                                                              300          11,344
Idacorp, Inc. ............................................
                                                              400          12,050
Jersey Resources Corp. ...................................
                                                              150           6,000
Laclede Gas Co. ..........................................
                                                              250           5,688
Madison Gas & Electric Co. ...............................
                                                              300           5,962
Northwest Natural Gas Co. ................................
                                                              300           7,744
Northwestern Corp. .......................................
                                                              250           5,688
NUI Corp. ................................................
                                                              250           6,187
Oneok, Inc. ..............................................
                                                              400          12,125
Otter Tail Power Co. .....................................
                                                              150           6,375
Public Service Co. of Mexico..............................
                                                              300           5,475
RGS Energy Group, Inc. ...................................
                                                              400           9,800
South Jersey Industries, Inc. ............................
                                                              200           5,275
Southwestern Energy Co. ..................................
                                                              550           4,984
TNP Enterprises, Inc. ....................................
                                                              200           7,787
Western Gas Resources, Inc. ..............................
                                                              600          11,212
WPS Resources Corp. ......................................
                                                              300           8,419
                                                                       ----------
                                                                          175,031
                                                                       ----------

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                       Description                                    Market Value
----------------------------------------------------------------------------------
TOTAL INVESTMENTS  95.3%
  (Cost $1,845,985)...............................................     $1,756,765
OTHER ASSETS IN EXCESS OF LIABILITIES  4.7%.......................         85,792
                                                                       ----------
NET ASSETS 100.0%.................................................     $1,842,557
                                                                       ==========

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments
  (Cost $1,845,985).........................................  $1,756,765
Cash........................................................      78,882
Receivables:
  Fund Shares Sold..........................................     109,921
  Expense Reimbursement from Advisor........................      30,188
  Dividends.................................................       2,116
  Investments Sold..........................................       1,825
                                                              ----------
      Total Assets..........................................   1,979,697
                                                              ----------
LIABILITIES:
Payables:
  Investments Purchased.....................................     100,519
  Distributor and Affiliates................................       3,210
  Investment Advisory Fee...................................       2,945
Accrued Expenses............................................      27,739
Trustees' Deferred Compensation and Retirement Plans........       2,727
                                                              ----------
      Total Liabilities.....................................     137,140
                                                              ----------
NET ASSETS..................................................  $1,842,557
                                                              ==========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,914,589
Accumulated Net Realized Gain...............................      17,035
Accumulated Undistributed Net Investment Income.............         153
Net Unrealized Depreciation.................................     (89,220)
                                                              ----------
NET ASSETS..................................................  $1,842,557
                                                              ==========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $850,940 and 88,088 shares of beneficial
      interest issued and outstanding)......................  $     9.66
    Maximum sales charge (5.75%* of offering price).........         .59
                                                              ----------
    Maximum offering price to public........................  $    10.25
                                                              ==========
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $647,616 and 67,228 shares of beneficial
      interest issued and outstanding)......................  $     9.63
                                                              ==========
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $344,001 and 35,715 shares of beneficial
      interest issued and outstanding)......................  $     9.63
                                                              ==========

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                          For the Period June 21, 1999
                    (Commencement of Investment Operations)
                     through September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $  7,140
Interest....................................................         509
                                                                --------
    Total Income............................................       7,649
                                                                --------
EXPENSES:
Registration Fee............................................      11,069
Custody.....................................................      10,574
Trustees' Fees and Related Expenses.........................       3,308
Investment Advisory Fee.....................................       2,945
Audit.......................................................       2,767
Reports to Shareholders.....................................       2,767
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $447, $1,273 and $867, respectively)........       2,587
Shareholder Services........................................       1,372
Legal.......................................................         152
Other.......................................................         598
                                                                --------
    Total Expenses..........................................      38,139
    Less: Expense Reduction ($2,945 Advisory fees and
          $27,243 other)....................................      30,188
         Credits Earned on Cash Balances....................         455
                                                                --------
    Net Expenses............................................       7,496
                                                                --------
NET INVESTMENT INCOME.......................................    $    153
                                                                ========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $ 17,035
                                                                --------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................         -0-
  End of the Period.........................................     (89,220)
                                                                --------
Net Unrealized Depreciation During the Period...............     (89,220)
                                                                --------
NET REALIZED AND UNREALIZED LOSS............................    $(72,185)
                                                                ========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(72,032)
                                                                ========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                          For the Period June 21, 1999
                    (Commencement of Investment Operations)
                     through September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $      153
Net Realized Gain...........................................        17,035
Net Unrealized Depreciation During the Period...............       (89,220)
                                                                ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       (72,032)
                                                                ----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................       927,164
Cost of Shares Repurchased..................................       (12,575)
                                                                ----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........       914,589
                                                                ----------
TOTAL INCREASE IN NET ASSETS................................       842,557
NET ASSETS:
Beginning of the Period.....................................     1,000,000
                                                                ----------
End of the Period (Including accumulated undistributed net
  investment income of $153)................................    $1,842,557
                                                                ==========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                 June 21, 1999
                                                                (Commencement of
                                                             Investment Operations)
                       Class A Shares                        to September 30, 1999
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................         $10.000
                                                                     -------
Net Investment Income.......................................            .010
Net Realized and Unrealized Loss............................           (.350)
                                                                     -------
Total from Investment Operations............................           (.340)
                                                                     -------
Net Asset Value, End of the Period..........................         $ 9.660
                                                                     =======
Total Return (a)............................................          (3.40%)**
Net Assets at End of the Period (In millions)...............            $0.9
Ratio of Expenses to Average Net Assets* (b)................           1.65%
Ratio of Net Investment Income to Average Net Assets*.......            .50%
Portfolio Turnover..........................................              9%**

* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets.....................           9.60%
Ratio of Net Investment Loss to Average Net Assets..........          (7.45%)

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .12% for the period June 21, 1999 to September 30, 1999.


                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                               June 21, 1999
                                                              (Commencement of
                                                           Investment Operations)
                      Class B Shares                       to September 30, 1999
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period......................         $10.000
                                                                   -------
Net Investment Loss.......................................           (.006)
Net Realized and Unrealized Loss..........................           (.361)
                                                                   -------
Total from Investment Operations..........................           (.367)
                                                                   -------
Net Asset Value, End of the Period........................         $ 9.633
                                                                   =======
Total Return (a)..........................................          (3.70%)**
Net Assets at End of the Period (In millions).............            $0.6
Ratio of Expenses to Average Net Assets* (b)..............           2.52%
Ratio of Net Investment Loss to Average Net Assets*.......           (.34%)
Portfolio Turnover........................................              9%**

* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets...................          10.47%
Ratio of Net Investment Loss to Average Net Assets........          (8.29%)
** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .12% for the period June 21, 1999 to September 30, 1999.


                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                 June 21, 1999
                                                                (Commencement of
                                                             Investment Operations)
                       Class C Shares                        to September 30, 1999
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................         $10.000
                                                                     -------
Net Investment Loss.........................................           (.008)
Net Realized and Unrealized Loss............................           (.360)
                                                                     -------
Total from Investment Operations............................           (.368)
                                                                     -------
Net Asset Value, End of the Period..........................         $ 9.632
                                                                     =======
Total Return (a)............................................          (3.70%)**
Net Assets at End of the Period (In millions)...............           $ 0.3
Ratio of Expenses to Average Net Assets* (b)................           2.38%
Ratio of Net Investment Loss to Average Net Assets*.........           (.32%)
Portfolio Turnover..........................................            9%**

* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets.....................          10.33%
Ratio of Net Investment Loss to Average Net Assets..........          (8.27%)

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .12% for the period June 21, 1999 to September 30, 1999.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Small Cap Value Fund (the "Fund") is organized as a series of Van Kampen Equity Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end investment management company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing primarily in a diversified portfolio of equity securities of small capitalization companies that the Fund's investment adviser believes are undervalued. The Fund commenced investment operations on June 21, 1999 with three classes of common shares, Class A, Class B, and Class C shares.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
    The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At September 30, 1999, there were no when issued or delayed delivery purchase commitments.
    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are amortized over the life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    Net realized gains or losses may differ for financial and tax reporting purposes.
    At September 30, 1999, for federal income tax purposes, cost of long-term investments is $1,845,985, the aggregate gross unrealized appreciation is $59,827 and the aggregate gross unrealized depreciation is $149,047, resulting in net unrealized depreciation on long-term investments of $89,220.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions.

F. EXPENSE REDUCTIONS--During the period ended September 30, 1999, the Fund's custody fee was reduced by $455 as a result of credits earned on overnight cash balances.

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $500 million....................................     .75 of 1%
Next $500 million.....................................     .70 of 1%
Over $1 billion.......................................     .65 of 1%

    For the period ended September 30, 1999, the Adviser voluntarily waived $2,945 of its investment advisory fees and assumed $27,243 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
    For the period ended September 30, 1999, the Fund recognized expenses of approximately $100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this expense has been assumed by Van Kampen.
    For the period ended September 30, 1999, the Fund recognized expenses of approximately $100 representing Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund. All of this expense has been assumed by Van Kampen.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended September 30, 1999, the Fund recognized expenses of approximately $1,300. All of this expense has been assumed by Van Kampen. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
    At September 30, 1999, Van Kampen owned 40,000 shares of Class A, 30,000 shares of Class B, and 30,000 shares of Class C.

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

    At September 30, 1999, capital aggregated $884,491, $673,865 and $356,233 for Classes A, B and C, respectively. For the period ended September 30, 1999, transactions were as follows:

                                                   SHARES      VALUE
----------------------------------------------------------------------
Sales:
  Class A........................................   48,093    $484,546
  Class B........................................   37,306     374,609
  Class C........................................    6,885      68,009
                                                   -------    --------
Total Sales......................................   92,284    $927,164
                                                   =======    ========
Repurchases:
  Class A........................................       (5)   $    (55)
  Class B........................................      (78)       (744)
  Class C........................................   (1,170)    (11,776)
                                                   -------    --------
Total Repurchases................................   (1,253)   $(12,575)
                                                   =======    ========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A Shares after the eighth year following purchase. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                   CONTINGENT DEFERRED
                                                       SALES CHARGE
                                                --------------------------
YEAR OF REDEMPTION                              CLASS B            CLASS C
--------------------------------------------------------------------------
First........................................     5.00%              1.00%
Second.......................................     4.00%               None
Third........................................     3.00%               None
Fourth.......................................     2.50%               None
Fifth........................................     1.50%               None
Sixth and Thereafter.........................      None               None

    For the period ended September 30, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $1,200 and CDSC on redeemed shares of approximately $100. Sales charges do not represent expenses of the Fund.

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,974,844 and $145,894, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. No fees were paid for the period ended September 30, 1999.

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

* Closed to new investors

                        VAN KAMPEN SMALL CAP VALUE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief
Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

STEPHEN L. BOYD*
PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive

Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After February 29, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

YOUR NOTES:

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